As filed with the Securities and Exchange Commission on December 18, 2014

Investment Company Act File No. 811-01911; Securities Act File No. 2-34215

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT No. 104  ☒

and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 84  ☒

SCHRODER CAPITAL FUNDS (DELAWARE)

875 Third Avenue, 22nd Floor, New York, New York 10022
(212) 641-3800

Carin F. Muhlbaum, Esq.
Schroder Investment Management North America Inc.
875 Third Avenue, 22nd Floor,
New York, New York 10022

Copies to:

Timothy W. Diggins, Esq.
Ropes & Gray LLP
Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing will become effective (check appropriate box):

☐            Immediately upon filing pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☒           On December 19, 2014 pursuant to paragraph (b)

☐            On (date) pursuant to paragraph (a)(1)

☐            On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

PROSPECTUS

December 19, 2014

Equity Funds

SCHRODER EMERGING MARKET EQUITY FUND

  Advisor Shares (SEMVX)

  Investor Shares (SEMNX)

  R6 Shares (SEMTX)

SCHRODER EMERGING MARKETS MULTI-CAP EQUITY FUND

  Advisor Shares (SMEVX)

  Investor Shares (SMENX)

  R6 Shares (SMETX)

SCHRODER GLOBAL MULTI-CAP EQUITY FUND

  Advisor Shares (SQQVX)

  Investor Shares (SQQJX)

  R6 Shares (SQQIX)

SCHRODER INTERNATIONAL ALPHA FUND

  Advisor Shares (SCVEX)

  Investor Shares (SCIEX)

  R6 Shares (SCIJX)

SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND

  Advisor Shares (SIDVX)

  Investor Shares (SIDNX)

  R6 Shares (SIDRX)

SCHRODER NORTH AMERICAN EQUITY FUND

  Advisor Shares (SNAVX)

  Investor Shares (SNAEX)

SCHRODER U.S. OPPORTUNITIES FUND*

  Advisor Shares (SCUVX)

  Investor Shares (SCUIX)

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

  Advisor Shares (SMDVX)

  Investor Shares (SMDIX)

  R6 Shares (SMDRX)

Multi-Asset Fund

SCHRODER GLOBAL MULTI-ASSET INCOME FUND

  Advisor Shares (SGMVX)

  Investor Shares (SGMNX)

  R6 Shares (SMGRX)

Fixed Income Funds

SCHRODER BROAD TAX-AWARE VALUE BOND FUND

  Advisor Shares (STWVX)

  Investor Shares (STWTX)

SCHRODER EMERGING MARKETS MULTI-SECTOR BOND FUND

  Advisor Shares (SMSVX)

  Investor Shares (SMSNX)

  R6 Shares (SMSRX)

SCHRODER GLOBAL STRATEGIC BOND FUND

  Advisor Shares (SGBVX)

  Investor Shares (SGBNX)

  R6 Shares (SGBJX)

SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND

  Investor Shares (STWLX)

SCHRODER TOTAL RETURN FIXED INCOME FUND

  Advisor Shares (SBBVX)

  Investor Shares (SBBIX)

Alternative Fund

SCHRODER ABSOLUTE RETURN EMD AND CURRENCY FUND

  Advisor Shares (SARVX)

  Investor Shares (SARNX)

  R6 Shares (SARRX)

* Closed to new investors, subject to certain exceptions described in this Prospectus.

Schroder Emerging Market Equity Fund seeks capital appreciation.

Schroder Emerging Markets Multi-Cap Equity Fund seeks long-term capital growth.

Schroder Global Multi-Cap Equity Fund seeks long-term capital appreciation.

Schroder International Alpha Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Schroder International Multi-Cap Value Fund seeks long-term capital appreciation.

Schroder North American Equity Fund seeks long-term capital growth.

Schroder U.S. Opportunities Fund seeks capital appreciation.

Schroder U.S. Small and Mid Cap Opportunities Fund seeks capital appreciation.

Schroder Global Multi-Asset Income Fund seeks to provide income and capital growth over the medium to longer term.

Schroder Broad Tax-Aware Value Bond Fund seeks total return on an after-tax basis.

Schroder Emerging Markets Multi-Sector Bond Fund seeks to provide a return of capital growth and income.

Schroder Global Strategic Bond Fund seeks total return over the long term.

Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index.

Schroder Total Return Fixed Income Fund seeks a high level of total return.

Schroder Absolute Return EMD and Currency Fund seeks a positive absolute return from capital growth and income.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully. Neither the U.S. Securities and Exchange Commission, nor the U.S. Commodity Futures Trading Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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- ii -

SUMMARY INFORMATION ABOUT THE FUNDS

Schroder Emerging Market Equity Fund

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.25%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.25%	1.40%	1.65%
Less: Expense Reimbursement(2)	(0.15)%	(0.15)%	(0.15)%
Net Annual Fund Operating Expenses	1.10%	1.25%	1.50%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 1.10% of the R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.25% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.50% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$112	$380	$670	$1,496
Investor Shares (whether or not shares are redeemed)	$127	$426	$750	$1,665
Advisor Shares (whether or not shares are redeemed)	$153	$504	$881	$1,940

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in equity securities of "emerging market" companies. The Fund's sub-adviser currently considers "emerging market" companies to be issuers domiciled in or deriving a substantial portion of their revenues from countries included in the MSCI Emerging Market Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa, though the sub-adviser may at times determine to invest in the wider emerging markets universe. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the sub-adviser will refer to the country allocation of the Fund's benchmark index as a guide in making allocation decisions. The Fund invests in countries and companies that its sub-adviser believes offer the potential for capital growth. The sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings (IPOs), closed-end funds or exchange-traded funds (ETFs), and may use structured notes, swap transactions, index futures, and other derivative instruments in pursuing its principal strategy. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart only shows the performance of the Fund's Investor Shares. The Fund had not at the date of this prospectus commenced offering its R6 Shares and does not yet have a calendar year of investment performance with respect to its R6 Shares. Performance of R6 shares would differ from Advisor Share and Investor Share performance only to the extent of the differences in expenses between the classes. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
6/30/09	9/30/08
33.48%	-27.54%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was -0.08%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception (3/31/06)
Investor Shares – Return Before Taxes	(2.28)%	14.74%	6.35%
Investor Shares – Return After Taxes on Distributions	(2.27)%	14.74%	5.94%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.92)%	12.15%	5.23%
Advisor Shares – Return Before Taxes	(2.52)%	14.54%	6.14%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(2.60)%	14.79%	5.63%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Returns for R6 Shares will vary from the returns for Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Allan Conway, Head of Emerging Market Equities, has managed the Fund since its inception in 2006.

Robert Davy, Portfolio Manager, has managed the Fund since its inception in 2006.

James Gotto, Portfolio Manager, has managed the Fund since its inception in 2006.

Waj Hashmi, CFA, Portfolio Manager, has managed the Fund since its inception in 2006.

Tom Wilson, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Emerging Markets Multi-Cap Equity Fund

Investment Objective: The Fund seeks long-term capital growth.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	1.39%	1.54%	1.54%
Total Annual Fund Operating Expenses	2.39%	2.54%	2.79%
Less: Fee Waiver and Expense Reimbursement(2)	(1.49)%	(1.49)%	(1.49)%
Net Annual Fund Operating Expenses	0.90%	1.05%	1.30%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.90% of the R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.05% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.30% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 29, 2016 to limit the management fees paid by the Fund to 0.80% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$92	$577	$1,116	$2,592
Investor Shares (whether or not shares are redeemed)	$107	$623	$1,192	$2,743
Advisor Shares (whether or not shares are redeemed)	$132	$699	$1,318	$2,991

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies. The Fund will invest its assets primarily in equity securities of companies located in emerging market countries that the Fund's sub-adviser considers to be high quality companies, to offer attractive valuations, or both. The Fund may invest in companies of any size or market capitalization.

In seeking to identify high quality companies, the Fund's sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. In seeking to identify companies offering attractive valuations, the sub-adviser relies on an evaluation of a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures as well as quality metrics, such as profitability, stability and financial strength. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. The sub-adviser generally considers equity securities to consist of common and preferred stocks, warrants to purchase common or preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy.

The Fund's sub-adviser currently considers "emerging market" countries to be countries included in the MSCI Emerging Markets Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa, though the sub-adviser may at times determine to invest in the wider emerging markets universe. Although the Fund expects typically to invest in a variety of emerging market countries and other countries throughout the world, the Fund may, from time to time, invest a substantial portion of its net assets in any one country or group of countries. The Fund will consider an issuer to be located in a country if it is organized under the laws of that country, if it is domiciled in that country, if it is principally traded in that country, or if the sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. Actual geographic and sector allocations within the Fund's portfolio are principally the result of application of the quality and value disciplines described above.

The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities or in depositary receipts relating to U.S. securities. The Fund may purchase securities issued by other investment funds and pools, such as real estate investment trusts ("REITs"), income trusts, master limited partnerships ("MLPs"), open-end mutual funds, closed-end funds, and exchange traded funds ("ETFs"). The Fund may use exchange-traded or over-the-counter derivatives that generally consist of futures contracts, swaps, and options, and other derivative instruments, including over-the-counter instruments, and will normally do so in order to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  MLP Risk: investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. Because the Fund commenced operations on June 25, 2013, it does not yet have a calendar year of investment performance.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2013.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since its inception in 2013.

James Larkman, Portfolio Manager, has managed the Fund since its inception in 2013.

Ayse Serinturk, Portfolio Manager, has managed the Fund since its inception in 2013.

Daniel Winterbottom, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Global Multi-Cap Equity Fund

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares(1)	Investor Shares(1)	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares(1)	Investor Shares(1)	Advisor Shares
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(2)	0.26%	0.41%	0.41%
Total Annual Fund Operating Expenses	0.81%	0.96%	1.21%
Less: Expense Reimbursement(3)	(0.16)%	(0.16)%	(0.16)%
Net Annual Fund Operating Expenses	0.65%	0.80%	1.05%

(1)  Effective December 19, 2014, Institutional Shares and Institutional Service Shares were reclassified as R6 Shares and Investor Shares, respectively.

(2)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(3)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes and extraordinary expenses), for the Fund's R6 Shares, exceed 0.65% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.80% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.05% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses, and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$66	$239	$431	$984
Investor Shares (whether or not shares are redeemed)	$82	$287	$512	$1,161
Advisor Shares (whether or not shares are redeemed)	$107	$365	$647	$1,449

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of equity securities of companies located in a number of countries around the world (including the United States) that the sub-adviser considers to be undervalued companies, high quality companies, or both. In selecting investments for the Fund, the sub-adviser seeks an optimal blend of investments that meet its "value" and "quality" criteria described below.

In seeking to identify undervalued companies, the sub-adviser relies on a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures. In seeking to identify high quality companies, the sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity.

The sub-adviser is not constrained by benchmark weights when it constructs the Fund's portfolio. Geographic and sector allocations within the Fund's portfolio are principally the result of the valuation and quality selection processes.

The Fund generally sells securities when the Fund's sub-adviser believes they no longer have desirable valuation or quality characteristics or for risk management to take advantage of other investments the Fund's sub-adviser considers more attractive. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The sub-adviser generally considers equity securities to consist of common and preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy. The equity securities in which the Fund may invest may be of companies of any size market capitalization, including large, well-known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund may invest in American Depositary Receipts (ADRs), as well as global depositary receipts (GDRs), European Depositary Receipts (EDRs) or other similar securities representing ownership of foreign securities. The Fund's investments in depositary receipts may include company-sponsored or unsponsored depositary receipts. The Fund may also invest in residential or commercial real estate investment trusts (REITs), closed-end funds, open-end funds, exchange-traded funds (ETFs), or master limited partnerships (MLPs), which are limited partnerships in which ownership units are publicly traded. REITs may be listed on an exchange or unlisted.

The Fund may use exchange-traded or over-the-counter derivatives that generally consist of options, swap transactions, and futures contracts, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions, for efficient portfolio management. The Fund may also, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

The Fund will normally hold investments in a number of different countries around the world. The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries and may invest in emerging market countries. (The sub-adviser currently considers an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or if it is domiciled or has its principal place of business in a country and its equity securities are principally traded in that country, or if the sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.) There is no limit on the amount of the Fund's assets that may be invested in any one country.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques, and risk analyses of the Fund's investment team, and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Depositary Receipts Risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies designed to provide an investor an indirect investment in underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading markets. Unsponsored depositary receipts may be less liquid than sponsored depositary receipts;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  MLP Risk: investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's R6 Shares. The Fund had not at the date of this prospectus commenced offering its Advisor Shares and does not yet have a calendar year of investment performance with respect to its Advisor Shares. Performance of Advisor Shares would differ from R6 Share and Investor Share performance only to the extent of the differences in expenses between the classes. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shows in
  the bar chart)

Highest	Lowest
3/31/12	9/30/11
11.39%	-16.79%

(1)  R6 Shares total return from January 1, 2014 to September 30, 2014 was 3.44%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	Since Inception (11/9/10)
R6 Shares – Return Before Taxes	23.15%	11.68%
R6 Shares – Return After Taxes on Distributions	21.03%	10.87%
R6 Shares – Return After Taxes on Distributions and Sale of Fund Shares	13.81%	9.09%
Investor Shares – Return Before Taxes	23.12%	11.63%
MSCI World (Net Dividends Reinvested) Index (reflects no deduction for fees, expenses or taxes)	26.68%	11.60%

After-tax returns are shown only for R6 Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Investor Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Returns for Advisor Shares will vary from the returns for Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2010.

Ben Corris, CFA, Portfolio Manager, has managed the Fund since March 2011.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since March 2011.

James Larkman, Portfolio Manager, has managed the Fund since March 2011.

Ayse Serinturk, Portfolio Manager, has managed the Fund since March 2013.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions will generally be currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder International Alpha Fund

Investment Objective: The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.23%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.03%	1.18%	1.43%
Less: Fee Waiver and Expense Reimbursement(2)	(0.23)%	(0.23)%	(0.23)%
Net Annual Fund Operating Expenses	0.80%	0.95%	1.20%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016, if necessary, to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.80% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.95% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.20% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 29, 2016 to limit the management fees paid by the Fund to 0.70% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$82	$301	$542	$1,235
Investor Shares (whether or not shares are redeemed)	$97	$348	$623	$1,408
Advisor Shares (whether or not shares are redeemed)	$122	$426	$756	$1,690

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States. The Fund's sub-adviser attempts to invest broadly across regions and countries, including emerging market countries, though the Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund expects typically to invest in forty to sixty companies at any one time and will typically invest a substantial portion of its assets in countries included in the MSCI EAFE Index. The sub-adviser relies on a fundamental, research-driven, bottom-up approach to identify issuers it believes offer the potential for capital growth. The sub-adviser considers factors such as a company's potential for above average earnings growth, a security's attractive relative valuation, and whether a company has proprietary advantages. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any size market capitalization. The Fund may also invest in closed-end funds or exchange-traded funds, and may use options, futures contracts, and other derivative instruments. "Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve risk-adjusted returns over the Fund's benchmark index.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Issuer Focus Risk: focusing on a relatively small number of issuers increases risk and volatility;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. The Fund had not at the date of this prospectus commenced offering its R6 Shares and does not yet have a calendar year of investment performance with respect to its R6 Shares. Performance of R6 shares would differ from Advisor Share and Investor Share performance only to the extent of the differences in expenses between the classes. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
6/30/09	12/31/08
27.44%	-23.72%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was -1.31%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	20.63%	15.26%	7.65%
Investor Shares – Return After Taxes on Distributions	20.21%	15.16%	7.57%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	12.28%	12.62%	6.47%
Advisor Shares – Return Before Taxes	20.28%	14.94%	7.38%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	6.91%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Returns for R6 Shares will vary from the returns for Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Simon Webber, CFA, Portfolio Manager, has managed the Fund since 2010.

James Gautrey, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder International Multi-Cap Value Fund

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.34%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.14%	1.29%	1.54%
Less: Fee Waiver and Expense Reimbursement(2)	(0.39)%	(0.39)%	(0.39)%
Net Annual Fund Operating Expenses	0.75%	0.90%	1.15%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016, if necessary, to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.75% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.90% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.15% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 29, 2016 to limit the management fees paid by the Fund to 0.65% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$77	$317	$584	$1,346
Investor Shares (whether or not shares are redeemed)	$92	$364	$664	$1,517
Advisor Shares (whether or not shares are redeemed)	$117	$442	$797	$1,796

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 65% of its total assets in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund may invest in companies of any size market capitalization. The sub-adviser applies a proprietary quantitative investment analysis that seeks to capture the historically high returns from value stocks and provide a dividend yield typically above the Index. The sub-adviser does not consider benchmark weights when it constructs the Fund's portfolio. The sub-adviser believes that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. The sub-adviser seeks to select relatively inexpensive stocks anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection. The Fund may invest in common and preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs), closed-end funds or exchange-traded funds. The Fund may use options, swap transactions, futures contracts, and other derivative instruments, including over-the-counter transactions for efficient portfolio management purposes, such as increasing or decreasing its exposure to securities markets pending the purchase or sale of cash investments (and not with the intention of creating investment leverage). The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. The Fund had not at the date of this prospectus commenced offering its R6 Shares and does not yet have a calendar year of investment performance with respect to its R6 Shares. Performance of R6 shares would differ from Advisor Share and Investor Share performance only to the extent of the differences in expenses between the classes. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
6/30/09	12/31/08
36.08%	-23.12%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 1.44%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception (8/30/06)
Investor Shares – Return Before Taxes	18.57%	17.00%	6.00%
Investor Shares – Return After Taxes on Distributions	15.13%	16.17%	4.78%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	11.10%	13.92%	4.74%
Advisor Shares – Return Before Taxes	18.21%	16.71%	5.75%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	15.29%	12.81%	3.54%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	12.44%	3.09%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Returns for R6 Shares will vary from the returns for Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2006.

Ben Corris, CFA, Portfolio Manager, has managed the Fund since 2014.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since March 2011.

Ayse Serinturk, Portfolio Manager, has managed the Fund since March 2013.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder North American Equity Fund

Investment Objective: The Fund seeks long-term capital growth.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	0.35%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.31%	0.66%

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$32	$100	$174	$393
Advisor Shares (whether or not shares are redeemed)	$67	$211	$368	$822

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. The Fund's portfolio may include large, well-known companies as well as smaller, less-closely followed companies, including micro-cap companies. The Fund's sub-adviser uses a proprietary quantitative investment analysis to evaluate market and economic sectors, companies, and stocks on the basis of long-term historical data in order to construct a highly diversified portfolio. In addition, the sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the portfolio to take advantage of those deviations. The Fund's investment portfolio, including the number of positions and the sector weightings, will change as the sub-adviser's evaluation of economic, market and company-specific factors change. The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any size market capitalization. The Fund may also invest in real estate investment trusts (REITs), closed-end funds or exchange-traded funds, and may use options, futures contracts, and other derivative instruments in pursuing its principal strategy. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
6/30/09	12/31/08
16.31%	-22.37%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 7.04%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	32.34%	17.41%	7.65%
Investor Shares – Return After Taxes on Distributions	31.76%	17.07%	6.65%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	18.75%	14.18%	6.04%
Advisor Shares – Return Before Taxes	31.87%	17.02%	7.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Justin Abercrombie, Head of Quantitative Equity Products and Lead Portfolio Manager, has managed the Fund since its inception in 2003.

Ben Corris, CFA, Portfolio Manager, has managed the Fund since March 2011.

Stephen Langford, CFA, Portfolio Manager, has managed the Fund since March 2011.

James Larkman, Portfolio Manager, has managed the Fund since 2010.

Liane Evans, CFA, Portfolio Manager, has managed the Fund since 2014.

Stuart Adrian, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder U.S. Opportunities Fund

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	0.38%	0.38%
Total Annual Fund Operating Expenses	1.38%	1.63%
Less: Fee Waiver and Expense Reimbursement(2)	(0.05)%	(0.05)%
Net Annual Fund Operating Expenses	1.33%	1.58%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  The Fund's adviser has contractually agreed through February 29, 2016 to waive a portion of the shareholder service expense, to the extent payable to the Fund's adviser or its affiliates, at an annual rate of 0.05% (based on the Fund's average daily net assets).

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$135	$421	$729	$1,601
Advisor Shares (whether or not shares are redeemed)	$161	$499	$860	$1,878

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies. The Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization companies or larger companies. The Fund's adviser currently considers small capitalization companies to be those with market capitalizations of approximately $6 billion or less, measured at the time of investment, and considers micro-capitalization companies to be those with market capitalizations of approximately $200 million or less, measured at the time of investment. The Fund normally invests at least 80% of its net assets in securities of companies located in the United States. The adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities, and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings (IPOs), real estate investment trusts (REITs), closed-end funds or exchange-traded funds, and may use options and other derivative instruments (though not for leverage) in pursuing its principal strategy. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Issuer Focus Risk: focusing on a relatively small number of issuers increases risk and volatility;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns
  (for periods shown in
  the bar chart)

Highest	Lowest
6/30/09	12/31/08
19.71%	-23.16%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 0.12%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	34.62%	18.28%	10.95%
Investor Shares – Return After Taxes on Distributions	28.71%	16.82%	9.62%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	22.60%	14.75%	8.90%
Advisor Shares – Return Before Taxes	34.22%	17.95%	10.67%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Manager – Jenny B. Jones, Portfolio Manager, has managed the Fund since 2003.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder U.S. Small and Mid Cap Opportunities Fund

Investment Objective: The Fund seeks capital appreciation.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	R6 Shares	Investor Shares	Advisor Shares
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.37%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.37%	1.52%	1.77%
Less: Fee Waiver and Expense Reimbursement(2)	(0.47)%	(0.47)%	(0.47)%
Net Annual Fund Operating Expenses	0.90%	1.05%	1.30%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.90% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.05% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.30% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 29, 2016 to limit the management fees paid by the Fund to 0.80% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$93	$382	$702	$1,609
Investor Shares (whether or not shares are redeemed)	$108	$429	$782	$1,776
Advisor Shares (whether or not shares are redeemed)	$133	$506	$913	$2,049

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies. The Fund normally invests principally in equity securities and will normally invest at least 80% of its net assets in securities of companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. The adviser currently considers a company to be a small or mid cap company if it has a market capitalization of between approximately $750 million and $15 billion, measured at the time of investment. The Fund may also invest in equity securities of micro-cap companies or larger companies if the adviser believes they offer the potential for capital appreciation. The adviser seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors. The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in initial public offerings (IPOs), real estate investment trusts (REITs), closed-end funds or exchange-traded funds, and may use options and other derivative instruments (though not for leverage) in pursuing its principal strategy. The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. The Fund had not at the date of this prospectus commenced offering its R6 Shares and does not yet have a calendar year of investment performance with respect to its R6 Shares. Performance of R6 shares would differ from Advisor Share and Investor Share performance only to the extent of the differences in expenses between the classes. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
6/30/09	12/31/08
18.71%	-21.10%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 3.95%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception (3/31/06)
Investor Shares – Return Before Taxes	35.92%	18.65%	8.69%
Investor Shares – Return After Taxes on Distributions	28.23%	16.93%	7.47%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	24.14%	14.98%	6.83%
Advisor Shares – Return Before Taxes	35.60%	18.36%	8.42%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	36.80%	21.77%	7.82%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Returns for R6 Shares will vary from the returns for Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Manager – Jenny B. Jones, Portfolio Manager, has managed the Fund since its inception in 2006.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Global Multi-Asset Income Fund

Investment Objective: The Fund seeks to provide income and capital growth over the medium to longer term.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	1.48%	1.63%	1.63%
Total Annual Fund Operating Expenses	2.08%	2.23%	2.48%
Less: Expense Reimbursement(2)	(1.38)%	(1.38)%	(1.38)%
Net Annual Fund Operating Expenses	0.70%	0.85%	1.10%

(1)  Based on estimated amounts for the current fiscal year.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.70% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.85% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.10% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses, and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
R6 Shares (whether or not shares are redeemed)	$72	$495
Investor Shares (whether or not shares are redeemed)	$87	$541
Advisor Shares (whether or not shares are redeemed)	$112	$617

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's initial fiscal period from June 23, 2014 to October 31, 2014, the Fund's portfolio turnover rate was 33% of the average value of its portfolio. The Fund commenced investment activities on June 23, 2014, and the portfolio turnover rate is not annualized.

Principal Investment Strategies. The Fund seeks sustainable income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund's advisers believe offer attractive yields backed by strong fundamentals. The advisers actively allocate the Fund's investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the advisers believe may affect the relative levels of income available. The Fund's advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The portfolio is not managed with reference to a specified benchmark. Every asset class is reviewed on an ongoing basis by the Fund's advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in the advisers' assessment of changing market, economic, and political factors and events that the advisers believe may impact the value of the Fund's investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.

With respect to the Fund's global fixed income investments, the focus is on sustainability of income. The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The average duration of the Fund's fixed income portfolio will vary based on the advisers' forecast for interest rates, and there are no limits on the Fund's portfolio duration or average maturity. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.

With respect to the Fund's global equity investments, the Fund generally intends to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their initial public offerings ("IPOs"). In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as real estate investment trusts

("REITs") and other property trusts, structured products, and master limited partnerships ("MLPs"). The advisers will also invest in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The Fund's advisers generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives. The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by the adviser or the sub-adviser or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies, exchange-traded funds ("ETFs"), unit investment trusts, and domestic or foreign private investment pools.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund generally expects to enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund will normally hold investments in a number of different countries around the world.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Equity Securities Risk: equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk, and their prices may be highly volatile;

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  REIT Risk: REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT's expenses;

•  MLP Risk: investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  Sovereign Debt Risk: a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. For example, this may occur due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to an economy or failure to institute required economic reforms;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. Because the Fund commenced operations on June 23, 2014, it does not yet have a calendar year of investment performance.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Aymeric Forest, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Iain Cunningham, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Broad Tax-Aware Value Bond Fund

Investment Objective: The Fund seeks total return on an after-tax basis.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	0.33%	0.33%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	0.50%	0.50%
Total Annual Fund Operating Expenses	0.83%	1.08%
Less: Expense Reimbursement(2)	(0.37)%	(0.37)%
Net Annual Fund Operating Expenses	0.46%	0.71%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.46% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 0.71% of Adviser Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$47	$222	$418	$985
Advisor Shares (whether or not shares are redeemed)	$73	$300	$553	$1,278

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" or "TBA" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

The Fund may invest in fixed income securities of any maturity or duration. The Fund's effective duration may vary over time depending on Schroders' assessment of market and economic conditions and other factors. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any. In seeking to achieve the Fund's investment objective, Schroders employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. Schroders allocates the Fund's assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category; the Fund is eligible to pay "exempt-interest dividends" only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year (see "Taxes" below and the SAI for more information). At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas.

It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by Schroders in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax ("AMT") or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, Schroders takes into consideration the maximum federal tax rates.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships.

In addition to the foregoing, as part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. As a result, the Fund's portfolio, and its investment performance, may differ from a mutual fund that invests without regard to such tax considerations.

In addition, Schroders expects that it may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). Schroders will normally use derivatives to supplement the effective management of the duration profile of the Fund, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate, and mortgage and asset-backed securities risks;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. Some municipal securities are issued by governmental authorities to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues, and the interest and principal on those securities is payable only out of the revenues from those facilities. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  State-Specific Risk: As the Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas, it is subject to the risk that the economies of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing significantly in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. The Fund had not at the date of this prospectus commenced offering its Advisor Shares and does not yet have a calendar year of investment performance with respect to its Advisor Shares. Performance of Advisor Shares would differ from R6 Share and Investor Share performance only to the extent of the differences in expenses between the classes. All performance and other information for periods prior to June 24, 2013 is that of STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II, which merged into the Fund on June 24, 2013. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
9/30/12	6/30/13
4.29%	-5.94%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 13.60%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	Since Inception (10/3/11)
Investor Shares – Return Before Taxes	(5.36)%	3.86%
Investor Shares – Return After Taxes on Distributions	(5.89)%	3.41%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(1.57)%	3.53%
Barclays Municipal Bond Index*	(4.69)%	2.96%
Custom Benchmark* (reflects no deduction for fees, expenses or taxes)	(6.64)%	1.13%

*  Effective October 17, 2014, the Fund changed its benchmark to the Barclays Municipal Bond Index because Schroders believes that it is a more appropriate comparative, broad-based market index for the Fund. Previously, the Fund compared its performance to that of a custom benchmark, consisting of the BofA Merrill Lynch U.S. Municipal Large Cap Index (75%) and the Barclays U.S. Long Government Bond Index (25%), on an after-tax basis.

After-tax returns shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Returns for Advisor Shares will vary from the returns for Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception in 2011.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Emerging Markets Multi-Sector Bond Fund

Investment Objective: The Fund seeks to provide a return of capital growth and income.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.93%	1.08%	1.08%
Total Annual Fund Operating Expenses	1.68%	1.83%	2.08%
Less: Fee Waiver and Expense Reimbursement(2)	(0.93)%	(0.93)%	(0.93)%
Net Annual Fund Operating Expenses	0.75%	0.90%	1.15%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, 0.75% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.90% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.15% of Advisor Shares' average daily net assets. In addition, the Fund's adviser has contractually agreed through February 29, 2016 to limit the management fees paid by the Fund to 0.65% of the Fund's average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$77	$423	$810	$1,896
Investor Shares (whether or not shares are redeemed)	$92	$470	$889	$2,058
Advisor Shares (whether or not shares are redeemed)	$117	$547	$1,018	$2,324

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 380% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in bonds may be counted toward satisfaction of the 80% policy described above.

The Fund's adviser will allocate the Fund's assets actively among sectors within the fixed-income market based on its assessments of their relative values and the risks and rewards they present. Asset-backed and mortgage-backed securities will not exceed 20% of the net assets of the Fund. In selecting investments for the Fund, the Fund's adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the adviser's views of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Emerging market countries include countries that the Fund's adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund's adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in a country if it is organized under the laws of that country, if it is domiciled in that country, if it is principally traded in that country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund generally expects to enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund is a non-diversified mutual fund.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance;

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies; and

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. Because the Fund commenced operations on June 25, 2013, it does not yet have a calendar year of performance information.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Jim Barrineau, Portfolio Manager, has managed the Fund since its inception in 2013.

Fernando Grisales, CFA, Portfolio Manager, has managed the Fund since its inception in 2013.

Alexander Moseley, Portfolio Manager, has managed the Fund since its inception in 2013.

Denis Parisien, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Global Strategic Bond Fund

Investment Objective: The Fund seeks total return over the long term.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	1.39%	1.54%	1.54%
Total Annual Fund Operating Expenses	1.94%	2.09%	2.34%
Less: Expense Reimbursement(2)	(1.30)%	(1.30)%	(1.30)%
Net Annual Fund Operating Expenses	0.64%	0.79%	1.04%

(1)  Based on estimated amounts for the current fiscal year.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.64% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 0.79% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.04% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses, and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
R6 Shares (whether or not shares are redeemed)	$65	$460
Investor Shares (whether or not shares are redeemed)	$81	$506
Advisor Shares (whether or not shares are redeemed)	$106	$583

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund's initial fiscal period from June 23, 2014 to October 31, 2014, the Fund's portfolio turnover rate was 20% of the average value of its portfolio. The Fund commenced investment activities on June 23, 2014, and the portfolio turnover rate is not annualized.

Principal Investment Strategies. The Fund seeks total return by investing principally in a portfolio of fixed income securities of issuers anywhere in the world that the Fund's advisers believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser or sub-adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's advisers to be of comparable quality (so-called "junk bonds"). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities.

Unconstrained by design, the portfolio is not managed with reference to a specific benchmark. The Fund's advisers will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund's assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the advisers' forecast for interest rates, and there are no limits on the Fund's portfolio duration or average maturity. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund generally expects to enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset's value will decrease between the time the position is established and the agreed date of sale.

The Fund will normally hold investments in a number of different countries around the world. The Fund is a non-diversified mutual fund.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries or by foreign withholding taxes;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities involves interest rate and mortgage and asset-backed securities risks;

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Sovereign Debt Risk: a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. For example, this may occur due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to an economy or failure to institute required economic reforms;

•  Short Sale Risk: the risk that a security the Fund has sold short increases in value;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. Because the Fund commenced operations on June 23, 2014, it does not yet have a calendar year of investment performance.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Bob Jolly, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Gareth Isaac, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Long Duration Investment-Grade Bond Fund

Investment Objective: The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

Investor Shares
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor Shares
Management Fees	0.33%
Other Expenses(1)	0.64%
Total Annual Fund Operating Expenses	0.97%
Less: Expense Reimbursement(2)	(0.51)%
Net Annual Fund Operating Expenses	0.46%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.46% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$47	$250	$478	$1,135

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index. Duration is a measure of a debt security's price sensitivity to a given change in interest rates. Generally, the longer a debt security's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. Since Schroders believes tax-exempt municipal bond prices are less sensitive to changes in the general level of interest rates than taxable securities, if any tax-exempt municipal bonds are held in the benchmark or the Fund, Schroders adjusts their duration by multiplying by a factor of 0.7. At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the longer a debt security's duration, the greater its price sensitivity to a change in interest rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. Some municipal securities are issued by governmental authorities to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues, and the interest and principal on those securities is payable only out of the revenues from those facilities;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. All performance and other information for periods prior to June 24, 2013 is that of STW Long Duration Investment-Grade Bond Fund, a series of The Advisors' Inner Circle Fund II, which merged into the Fund on June 24, 2013. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 14.07%.

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
9/30/12	6/30/13
5.77%	-6.78%

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	Since Inception (10/3/11)
Investor Shares – Return Before Taxes	(6.17)%	5.09%
Investor Shares – Return After Taxes on Distributions	(7.16)%	4.29%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.83)%	5.11%
Barclays U.S. Long Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	(8.83)%	(0.04)%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception in 2011.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares:

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Total Return Fixed Income Fund

Investment Objective: The Fund seeks a high level of total return.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	0.43%	0.43%
Total Annual Fund Operating Expenses	0.68%	0.93%
Less: Expense Reimbursement(2)	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	0.40%	0.65%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.40% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 0.65% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$41	$184	$346	$815
Advisor Shares (whether or not shares are redeemed)	$66	$263	$482	$1,112

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 319% of the average value of its portfolio.

Principal Investment Strategies. The Fund's adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return – from current income, increases in market value, or both. The Fund normally invests at least 80% of its net assets in fixed income obligations. The adviser currently considers fixed income obligations to include U.S. and foreign government securities, debt securities of domestic and foreign corporations, mortgage-backed and other asset-backed securities, municipal bonds, obligations of international agencies or supranational entities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances. Fixed income securities in which the Fund invests may include securities that pay interest at fixed, floating or variable rates. The Fund may invest in securities of issuers located anywhere in the world, but will normally not invest more than 20% of its total assets in securities that are not denominated in the U.S. dollar. The adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities. The Fund invests principally in securities that, at the time of purchase, are rated "investment grade" (or considered by the adviser to be of comparable quality) although the Fund may invest up to 20% of its total assets in securities below "investment grade," which are sometimes referred to as "junk bonds." The Fund intends to maintain a dollar weighted average portfolio duration of three to seven years. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. The adviser generally relies on detailed proprietary research, and focuses on sectors and securities it believes are undervalued relative to the market. The adviser seeks to exploit inefficiencies in the valuation of risk and reward and looks to capitalize on shifting market risks and dynamics caused by economic and technical factors. The adviser considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction. The adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. The Fund may enter into derivatives transactions such as interest rate futures and options, interest rate swap agreements, forward contracts, and credit default swaps for hedging purposes, or otherwise to increase total return, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvest of the proceeds. The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
12/31/08	6/30/13
5.15%	-2.89%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 4.64%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	5 Years	Since Inception (12/31/04)
Investor Shares – Return Before Taxes	(1.98)%	5.31%	5.20%
Investor Shares – Return After Taxes on Distributions	(2.94)%	3.42%	3.34%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(1.12)%	3.48%	3.38%
Advisor Shares – Return Before Taxes	(2.22)%	5.05%	4.93%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(2.02)%	4.44%	4.57%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –
Chris Ames, Portfolio Manager, has managed the Fund since March 2011 and between October 2008 and March 2010.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since 2014.

Wesley A. Sparks, CFA, Head of U.S. Credit and Portfolio Manager, has managed the Fund since its inception in 2004.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Schroder Absolute Return EMD and Currency Fund

Investment Objective: The Fund seeks a positive absolute return from capital growth and income.

Fees and Expenses of the Fund: The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	R6 Shares	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares	Advisor Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	0.25%
Other Expenses(1)	0.28%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.18%	1.33%	1.58%
Less: Expense Reimbursement(2)	(0.18)%	(0.18)%	(0.18)%
Net Annual Fund Operating Expenses	1.00%	1.15%	1.40%

(1)  "Other Expenses" have been restated to reflect current expenses as of fiscal year end, plus anticipated additional expenses under the Fund's shareholder service plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 29, 2016 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 1.00% of R6 Shares' average daily net assets, for the Fund's Investor Shares, exceed 1.15% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 1.40% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 29, 2016, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
R6 Shares (whether or not shares are redeemed)	$102	$354	$629	$1,413
Investor Shares (whether or not shares are redeemed)	$117	$401	$709	$1,583
Advisor Shares (whether or not shares are redeemed)	$143	$478	$840	$1,860

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio.

Principal Investment Strategies. The Fund seeks to achieve a positive absolute return through investments principally in emerging market debt ("EMD") securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund's sub-adviser determines to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund's sub-adviser will seek to achieve a positive absolute return in all market conditions and will not manage the Fund to outperform a specific securities benchmark.

In seeking to identify investments for the Fund, the sub-adviser performs fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the sub-adviser seeks not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The sub-adviser will allocate the Fund's assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund's currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The sub-adviser will use cash strategically, potentially building the Fund's cash position when the sub-adviser believes that attractive investments for the Fund are not available or when the sub-adviser believes a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a currency by investments in debt securities denominated in such a currency, if the Fund's sub-adviser determines that those securities provide an effective substitute for investment directly in the currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund's assets).

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in EMD securities and in investments intended to provide exposure to currencies around the world, including currencies of emerging market countries and of countries other than emerging market countries, including the United States. (For purposes of this 80% requirement and the 60% calculation described below, the Fund will include among its investments in currencies its exposures to currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments.) The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund's sub-adviser currently expects that the Fund will normally invest at least 60% of its assets in EMD securities and investments providing exposure to emerging market currencies. The Fund is a non-diversified mutual fund. The Trust will give shareholders at least 60 days' notice of any change to the 80% requirement described above.

Principal Risks. It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques, and risk analyses of the Fund's investment team, and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them.

Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Currency Strategy Risk: the values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and potentially the Fund's income available for distribution;

•  Debt Securities Risk: investing in debt securities, may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Non-Diversification Risk: a non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Fixed Income Market Risk: fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. The following bar chart and table provide some indication of the risks of investing in the Fund by showing its total return for one year and since inception and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares. The Fund had not at the date of this prospectus commenced offering its R6 Shares and does not yet have a calendar year of investment performance with respect to its R6 Shares. Performance of R6 shares would differ from Advisor Share and Investor

Share performance only to the extent of the differences in expenses between the classes. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns(1)

Calendar Year End (through 12/31)

  Highest and Lowest
  Quarter Returns

  (for periods shown in
  the bar chart)

Highest	Lowest
12/31/12	6/30/12
4.42%	-1.01%

(1)  Investor Shares total return from January 1, 2014 to September 30, 2014 was 0.89%.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	Since Inception (12/15/11)
Investor Shares – Return Before Taxes	(0.26)%	1.81%
Investor Shares – Return After Taxes on Distributions	(1.03)%	1.25%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.10)%	1.19%
Advisor Shares – Return Before Taxes	(0.51)%	1.52%
3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	0.27%	0.36%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for R6 Shares and Advisor Shares will vary as a result of the different expenses of each share class.

Returns for R6 Shares will vary from the returns for Investor Shares as a result of the different expenses of each share class.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –
Abdallah Guezour, Portfolio Manager, has managed the Fund since its inception in 2011 and is the Lead Portfolio Manager.

Geoff Blanning, Head of Emerging Markets Debt and Commodities, has managed the Fund since its inception in 2011.

Guillermo Besaccia, Portfolio Manager, has managed the Fund since its inception in 2011.

Nick Brown, Portfolio Manager, has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares:

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS. For R6 Shares, please contact Schroders' Client Service Team (at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service) or your financial intermediary prior to initiating any transaction with the Fund.

Tax Information. The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

PRINCIPAL INVESTMENT STRATEGIES OF AND ADDITIONAL PERFORMANCE INFORMATION ABOUT THE FUNDS

SCHRODER EMERGING MARKET EQUITY FUND

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategies. The Fund normally invests at least 80% of its net assets in equity securities of companies the Fund's sub-adviser considers to be "emerging market" issuers. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders.) The Fund may use derivatives for purposes of complying with this policy. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), securities convertible into common and preferred stocks, equity-linked notes, warrants to purchase common and preferred stocks, and index-linked warrants. The Fund may also use participatory notes to gain exposure to instruments traded on certain exchanges. The Fund may also invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities (collectively, "Depositary Receipts"). The Fund may also invest in securities of closed-end investment companies and exchange-traded funds (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) ("ETFs"), including securities of emerging market issuers. An investment in a domestic closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has "emerging market" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

The Fund invests in equity securities of issuers domiciled or doing business in "emerging market" countries. The Fund's sub-adviser currently considers "emerging market" issuers to be issuers domiciled in or deriving a substantial portion of their revenues from countries included at the time of investment in the MSCI Emerging Market Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund's sub-adviser may at times determine based on its own analysis that an economy not included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. The Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, the sub-adviser will refer to the country allocation of the Fund's benchmark index as a guide in making allocation decisions.

The Fund invests in issuers and countries that its sub-adviser believes offer the potential for capital growth. In identifying investments for the Fund, the Fund's sub-adviser considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer enjoys proprietary advantages. The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro-cap companies. The Fund may also purchase securities issued in initial public offerings ("IPOs"). In addition, the Fund's sub-adviser considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. The Fund's sub-adviser may hedge some of the Fund's foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so. The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's Statement of Additional Information ("SAI").

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI Emerging Markets Index is an unmanaged market-capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia.

SCHRODER EMERGING MARKETS MULTI-CAP EQUITY FUND

Investment Objective. The Fund seeks long-term capital growth.

Principal Investment Strategies. The Fund will invest its assets primarily in equity securities of companies located in emerging market countries that the Fund's sub-adviser considers to be high quality companies, to offer attractive valuations, or both. The Fund may invest in companies of any size or market capitalization.

In seeking to identify high quality companies, the Fund's sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. In seeking to identify companies offering attractive valuations, the sub-adviser relies on an evaluation of a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures as well as quality metrics, such as profitability, stability and financial strength. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies located in emerging market countries. The sub-adviser generally considers equity securities to consist of common and preferred stocks, warrants to purchase common or preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy.

The Fund's sub-adviser currently considers "emerging market" countries to be countries included in the MSCI Emerging Markets Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa, though the sub-adviser may at times determine to invest in the wider emerging markets universe. Although the Fund expects typically to invest in a variety of emerging market countries and other countries throughout the world, the Fund may, from time to time, invest a substantial portion of its net assets in any one country or group of countries. The Fund will consider an issuer to be located in a country if it is organized under the laws of that country, if it is domiciled in that country, if it is principally traded in that country, or if the sub-adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country. Actual geographic and sector allocations within the Fund's portfolio are principally the result of application of the quality and value disciplines described above.

The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or other similar securities representing ownership of foreign securities or in depositary receipts relating to U.S. securities. The Fund may purchase securities issued by other investment funds and pools, such as real estate investment trusts ("REITs"), income trusts, master limited partnerships ("MLPs"), open-end mutual funds, closed-end funds, and exchange traded funds ("ETFs"). MLPs are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Fund) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies that serve (or whose affiliates serve) as the general partner of an MLP and in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

The Fund may use exchange-traded or over-the-counter derivatives that generally consist of futures contracts, swaps, and options, and other derivative instruments, including over-the-counter instruments, and will normally do so in order to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process. The Fund may also enter into foreign exchange transactions for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

The Fund generally sells securities when the Fund's sub-adviser believes they no longer have desirable valuation or quality characteristics or for risk management to take advantage of other investments the Fund's sub-adviser considers more attractive.

SCHRODER GLOBAL MULTI-CAP EQUITY FUND

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund invests primarily in a diversified portfolio of equity securities of companies located in a number of countries around the world (including the United States) that the sub-adviser considers to be undervalued companies, high quality companies, or both. In selecting investments for the Fund, the sub-adviser seeks an optimal blend of investments that meet its "value" and "quality" criteria described below.

In seeking to identify undervalued companies, the sub-adviser relies on a number of valuation metrics, such as dividends, cash-flow, earnings, sales and asset-based measures. In seeking to identify high quality companies, the sub-adviser typically looks for companies that have some or all of the following characteristics: profitability, stability, financial strength, and management quality. The sub-adviser seeks to avoid companies that it considers to have glamour stock attributes, such as high beta, volatility, and excessive trading activity.

The sub-adviser is not constrained by benchmark weights when it constructs the Fund's portfolio. Geographic and sector allocations within the Fund's portfolio are principally the result of the valuation and quality selection processes.

The Fund generally sells securities when the Fund's sub-adviser believes they no longer have desirable valuation or quality characteristics or for risk management to take advantage of other investments the Fund's sub-adviser considers more attractive. The sub-adviser's process includes a careful evaluation of a variety of risks that may affect the Fund's portfolio holdings. The sub-adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The sub-adviser generally considers equity securities to consist of common and preferred stocks and depositary receipts for common or preferred stocks. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the sub-adviser, to investments in equity securities may be counted toward satisfaction of this 80% policy. The equity securities in which the Fund may invest may be of companies of any size market capitalization, including large, well-known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund may invest in American Depositary Receipts (ADRs), as well as global depositary receipts (GDRs), European Depositary Receipts (EDRs) or other similar securities representing ownership of foreign securities. The Fund's investments in depositary receipts may include company-sponsored or unsponsored depositary receipts. The Fund may also invest in residential or real estate investment trusts (REITs), closed-end funds, open-end funds, or exchange-traded funds (ETFs). REITs may be listed on an exchange or unlisted.

The Fund may invest in master limited partnerships (MLPs), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Fund) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies that serve (or whose affiliates serve) as the general partner of an MLP and in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

The Fund may use exchange-traded or over-the-counter derivatives that generally consist of options, swap transactions, and futures contracts, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions, for efficient portfolio management. The Fund may also, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies.

The Fund will normally hold investments in a number of different countries around the world. The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries and may invest in emerging market countries. (The sub-adviser currently considers an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or if it is domiciled or has its principal place of business in a country and its equity securities are principally traded in that country, or if the sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.) There is no limit on the amount of the Fund's assets that may be invested in any one country.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI World (Net Dividends Reinvested) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Effective December 19, 2014, Schroder Global Multi-Cap Equity Fund's Institutional Service Shares and Institutional Shares were reclassified as Investor Shares and R6 Shares, respectively. Investor Shares of Schroder Global Multi-Cap Equity Fund were offered commencing September 28, 2012 (when they were known as Institutional Service Shares). The performance information for Investor Shares of the Fund provided in the table in the "Summary Information" section for periods prior to that date reflects the performance of the R6 Shares of the Fund, adjusted to reflect the shareholder servicing fees that Schroders estimates would have been paid by the Investor Shares.

SCHRODER INTERNATIONAL ALPHA FUND

Investment Objective. The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

Principal Investment Strategies. The Schroder International Alpha Fund invests principally in securities of companies located outside of the United States, and normally invests at least 65% of its total assets in equity securities of companies the Fund's sub-adviser considers to be located outside of the United States. The Fund invests in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. "Alpha" in the Fund's name refers to the potential for the Fund's portfolio to achieve risk-adjusted returns over the Fund's benchmark index.

The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time. The Fund invests in issuers that the Fund's sub-adviser believes offer the potential for capital growth. In identifying candidates for investment, the Fund's sub-adviser may consider the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive. The Fund may invest in companies of any market-capitalization. The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. Although the Fund did not invest significantly in derivative instruments for non-hedging purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

The Fund also may do the following:

•  Invest in securities of issuers domiciled or doing business in "emerging market" countries.

•  Invest in securities of closed-end investment companies and ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges) that invest primarily in foreign securities.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia, and the Far East, and reflects dividends net of non-recoverable withholding tax.

The current portfolio management team primarily responsible for making investment decisions for the Fund assumed this responsibility effective March 2005. The performance results shown in the bar chart and table in the "Summary Information" section for periods prior to March 2005 were achieved by the Fund under different lead portfolio managers.

Advisor Shares of the Fund were offered commencing May 15, 2006. The performance information for the Advisor Shares of the Fund provided in the table in the "Summary Information" section for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the fees that would have been paid by Advisor Shares.

Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns shown in the bar chart and table in the "Summary Information" section would have been lower.

Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum from 0.975% per annum. If the Fund had paid such lower fees during the prior periods shown, the returns shown in the bar chart and table in the "Summary Information" section would have been higher.

SCHRODER INTERNATIONAL MULTI-CAP VALUE FUND

Investment Objective. The Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund invests principally in a diversified portfolio of equity securities of companies located outside of the United States that the Fund's sub-adviser considers to offer attractive valuations. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund's sub-adviser applies a proprietary quantitative investment analysis that seeks to develop a portfolio designed to capture the historically high returns from value stocks and provide a dividend yield typically above the MSCI EAFE Index. The sub-adviser expects that a substantial portion of the Fund's investments will normally be in countries included in the MSCI EAFE Index, which is a market-weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, although the Fund may invest in any country in the world, including "emerging market" countries.

The main elements of the sub-adviser's portfolio construction process are the identification of attractive value stocks within a broad universe of companies around the world and careful management of portfolio risks. The portfolio construction process is bottom-up. The sub-adviser seeks to select relatively inexpensive stocks anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength and management quality. The Fund's geographic and sector allocations are principally the result of the sub-adviser's selection of individual companies that it believes offer the greatest value. (The sub-adviser may adjust geographic or sector weights resulting from this process in order to avoid extreme outcomes.)

The sub-adviser does not consider benchmark weights when it constructs the Fund's portfolio. Individual stock weights are determined using a disciplined stock weighting process. The Fund's sub-adviser believes that indices weighted by market-capitalization reflect a natural bias towards expensive stocks and geographic regions, and that, by contrast, a "bottom-up" approach to portfolio construction, not constrained by reference to a specific benchmark or index, has the potential to provide investment in less expensive stocks offering better investment value.

The Fund normally invests at least 65% of its total assets in equity securities of companies located in countries outside of the United States. The Fund invests in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries. The Fund's sub-adviser will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if the Fund's sub-adviser determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country. The Fund may invest in companies of any market-capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.

The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return. The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if the sub-adviser considers it appropriate. Although the Fund did not invest significantly in derivative instruments for non-hedging purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

The Fund may also invest in closed-end investment companies, trusts, ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts ("REITs"), in pursuing its principal strategy or for efficient portfolio management purposes.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The MSCI EAFE Index is a market-weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australasia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum from 1.00% per annum. If the Fund had paid such lower fees from April 1, 2006 to March 21, 2012, the returns shown in the bar chart and table in the "Summary Information" section would have been higher.

SCHRODER NORTH AMERICAN EQUITY FUND

Investment Objective. The Fund seeks long-term capital growth.

Principal Investment Strategies. The Fund invests principally in equity securities of companies in the United States. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

The Fund's sub-adviser is responsible for day-to-day portfolio management. It uses a proprietary quantitative investment analysis that evaluates market and economic sectors, companies, and stocks on the basis of long-term historical data. The Fund's sub-adviser uses that analysis to construct a highly diversified portfolio of stocks. In addition, the Fund's sub-adviser attempts to identify anticipated short-term deviations from longer-term historical trends and cycles, and may adjust the Fund's portfolio to take advantage of those deviations.

The Fund's investment portfolio, including the number of companies represented in the portfolio and the sector weightings of the portfolio, will change as the Fund's sub-adviser's evaluation of economic and market factors, as well as factors affecting individual companies, changes.

The Fund invests in a well diversified portfolio of companies of any size that its sub-adviser judges to be attractive compared to the overall market. The Fund's portfolio may include large, well known companies, as well as smaller, less closely followed companies, including micro-cap companies. The Fund generally sells securities when the Fund's sub-adviser believes they are fully priced or to take advantage of other investments the Fund's sub-adviser considers more attractive.

The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies. Although the Fund did not invest significantly in derivative instruments during the most recent fiscal year (equity-based futures contracts and forward foreign currency contracts were the principal types of derivatives it used), it may do so at any time. The Fund may also invest in closed-end investment companies, trusts, ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and REITs. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

The Fund normally invests at least 80% of its net assets in equity securities of companies organized and principally traded in, or with their principal places of business and principally traded in, North America. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. An investment in a U.S. closed-end fund or ETF that has a policy that it will normally invest at least 80% of its net assets in equity securities of North American companies, and has "North America" or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of North American companies for purposes of determining if the Fund has invested at least 80% of its net assets in such securities. The Fund considers North America to consist of the United States and Canada.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The S&P 500 Index is a market-capitalization, value-weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

Advisor Shares of the Fund were offered commencing March 31, 2006. The performance information for the Advisor Shares of the Fund provided in the table in the "Summary Information" section for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund adjusted to reflect the fees that would have been paid by Advisor Shares.

SCHRODER U.S. OPPORTUNITIES FUND

The Fund is closed to new investors. Shareholders of the Fund as of April 18, 2007 may continue to add to their Fund positions. Investors who did not own shares of the Fund prior to its closure on April 18, 2007 generally will not be allowed to buy shares of the Fund, with the following exceptions:

•  participants in most employee benefit plans or employer-sponsored retirement plans, if the Fund had been established as an investment option under the plan prior to April 18, 2007; and

•  a Trustee of a Trust, an employee of Schroders, or a member of the immediate family of any of these persons.

Schroders may make additional exceptions or modify this policy at any time.

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and REITs. Under current market conditions, the Fund expects to invest primarily in equity securities of small capitalization companies in the United States, although it may also invest in micro-capitalization companies. The Fund's adviser currently considers small capitalization companies to be those with market capitalizations of approximately $6 billion or less, measured at the time of investment, and considers micro-capitalization companies to be those with market capitalizations of approximately $200 million or less, measured at the time of investment. It is important to note that these ranges may change over time as market conditions change. The adviser will generally consider a company to be a small cap company if its market capitalization is no higher than the highest market capitalization stock in a universe of small cap stock mutual funds as derived monthly from a third party mutual funds database. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies the Fund's adviser considers to be located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States. The Fund generally sells securities when the Fund's adviser believes they are fully priced or to take advantage of other investments the Fund's adviser considers more attractive. The Fund may purchase securities on securities exchanges as well as over-the-counter, including securities offered in IPOs, and may invest in securities of closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges). The Fund may invest, to a limited extent, in fixed income securities, including but not limited to corporate bonds and convertible bonds; the Fund's adviser expects that such investments will not normally exceed 10% of the Fund's total assets.

The Fund may use options (puts and calls) for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The Russell 2000 Index is a market-capitalization weighted, broad-based index of 2000 small capitalization U.S. companies.

Advisor Shares of the Fund were offered commencing May 15, 2006. The performance information for the Advisor Shares of the Fund provided in the table in the "Summary Section" for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund adjusted to reflect the fees that would have been paid by Advisor Shares.

Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during the prior periods shown, the returns shown in the bar chart and in the table in the "Summary Section" would have been lower. See "Management of the Funds – Management Fees."

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

Investment Objective. The Fund seeks capital appreciation.

Principal Investment Strategies. The Fund invests primarily in companies in the United States (determined as described below) that the Fund's adviser considers to be small or mid cap companies. In selecting investments for the Fund, the Fund's adviser seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including IPOs, although the Fund may also invest in certain IPOs that the portfolio manager believes will be in high demand. The Fund may sell a security when the Fund's adviser believes it is fully priced or to take advantage of other investments the Fund's adviser considers more attractive.

The Fund normally invests principally in equity securities and will normally invest at least 80% of its net assets in securities of companies considered by the Fund's adviser at the time to be small or mid cap companies located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. The adviser currently considers a company to be a small or mid cap company if it has a market capitalization of between approximately $750 million and $15 billion, measured at the time of investment. It is important to note that these ranges may change over time as market conditions change. The adviser will generally consider a company to be a small or mid cap company if its market capitalization is no higher than the highest market capitalization stock in a universe of mid cap stock mutual funds as derived monthly from a third party mutual funds database. The Fund may also invest in equity securities of micro-cap companies or larger companies, if the Fund's adviser believes they offer the potential for capital appreciation. The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and REITs. The Fund may purchase securities on securities exchanges as well as over-the-counter, including securities offered in IPOs, and may invest in securities of closed-end investment companies and in ETFs (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges). The Fund may use options for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI. The Fund may invest, to a limited extent, in fixed income securities, including but not limited to corporate bonds and convertible bonds; the Fund's adviser expects that such investments will not normally exceed 10% of the Fund's total assets.

The Fund's adviser will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if the Fund's adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The Russell 2500 Index is a market-capitalization weighted, broad-based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represent approximately 70% of the total market-capitalization of the Russell 3000 Index.

SCHRODER GLOBAL MULTI-ASSET INCOME FUND

Investment Objective. The Fund seeks to provide income and capital growth over the medium to longer term.

Principal Investment Strategies. The Fund seeks sustainable income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that the Fund's adviser and sub-adviser believes offer attractive yields backed by strong fundamentals. The Fund's adviser, Schroder Investment Management North America Inc., and sub-adviser, Schroder Investment Management North America Limited, actively allocate the Fund's investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that the advisers believe may affect the relative levels of income available. The Fund's advisers also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes. The Fund may invest in companies of any size market capitalization.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The portfolio is not managed with reference to a specified benchmark. Every asset class is reviewed on an ongoing basis by the Fund's advisers to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in the advisers' assessment of changing market, economic, and political factors and events that the advisers believe may impact the value of the Fund's investments. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.

With respect to the Fund's global fixed income investments, the focus is on sustainability of income. The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's adviser to be of comparable quality (so-called "junk bonds"). The average duration of the Fund's fixed income portfolio will vary based on the advisers' forecast for interest rates, and there are no limits on the Fund's portfolio duration or average maturity. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.

With respect to the Fund's global equity investments, the Fund generally intends to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their initial public offerings ("IPOs"). In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as real estate investment trusts ("REITs") and other property trusts, structured products, and master limited partnerships ("MLPs"). The advisers will also invest in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The Fund's advisers generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives. The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by the adviser or the sub-adviser or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds ("ETFs"), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the "Investment Company Act")). Some of these funds or pools may be managed or sponsored by the adviser or sub-adviser and its affiliates, although others may not be.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund generally expects to enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund will normally hold investments in a number of different countries around the world.

Performance Information of Certain Other Accounts

The Fund has recently commenced operations and does not yet have historical investment performance. The following table sets forth historical composite performance information for all the fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the "Schroders Firm") (see footnote 1 below) that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Fund (the "Global Multi-Asset Income Composite"). The Fund's portfolio management team is the same team that is responsible for managing the accounts that constitute the Global Multi-Asset Income Composite. (The membership of the team has changed over time, and these changes may have affected the performance of these accounts.)

The composite data is provided to illustrate the past performance of the Schroders Firm in managing substantially similar accounts as measured against a specified benchmark. The information shown below does not represent the Fund's performance, is not a substitute for such performance, and should not be considered a prediction of the future performance of the Fund.

Investors should be aware that the Securities and Exchange Commission (the "SEC") uses a methodology different from that used below to calculate performance for mutual funds, which could result in different performance results. The Global Multi-Asset Income Composite includes pooled investment vehicles managed by the Schroders Firm that are not registered under the Investment Company Act ("unregistered funds"). Unregistered funds are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from those of the unregistered funds. The results presented below may not necessarily be representative of the returns that would have been experienced by any particular investor due to the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the asset weighted annual total returns for the Global Multi-Asset Income Composite as of October 31, 2014 in the first four columns (in the first column, restated to reflect deduction of the highest management fee paid by any account in the Global Multi-Asset Income Composite (0.65%); in the second column, restated to reflect deduction of Net Expenses for R6 Shares of the Fund as shown in the Prospectus (0.70%); in the third column, restated to reflect deduction of Net Expenses for Investor Shares of the Fund as shown in the Prospectus (0.85%); and in the fourth column, restated to reflect deduction of Net Expenses for Advisor Shares of the Fund as shown in the Prospectus (1.10%)). In the fifth column, the table shows annualized returns for a custom index, as defined below.

Schroder Global Multi-Asset Income Composite
Currency: U.S. Dollar
Inception Date: 5/31/2012

Year	Global Multi-Asset Income Composite Net of Highest Management Fee Paid by any Account(1-2), (4-7)	Global Multi-Asset Income Composite Net of Net Expenses for R6 Shares of the Fund (0.70% per annum)(1-2), (4-7)	Global Multi-Asset Income Composite Net of Net Expenses for Investor Shares of the Fund (0.85% per annum)(1-2), (4-7)	Global Multi-Asset Income Composite Net of Net Expenses for Advisor Shares of the Fund (1.10% per annum)(1-2), (4-7)	Custom Index Annualized(3)
1 year	5.54%	5.49%	5.33%	5.07%	2.97%
Since Inception	9.10%	9.05%	8.89%	8.62%	5.87%

(1)  The Schroders Firm is defined as Schroders or its affiliates in the United Kingdom and United States that are wholly owned subsidiaries of Schroders plc. Prior to January 1, 2007 the Schroders affiliates in the United Kingdom and the United States existed as two separate firms which were compliant and verified as separate entities until December 31, 2006. The consolidation of these two firms was made as part of a move towards creating one global firm. Composite and firm assets reported prior to January 1, 2007 represent those of the legacy firm which managed the product.

(2)  The Global Multi-Asset Income Composite is comprised of all Schroders Firm fully discretionary accounts that aim to provide income and capital growth over the medium to longer term by investing primarily in global equities and global fixed income securities directly or indirectly through the use of investment funds or financial derivative instruments (including, but not limited to, futures, options and credit default swaps). The composite returns include all of the Schroders Firm's separate accounts and commingled funds which are discretionary, fee paying, taxable or tax exempt and managed as described above. New accounts are included in the composite from the beginning of the first full month of management on a discretionary basis. Terminated accounts are excluded from the composite at the end of the last full month of discretionary management. The composite has no minimum asset level for inclusion.

(3)  The Custom Index consists of JPM Global Aggregate Bond Index – Total Return Unhedged USD (JGAGGUSD Index) (70%) and the MSCI AC World Daily Total Return Net USD Index (NDUEACWF Index) (30%).

(4)  This performance data is intended to be prepared in compliance with the Global Investment Performance Standards GIPS®. The portfolio returns are time-weighted rates of return that are adjusted for cash flows. Portfolio returns are combined using beginning of period asset weights to produce the composite return. Periodic returns are geometrically linked to produce annual returns. Dividends on equities are recognized net of irrecoverable withholding tax. Since January 1999 dividends have been recognized as of the ex-dividend date having previously been recognized on a cash basis. Performance results are presented before the deduction of certain fees (including management fees) but after trading expenses and custodian fees. In the first column above, a hypothetical management fee at the annual rate of 0.65% was applied; in the second, third and fourth columns above, net expenses for R6, Investor, and Advisor Shares of the Fund were applied (0.70%, 0.85%, and 1.10%, respectively).

(5)  The exchange rates used are provided by WM Reuters. Each currency is valued at 4 pm on the last business day of the month. Additional information regarding policies for calculating and reporting returns, a description of all composites and a copy of the verification report is available on request. The supplemental performance information has not been audited.

(6)  Derivative instruments may be used for efficient portfolio management and currency management. Such instruments have not been used to leverage portfolios included in the composite. Report is available on request.

(7)  Schroder Investment Management (UK & U.S.) claims compliance with the Global Investment Performance Standards GIPS®.

SCHRODER BROAD TAX-AWARE VALUE BOND FUND

Investment Objective. The Fund seeks total return on an after-tax basis.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income debt instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" or "TBA" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

The Fund may invest in fixed income securities of any maturity or duration. The Fund's effective duration may vary over time depending on Schroders' assessment of market and economic conditions and other factors. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any. In seeking to achieve the Fund's investment objective, Schroders employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. Schroders allocates the Fund's assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category; the Fund is eligible to pay "exempt-interest dividends" only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year (see "Taxes" below and the SAI for more information). At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas.

It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by Schroders in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax ("AMT") or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, Schroders takes into consideration the maximum federal tax rates.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that Schroders considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.

In addition to the foregoing, as part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. As a result, the Fund's portfolio, and its investment performance, may differ from a mutual fund that invests without regard to such tax considerations.

In addition, Schroders expects that it may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). Schroders will normally use derivatives to supplement the effective management of the duration profile of the Fund, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund's risk management process.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with that of a broad-based market index. The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

STW Broad Tax-Aware Value Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), merged into the Fund on June 24, 2013 pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the "Broad Tax-Aware Value Bond Fund Merger"). The Predecessor Fund had been advised by STW Fixed Income Management LLC ("STW") since its inception on October 3, 2011, and on April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroders, acquired all outstanding interests in STW. Because the Fund had no investment operations prior to the closing of the Broad Tax-Aware Value Bond Fund Merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Broad Tax-Aware Value Bond Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior June 24, 2013 is that of the Predecessor Fund.

SCHRODER EMERGING MARKETS MULTI-SECTOR BOND FUND

Investment Objective. The Fund seeks to provide a return of capital growth and income.

Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The notional value of the Fund's investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of the sub-adviser, to investments in bonds may be counted toward satisfaction of the 80% policy described above. Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

The Fund's adviser will allocate the Fund's assets actively among sectors within the fixed-income market based on its assessments of their relative values and the risks and rewards they present. Asset-backed and mortgage-backed securities will not exceed 20% of the net assets of the Fund. In selecting investments for the Fund, the Fund's adviser seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on the adviser's views of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the

Fund's adviser to be of comparable quality (so-called "junk bonds"). The adviser's investment process may result in frequent trading of the Fund's portfolio securities.

Emerging market countries include countries that the Fund's adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund's adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in a country if it is organized under the laws of that country, if it is domiciled in that country, if it is principally traded in that country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from that country.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund generally expects to enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities. The Fund is a non-diversified mutual fund.

The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive return of capital growth and income.

SCHRODER GLOBAL STRATEGIC BOND FUND

Investment Objective. The Fund seeks total return over the long term.

Principal Investment Strategies. The Fund seeks total return by investing principally in a portfolio of fixed income securities of issuers anywhere in the world that the Fund's advisers believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser or sub-adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's advisers to be of comparable quality (so-called "junk bonds"). In addition, the Fund may invest a majority of its assets in asset-backed and mortgage-backed securities.

Unconstrained by design, the portfolio is not managed with reference to a specific benchmark. The Fund's advisers will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund's assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe. The average duration of the Fund will vary based on the advisers' forecast for interest rates, and there are no limits on the Fund's portfolio duration or average maturity. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The advisers' investment processes may result in frequent trading of the Fund's portfolio securities. The advisers may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. The advisers may also allocate assets in cash and cash equivalents strategically, potentially building the Fund's cash position when the advisers believe that attractive investments for the Fund are not available or when the advisers believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The advisers may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund generally expects to enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund's sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset's value will decrease between the time the position is established and the agreed date of sale.

The Fund will normally hold investments in a number of different countries around the world. The Fund is a non-diversified mutual fund.

Performance Information of Certain Other Accounts

The Fund has recently commenced operations and does not yet have historical investment performance. The following table sets forth historical composite performance information for all the fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the "Schroders Firm") (see footnote 1 below) that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Fund (the

"Strategic Bond Composite"). The Fund's portfolio management team is the same team that is responsible for managing the accounts that constitute the Strategic Bond Composite. (The membership of the team has changed over time, and these changes may have affected the performance of these accounts.)

The composite data is provided to illustrate the past performance of the Schroders Firm in managing substantially similar accounts as measured against a specified benchmark. The information shown below does not represent the Fund's performance, is not a substitute for such performance, and should not be considered a prediction of the future performance of the Fund.

Investors should be aware that the Securities and Exchange Commission (the "SEC") uses a methodology different from that used below to calculate performance for mutual funds, which could result in different performance results. The Strategic Bond Composite includes pooled investment vehicles managed by the Schroders Firm that are not registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") ("unregistered funds"). Unregistered funds are not subject to the specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from those of the unregistered funds. The results presented below may not necessarily be representative of the returns that would have been experienced by any particular investor due to the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the asset weighted annual total returns for the Strategic Bond Composite as of October 31, 2014 in the first four columns (in the first column, restated to reflect deduction of the highest management fee paid by any account in the Strategic Bond Composite (1.15% and, prior to June 30, 2010, 1.00%); in the second column, restated to reflect deduction of Net Expenses for R6 Shares of the Fund as shown in the Prospectus (0.64%), in the third column, restated to reflect deduction of Net Expense for Investor Shares of the Fund as shown in the Prospectus (0.79%); and in the fourth column, restated to reflect deduction of Net Expenses for Advisor Shares of the Fund as shown in the Prospectus (1.04%)). In the fifth column, the table below shows annualized returns for the 3-Month USD Fixed LIBOR.

Schroder Strategic Bond Composite
Currency: U.S. Dollar
Inception Date: 10/31/2004

Year	Strategic Bond Composite Net of Highest Management Fee Paid by any Account(1-2), (4-7)	Strategic Bond Composite Net of Net Expenses for R6 Shares of the Fund (0.64% per annum)(1-2), (4-7)	Strategic Bond Composite Net of Net Expenses for Investor Shares of the Fund (0.79% per annum)(1-2), (4-7)	Strategic Bond Composite Net of Net Expenses for Advisor Shares of the Fund (1.04% per annum)(1-2), (4-7)	3-Month USD Fixed Libor Annualized(3)
1 year	4.65%	5.03%	4.87%	4.61%	0.24%
3 year	4.15%	4.52%	4.36%	4.11%	0.33%
5 year	4.18%	4.55%	4.39%	4.13%	0.33%
Since Inception	4.07%	4.45%	4.29%	4.03%	1.97%

(1)  The Schroders Firm is defined as Schroders or its affiliates in the United Kingdom and United States that are wholly owned subsidiaries of Schroders plc. Prior to January 1, 2007 the Schroders affiliates in the United Kingdom and the United States existed as two separate firms which were compliant and verified as separate entities until December 31, 2006. The consolidation of these two firms was made as part of a move towards creating one global firm. Composite and firm assets reported prior to January 1, 2007 represent those of the legacy firm which managed the product.

(2)  The Strategic Bond Composite is comprised of all Schroders Firm fully discretionary accounts that seek to provide a total return primarily through investment in bonds and other fixed and floating rate securities (including, but not limited to, asset-backed securities and mortgage-backed securities) denominated in various currencies issued by governments, government agencies, supra-national and corporate issuers worldwide. As part of the composite's primary objective, accounts also have the flexibility to implement long and short active currency positions either via currency forwards or via the above instruments. The full spectrum of available securities, including non-investment grade securities, may be utilized. The composite returns include all of the Schroders Firm's separate accounts and commingled funds which are discretionary, fee paying, taxable or tax exempt and managed as described above. New accounts are included in the composite from the beginning of the first full month of management on a discretionary basis. Terminated accounts are excluded from the composite at the end of the last full month of discretionary management. The composite has no minimum asset level for inclusion.

(3)  The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

(4)  This performance data is intended to be prepared in compliance with the Global Investment Performance Standards GIPS®. The portfolio returns are time-weighted rates of return that are adjusted for cash flows. Portfolio returns are combined using beginning of period asset weights to produce the composite return. Periodic returns are geometrically linked to produce annual returns. Dividends on equities are recognized net of irrecoverable withholding tax. Since January 1999 dividends have been recognized as of the ex-dividend date having previously been recognized on a cash basis. Performance results are presented before the deduction of certain fees (including management fees) but after trading expenses and custodian fees. In the first column above, a hypothetical management fee at the annual rate of 1.15% from June 30, 2010 onward and 1.00% previous to June 30, 2010 was applied; in the second, third and fourth columns above, net expenses for R6, Investor, and Advisor Shares of the Fund were applied (0.64%, 0.79%, and 1.04%, respectively).

(5)  The exchange rates used are provided by WM Reuters. Each currency is valued at 4 pm on the last business day of the month. Additional information regarding policies for calculating and reporting returns, a description of all composites and a copy of the verification report is available on request. The supplemental performance information has not been audited.

(6)  Derivative instruments may be used for efficient portfolio management and currency management. Such instruments have not been used to leverage portfolios included in the composite. Report is available on request.

(7)  Schroder Investment Management (UK & U.S.) claims compliance with the Global Investment Performance Standards GIPS®.

SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND

Investment Objective. The Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays U.S. Long Government/Credit Bond Index.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed debt income instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by Schroders to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index. Since Schroders believes tax-exempt municipal bond prices are less sensitive to changes in the general level of interest rates than taxable securities, if any tax-exempt municipal bonds are held in the benchmark or the Fund, Schroders adjusts their duration by multiplying by a factor of 0.7. At times, the Fund's investments in municipal securities may be substantial depending on Schroders'

outlook on the market. As of December 31, 2013, the effective duration of the Barclays US Long Government/Credit Bond Index after Schroders' adjustment was 13.9 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a debt security's price sensitivity to a given change in interest rates. Generally, the longer a debt security's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that Schroders considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with that of a broad-based market index. The Barclays U.S. Long Government/Credit Bond Index measures the performance of U.S. dollar-denominated treasury bonds, government-related bonds, and investment-grade corporate bonds with maturities longer than 10 years.

STW Long Duration Investment-Grade Bond Fund, a series of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), merged into the Fund on June 24, 2013 pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the "Long Duration Investment-Grade Bond Fund Merger"). The Predecessor Fund had been advised by STW Fixed Income Management LLC ("STW") since its inception on October 3, 2011, and on April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroders, acquired all outstanding interests in STW. Because the Fund had no investment operations prior to the closing of the Long Duration Investment-Grade Bond Fund Merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Long Duration Investment-Grade Bond Fund Merger for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 24, 2013 is that of the Predecessor Fund.

SCHRODER TOTAL RETURN FIXED INCOME FUND

Investment Objective. The Fund seeks a high level of total return.

Principal Investment Strategies. The Schroder Total Return Fixed Income Fund normally invests at least 80% of its net assets in fixed income obligations. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days' prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. In making investments for the Fund, the adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return – from current income, increases in market values of the Fund's investments, or both. The adviser currently considers fixed income obligations to include:

•  securities issued or guaranteed by U.S. Government or its agencies or foreign governments or their agencies or instrumentalities;

•  debt securities of domestic and foreign corporations;

•  mortgage-backed and other asset-backed securities;

•  taxable and tax-exempt municipal bonds;

•  obligations of international agencies or supranational entities;

•  debt securities convertible into equity securities;

•  inflation-indexed bonds;

•  structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations;

•  delayed funding loans and revolving credit facilities; and

•  short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances.

The Fund may invest in securities of companies located in a variety of countries outside the United States, including obligations of non-U.S. governmental issuers or of private issuers, including emerging market countries. The Fund will normally invest no more than 20% of its total assets in securities that are not denominated in the U.S. dollar.

The Fund's adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities.

The Fund invests principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's, Standard & Poor's, or Fitch) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the adviser has determined the securities to be of comparable quality. The Fund may invest up to 20% of the Fund's total assets in securities rated below "investment grade" (or, if unrated, determined by the Fund's adviser to be of comparable quality), sometimes referred to as "junk bonds," although normally the Fund will not invest in below investment grade securities unless a nationally recognized statistical rating organization (for example, Moody's Standard & Poor's, or Fitch) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality. If more than one nationally recognized statistical rating organization has rated a security, the adviser will consider the highest rating for the purposes of determining whether the security is "investment grade."

Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. The Fund may also invest in zero-coupon securities.

The Fund may enter into interest rate futures and options, interest rate swap agreements and credit default swaps. (A derivative instrument will be considered to be a fixed income security if it is itself a fixed income security or, in the adviser's judgment, it may provide an investment return comparable to the return that might be provided by a fixed income security.) The Fund may use these derivatives strategies for hedging purposes, for adjusting various portfolio characteristics (such as the portfolio's average duration) or otherwise to increase total return. The Fund may also use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, the Fund may enter into a credit default swap with respect to one or more fixed income securities to take advantage of increases or decreases in the values of those securities without actually purchasing or selling the securities. The Fund may also seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

The Fund intends to maintain a dollar weighted average portfolio duration of three to seven years. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.

In managing the Fund, the Fund's adviser generally relies on detailed proprietary research. The adviser focuses on the sectors and securities it believes are undervalued relative to the market.

The Fund's adviser will trade the Fund's portfolio securities actively, and may experience a high portfolio turnover rate. In selecting individual securities for investment, the Fund's adviser typically:

•  uses in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

•  exploits inefficiencies in the valuation of risk and reward;

•  looks to capitalize on shifting market risks and dynamics caused by economic and technical factors; and

•  considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction.

The Fund generally sells securities in order to take advantage of investments in other securities offering what the adviser believes is the potential for more attractive current income or capital gain or both.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The Barclays Capital U.S. Aggregate Bond Index is a widely-used measure of intermediate term investment grade debt; it is not actively managed.

SCHRODER ABSOLUTE RETURN EMD AND CURRENCY FUND

Investment Objective. The Fund seeks a positive absolute return from capital growth and income.

Principal Investment Strategies. The Fund invests principally in emerging market debt ("EMD") securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that the Fund's sub-adviser determines to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar. The Fund's sub-adviser will seek to achieve a positive absolute return in all market conditions and will not manage the Fund to outperform a specific securities benchmark.

In seeking to identify investments for the Fund, the sub-adviser performs fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, the sub-adviser seeks not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The sub-adviser will allocate the Fund's assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund's currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The sub-adviser will use cash strategically, potentially building the Fund's cash position when the sub-adviser believes that attractive investments for the Fund are not available or when the sub-adviser believes a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a currency by investments in debt securities denominated in such a currency, if the Fund's sub-adviser determines that those securities provide an effective substitute for investment directly in the currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund's assets).

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in EMD securities and in investments intended to provide exposure to currencies around the world, including currencies of emerging market countries and of countries other than emerging market countries, including the United States. (For purposes of this 80% requirement and the 60% calculation described below, the Fund will include among its investments in currencies its exposures to currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments.) The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund's sub-adviser currently expects that the Fund will normally invest at least 60% of its assets in EMD securities and investments providing exposure to emerging market currencies. The Fund is a non-diversified mutual fund. The Trust will give shareholders at least 60 days' notice of any change to the 80% requirement described above.

Emerging market countries include countries that are designated as emerging market countries in Bank of America Merrill Lynch's "Size and Structure of Emerging Market Debt Report" or that the Fund's sub-adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund's sub-adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will typically seek to allocate its EMD investments among a number of different emerging market countries.

The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by the Fund's sub-adviser to be of comparable quality (so-called "junk bonds"). The Fund may buy securities that are in default and "special situation" and "work-out" bonds. It is likely that most EMD securities will be rated below investment grade or will be unrated securities of comparable quality.

The Fund may invest in securities of any maturity, and the Fund's average duration may vary greatly depending on the sub-adviser's view of global markets, interest and currency rates and other factors.

The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund's portfolio, or generally in an attempt to increase the Fund's return. In addition to the use of currency derivatives described above, the Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund's SAI.

Additional Performance Information.

This section contains additional information regarding the Fund's performance and the presentation of such performance.

The Average Annual Total Returns Table in the Fund's "Summary Information" section above compares the Fund's returns with those of a broad-based market index. The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective. The following provides more detail about certain of the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its investment return. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in this Prospectus or under "Investment Restrictions" in the Funds' SAI, or by applicable law, a Fund may engage in each of the practices described below, although only the Funds specifically indicated below use the applicable strategy as a principal investment strategy.

Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment. An investment by a Fund would not be considered to violate a percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Funds' investment policies above to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by a Fund for investment purposes.

Except for investment restrictions designated as fundamental in this Prospectus or in the Funds' SAI, the investment policies described in this Prospectus or the Funds' SAI, including each Fund's investment objective, are not fundamental and may be changed without shareholder approval.

•  Convertible Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Certain Funds may invest in securities that are convertible into preferred and common stocks, and consequently are subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

•  Counterparty Risk (Schroder Absolute Return EMD and Currency Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder U.S. Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Some of the markets in which the Fund effects its transactions are "over-the-counter" or "interdealer" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Fund to the risk that its counterparty will not perform its obligations under an agreement in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not the dispute is bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. There can be no assurances that all credit risks will be correctly identify and quantify. As a result of these and other factors, the potential for losses to the Fund from transactions in over the counter transactions may be greater than from exchange-traded transactions.

A Fund may enter into transactions, such as certain derivatives transactions that expose the Fund to the credit of its counterparties, and vice versa. Certain transactions are governed by documents, industry standards, market custom and practice, the parties' prior course of dealing and by the covenant of good faith and fair dealing. At times, and especially in times of market stress, these credit exposures may come under stress, normal business conduct may be interrupted and normal legal protections may prove inadequate or may fail to provide timely relief. Should it become necessary to eliminate or reduce exposure to a particular counterparty, there can be no guarantee that a satisfactory alternative will be available or, even if one is available, that the Fund will be able to avail itself of that alternative. As a consequence, it is possible that any unwinding of the credit exposure may prove costly and thereby damage the Fund.

Securities traded in "over-the-counter" markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Schroder Global Strategic Bond Fund expects to execute its foreign exchange ("FX") transactions through one or more FX prime brokers, and as a result the number of its FX transaction counterparties may be more limited than it otherwise would be. The benefit to Schroder Global Strategic Bond Fund of its FX transactions will depend on the ability and willingness of the prime broker or brokers to perform their obligations. If Schroder Global Strategic Bond Fund is unable to execute FX transactions through one or more FX prime brokers, the Fund may be unable to fully implement its investment strategies.

•  Credit Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities. Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment.

If a security has been rated by more than one nationally recognized statistical rating organization, a Fund's adviser or sub-adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade." A Fund considers whether a security is of "investment grade" only at the time of purchase. A Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. A Fund may invest in securities that are not rated by a nationally recognized statistical rating organization (such as Moody's Investor Service, Standard & Poor's, or Fitch Ratings), but the credit quality will be determined by the adviser.

Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analyses at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

•  Currency Strategy Risk. (Schroder Absolute Return EMD and Currency Fund). The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. The Fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

•  Debt Securities Risk. (Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Global Multi-Asset Income Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund). The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund's income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Fund may not be able to reinvest the proceeds at the same interest rate. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. The value of a debt security is affected by the issuer's credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security's rating is downgraded by a credit rating agency. The obligations of issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

•  Depositary Receipts Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, and Schroder Global Multi-Cap Equity Fund). The Fund may invest in ADRs, as well as GDRs, EDRs or other similar securities representing ownership of foreign securities. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. The Fund may invest in both sponsored and unsponsored Depositary Receipts. Unsponsored Depositary Receipts are organized independently and without the cooperation of the issuer of the underlying securities. Available information concerning the issuers may not be as current for unsponsored Depositary Receipts. Unsponsored Depositary Receipts may be less liquid than sponsored Depositary Receipts, and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer.

•  Derivatives Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities). Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, valuation risk and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser or sub-adviser anticipated. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. Special tax considerations apply to a Fund's investment in derivatives. See "Taxes" below and the SAI for more information.

•  Emerging Markets Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Emerging Markets Multi-Sector Bond Fund, and Schroder Total Return Fixed Income Fund). Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•  Equity Securities Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund).

The values of the equity securities in a Fund's portfolio may fall, or may not appreciate as anticipated by the Fund's adviser or sub-adviser, due to factors that adversely affect equities markets generally or particular companies in the portfolio. Common stocks represent an equity or ownership interest in an issuer and are subject to issuer and market risks that may cause their prices to fluctuate over time. Preferred stocks represent an equity or ownership interest in an issuer that typically pays dividends at a specified rate and that has priority over common stock in the payment of dividends and in liquidation. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Different types of investments tend to shift into and out of favor with investors depending on changes in market and economic conditions. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

•  Fixed Income Market Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund). Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or "taper" such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Funds.

•  Foreign Currencies Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder Total Return Fixed Income Fund). Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets. The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other developments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars; changes in the values of those currencies could adversely affect the Fund's U.S. dollar distribution obligations. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

•  Foreign Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund). Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

Certain Funds may invest in Chinese companies. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the United States. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject such Funds to the risk that these companies' reputations and prices in the market will be adversely affected.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to a Fund's investments in foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, the Fund's adviser or sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

•  Geographic Focus Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). To the extent that a Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because Schroder North American Equity Fund invests principally in equity securities of North American companies, and Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

•  High Yield/Junk Bond Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, and Schroder Total Return Fixed Income Fund). The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Fund adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

•  Inflation/Deflation Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond

Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Inflation risk is the risk that a Fund's assets or income from a Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

•  Interest Rate Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Fixed income, or debt, securities generally decline in value in response to increases in interest rates. In addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the longer a debt security's duration, the greater its price sensitivity to a change in interest rates.

•  Investments in Pooled Vehicles Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder U.S. Opportunities Fund). A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and ETFs, that are advised by the Fund's adviser, sub-adviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in a closed-end investment company, a Fund may pay a premium above such investment company's net asset value per share and when the shares are sold, the price received by the Fund may be at a discount to net asset value. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund's shareholders, would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. Where an investment company or pooled investment vehicle offers multiple classes of shares or interests, a Fund will seek to invest in the class with the lowest expenses to the Fund, although there is no guarantee that it will do so. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment limitations such as redemption fees. See "How to Sell Fund Shares – Redemption Fee" for more information.

A Fund's adviser or sub-adviser may have an economic incentive to invest a portion of the Fund's assets in investment companies sponsored or managed by the adviser, sub-adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Similarly, a Fund's adviser or sub-adviser may delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the by the adviser, sub-adviser or its affiliates. Investing in another investment company also involves liquidity risk and valuation risk.

•  IPO Risk. (Schroder Emerging Market Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may purchase securities of companies in IPOs, which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make IPOs of their securities. At any particular time or from time to time the Funds may not be able to invest in securities issued in IPOs or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Funds. The investment performance of the Funds during periods when they are unable to invest significantly or at all in IPOs may be lower than during periods when the Funds are able to do so.

•  Issuer Focus Risk. (Schroder International Alpha Fund and Schroder U.S. Opportunities Fund). The Funds, and in particular Schroder International Alpha Fund, may invest in a smaller number of companies than comprise the portfolios of other similar mutual funds. When a Fund invests in a relatively small number of issuers, changes in the value of one or more portfolio securities may have a greater effect on the Fund than if the Fund invested more broadly.

•  Limited Operating History Risk. (Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, and Schroder Global Strategic Bond Fund). The Funds are newly formed funds and have limited operating history for investors to evaluate. The Funds may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Funds fail to achieve sufficient scale, they may be liquidated.

•  Liquidity Risk. (All Funds). A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, including emerging market securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

•  Management Risk. (All Funds). Because the Funds are actively managed, each Fund's investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund's adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that each Fund's adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

•  MLP Risk. (Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, and Schroder Global Multi-Cap Equity Fund,). Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs. The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

•  Mortgage-Backed and Asset-Backed Securities Risk. (Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund). Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk (as described above under "Interest Rate Risk"), investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk (as described above under "Credit Risk" and "Liquidity Risk" and below under "Valuation Risk").

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund's investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

•  Municipal Securities Risk. (Schroder Broad Tax-Aware Value Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund). There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. Some municipal securities are issued by governmental authorities to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues, and the interest and principal on those securities is payable only out of the revenues from those facilities. Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

•  Non-Diversification Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Markets Multi-Sector Bond Fund, and Schroder Global Strategic Bond Fund). The Fund may hold a smaller number of portfolio securities and/or invest in a smaller number of issuers than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The Fund is not "diversified" within the meaning of the Investment Company Act, and therefore is able to invest its assets in a more limited number of issuers than a diversified fund. Nevertheless, the Fund intends to meet the diversification requirements for qualification as a regulated investment company for U.S. federal income tax purposes. See the "Taxes" section in the SAI for more detail.

•  Over-the-Counter Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Global Multi-Cap Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). Securities traded in "over-the-counter" markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price.

•  Portfolio Turnover Risk. (All Funds). The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, such as commissions, bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.

•  Rating Agencies Risk (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond, Schroder Global Multi-Asset Income Fund, and Schroder Total Return Fixed Income Fund). Ratings are not an absolute standard of quality, but rather general indicators that reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question.

•  REIT Risk. (Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. A Fund may purchase exchange-traded REITs, or unlisted REITs traded in the over-the-counter markets. Unlisted REITs may be less liquid than exchange-traded REITs, and a Fund may not be able to sell shares of an unlisted REIT at the desired time or price. As a shareholder in a REIT, a Fund, and indirectly the Fund's shareholders, would bear its ratable share of the REIT's expenses and would at the same time continue to pay its own fees and expenses.

•  Small and Mid Cap Companies Risk. (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small and mid cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

•  Short Sale Risk. (Schroder Global Strategic Bond Fund). The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

•  Sovereign Debt Risk. (Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund). Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

•  State-Specific Risk. (Schroder Broad Tax-Aware Value Bond Fund). The Funds may invest more than 25% of their total assets in municipal securities of issuers in one or more states. The Funds are subject to the risk that the economies of the states in which they invests, and the revenues underlying state municipal bonds, may decline. Investing significantly in a single state means that a Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

•  "To Be Announced" Transactions Risk. (Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund). A Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Use by a Fund of TBA transactions may give rise to investment leverage. If the Fund's counterparty to a TBA transaction were to fail to perform its obligations under the transaction, the Fund might lose some or all of the benefit to the Fund of the transaction.

•  U.S. Government Securities Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund). U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities may also be subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under "Mortgage-Backed and Asset-Backed Securities Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•  Valuation Risk (All Funds). A portion of the Fund's assets may be valued by Schroders at fair values pursuant to guidelines established by the Board of Trustees. A Fund's assets may be valued using valuations provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by a broker quotation will not reflect the actual price a Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. If a Fund has overvalued securities it holds, you may end up paying too much for the Fund's shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•  Warrants Risk. (Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund). The Funds may invest in warrants to purchase equity securities. The price, performance and liquidity of such warrants are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Principal Investment Strategies section above, each Fund (unless otherwise noted) may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Funds' adviser or sub-adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Funds' adviser and sub-adviser.

•  Securities Loans and Repurchase Agreements. A Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. A Fund may enter into securities loans and repurchase agreements as a way to recognize additional current income on securities that it owns.

•  Temporary Defensive Strategies. At times, the Funds' adviser or sub-adviser may judge that conditions in the securities markets make pursuing a Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's adviser or sub-adviser may, but is not required to, take temporary "defensive" positions that are inconsistent with a Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's adviser or sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

•  Other Investments. A Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

•  Securities in Default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Funds – High Yield/Junk Bond Risk," and offer little or no prospect for the payment of the full amount of unpaid principal and interest.

•  Private Placements and Restricted Securities. A Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Fund's adviser or sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. A Fund's sale of such private placement investments may also be restricted under securities laws. At times, it may also be more difficult to determine the fair values of such securities for purposes of computing the Fund's net asset value.

•  When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by a Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund, potentially creating investment leverage, and involve a risk of loss if the value of the securities declines prior to the settlement date.

MANAGEMENT OF THE FUNDS

Each Trust is governed by a Board of Trustees. The Board of Trustees of each Trust has retained Schroder Investment Management North America Inc. ("Schroders") to serve as each Fund's adviser and to manage the investments of each Fund. Subject to the oversight of the applicable Board of Trustees, Schroders also manages each Fund's other affairs and business.

Schroder Investment Management North America Limited ("SIMNA Ltd."), an affiliate of Schroders, serves as sub-adviser responsible for portfolio management of Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder North American Equity Fund.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Funds and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $447.7 billion under management as of September 30, 2014. Schroders plc and its affiliates (the "Schroders organization") have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world's investment markets.

•  Management Fees. For the fiscal year ended October 31, 2014, each of the following Funds paid aggregate management fees, net of applicable expense limitations, for investment management services to Schroders at the following annual rates (based on each Fund's average daily net assets): Schroder Emerging Market Equity Fund: 0.98%; Schroder Global Multi-Cap Equity Fund: 0.44%; Schroder International Alpha Fund: 0.72%; Schroder International Multi-Cap Value Fund: 0.60%; Schroder North American Equity Fund: 0.25%; Schroder U.S. Opportunities Fund: 1.00%; Schroder U.S. Small and Mid Cap Opportunities Fund: 0.67%; Schroder Broad Tax-Aware Value Bond Fund: 0.11%; Schroder Total Return Fixed Income Fund: 0.12%; and Schroder Absolute Return EMD and Currency Fund: 0.88%.

Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund and Schroder Long Duration Investment-Grade Bond Fund did not pay fees during the fiscal year ended October 31, 2014 due to expense limitations in effect during that period.

As compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. the following percentages of the investment advisory fees Schroders receives from the Funds set forth below:

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Absolute Return EMD and Currency Fund	51%
Schroder Emerging Market Equity Fund	41%
Schroder Emerging Markets Multi-Cap Equity Fund	41%
Schroder Global Multi-Asset Income Fund	52%
Schroder Global Multi-Cap Equity Fund	53%
Schroder Global Strategic Bond Fund	52%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder North American Equity Fund	53%

A discussion regarding the basis for the Trustees' approval of the investment management agreements for the Funds will be available in the Funds' annual reports to shareholders for the fiscal year ended October 31, 2014. A discussion regarding the basis for the Trustees' approval of the investment management agreements for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund is available in both Funds' annual reports to shareholders for the fiscal period ended July 31, 2013. A discussion regarding the basis for the Trustees' approval of the investment management agreements for the other Funds is available in the Funds' annual reports to shareholders for the fiscal year ended October 31, 2013.

•  Management Fee Limitations. Schroders has contractually agreed through February 29, 2016 to limit the management fees paid by certain Funds as set forth below:

Fund	Before limitation as a percentage of average net assets	After limitation as a percentage of average net assets
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	0.80%
Schroder Emerging Markets Multi-Sector Bond Fund	0.75%	0.65%
Schroder International Alpha Fund	0.80%	0.70%
Schroder International Multi-Cap Value Fund	0.80%	0.65%
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	0.80%

•  Expense Limitations. In order to limit the expenses of the shares of certain Funds, the Funds' adviser has contractually agreed through February 29, 2016 for the Funds set forth below to waive its fees, pay Fund operating expenses, and/or reimburse the applicable Fund for expenses to the extent that the Total Annual Fund Operating Expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to the share class of the Fund set forth below exceed the following annual rates (based on the average daily net assets attributable to each of the applicable Fund's share classes taken separately):

Fund	R6 Shares	Investor Shares	Advisor Shares
Schroder Absolute Return EMD and Currency Fund	1.00%	1.15%	1.40%
Schroder Broad Tax-Aware Value Bond Fund	n/a	0.46%	0.71%
Schroder Emerging Market Equity Fund	1.10%	1.25%	1.50%
Schroder Emerging Markets Multi-Cap Equity Fund	0.90%	1.05%	1.30%
Schroder Emerging Markets Multi-Sector Bond Fund	0.75%	0.90%	1.15%
Schroder Global Multi-Asset Income Fund	0.70%	0.85%	1.10%
Schroder Global Multi-Cap Equity Fund	0.65%	0.80%	1.05%
Schroder International Alpha Fund	0.80%	0.95%	1.20%
Schroder International Multi-Cap Value Fund	0.75%	0.90%	1.15%
Schroder Global Strategic Bond Fund	0.64%	0.79%	1.04%
Schroder Long Duration Investment-Grade Bond Fund	n/a	0.46%	n/a
Schroder Total Return Fixed Income Fund	n/a	0.40%	0.65%
Schroder U.S. Opportunities Fund	n/a	1.70%	1.95%
Schroder U.S. Small and Mid Cap Opportunities Fund	0.90%	1.05%	1.30%

For the Schroder U.S. Opportunities Fund, whose total operating expenses are currently below the expense limitations set forth above, Schroders has contractually agreed through February 29, 2016 to waive a portion of the shareholder service expense, to the extent payable to Schroders or its affiliates, at an annual rate of 0.05% (based on the average daily net assets attributable to the applicable share class). Please see "Types of Shares Available" below for further details.

•  Portfolio Management. The following portfolio managers at the Schroders organization have primary responsibility for making investment decisions for the respective Funds. Each portfolio manager's recent professional experience is also shown. The Funds' SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the respective Fund.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Market Equity Fund	Allan Conway	Portfolio Manager	Inception (2006)

Mr. Conway is Head of Emerging Markets Equities at the Schroders organization. He has been associated with SIMNA Ltd. since 2004. Formerly, Head of Global Emerging Markets, West LB Asset Management and Chief Executive Officer of WestAM (UK) Ltd.

Schroder Emerging Market Equity Fund	Robert Davy	Portfolio Manager	Inception (2006)	Mr. Davy is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 1986.
Schroder Emerging Market Equity Fund	James Gotto	Portfolio Manager	Inception (2006)	Mr. Gotto is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 1991.
Schroder Emerging Market Equity Fund	Waj Hashmi, CFA	Portfolio Manager	Inception (2006)	Mr. Hashmi is a Portfolio Manager at the Schroders organization. He has been associated with SIMNA Ltd. since 2005.
Schroder Emerging Market Equity Fund	Tom Wilson, CFA	Portfolio Manager	2014	Mr. Wilson is a Portfolio Manger at the Schroders organization. He has been associated with SIMNA Ltd. since 2001.
Schroder Emerging Markets Multi-Cap Equity Fund	Justin Abercrombie	Portfolio Manager	Inception (2013)

Mr. Abercrombie is the Lead Portfolio Manager and Head of Quantitative Equity Products ("QEP") at the Schroders organization. He has been an employee of Schroders since 1996. Formerly, founding member of QEP.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Markets Multi-Cap Equity Fund	Stephen Langford, CFA	Portfolio Manager	Inception (2013)

Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

Schroder Emerging Markets Multi-Cap Equity Fund	James Larkman	Portfolio Manager	Inception (2013)

Mr. Larkman joined Schroders in 2004 and is a member of the team responsible for investment strategy implementation. He holds a PhD in Atmospheric Physics from the University of Manchester and an MPhys (Hons) in Physics with Astrophysics from UMIST.

Schroder Emerging Markets Multi-Cap Equity Fund	Ayse Serinturk	Portfolio Manager	Inception (2013)

Ms. Serinturk joined the Schroders organization in 2007 and is a member of the team responsible for investment strategy implementation. She holds a BA (first class) in Philosophy and an MA in Metaphysics from the University of Nottingham.

Schroder Emerging Markets Multi-Cap Equity Fund	Daniel Winterbottom, CFA	Portfolio Manager	2014

Mr. Winterbottom joined the Schroders organization in 2014. Prior to Schroder, he spent four years as an analyst at Thames Capital. Before that, he was a Junior Portfolio Manager with BlueBay Asset Management. He holds BSc in Mathematics from King's College London.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Global Multi-Asset Income Fund	Aymeric Forest, CFA	Portfolio Manager	Inception (2014)

Mr. Forest is the Lead Portfolio Manager of Global Multi-Asset Income at the Schroders organization. He joined Schroders in May 2011 as a portfolio manager in the Multi-Asset team. Prior to joining Schroders, he was Global Head of Investment Solutions at Banco Bilbao Vizcaya Argentaria (BBVA) responsible for multi-asset products. He holds a master's degree from Nancy 2 University.

Schroder Global Multi-Asset Income Fund	Iain Cunningham, CFA	Portfolio Manager	Inception (2014)	Mr. Cunningham is a Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 2007. He holds a B.A. and an M.S. from Loughborough University.
Schroder Global Multi-Cap Equity Fund	Justin Abercrombie	Lead Portfolio Manager and Head of Quantitative Equity Products ("QEP")	Inception (2010)	Mr. Abercrombie is the Lead Portfolio Manager and Head of QEP at the Schroders organization. He has been an employee of Schroders since 1996. Formerly, founding member of QEP.
Schroder Global Multi-Cap Equity Fund	Ben Corris, CFA	Portfolio Manager	2011

Mr. Corris joined Schroders in 2008 and is a member of the team that focuses on researching enhancements to the investment process. He holds a PhD in Atmospheric Physics from the University of Manchester and an MPhys (Hons) in Physics with Astrophysics from UMIST.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Global Multi-Cap Equity Fund	Stephen Langford, CFA	Portfolio Manager	2011

Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

Schroder Global Multi-Cap Equity Fund	James Larkman	Portfolio Manager	2011

Mr. Larkman joined Schroders in 2004 and is a member of the team that focuses on researching enhancements to the investment process. He holds a Degree in Economics from the University of Bath and an MSc in International Securities, Investment and Banking.

Schroder Global Multi-Cap Equity Fund	Ayse Serinturk	Portfolio Manager	2013

Ms. Serinturk joined the Schroders organization in 2007 and is a member of the team responsible for investment strategy implementation. She holds a BA (first class) in Philosophy and an MA in Metaphysics from the University of Nottingham.

Schroder International Alpha Fund	Simon Webber, CFA	Portfolio Manager	2010

Mr. Webber became Lead Portfolio Manager for Global and International Equities at the Schroders organization in October 2013 and has been a portfolio manager of the Fund since 2009. He joined Schroders as a research analyst in 1999.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder International Alpha Fund	James Gautrey, CFA	Portfolio Manager	2014

Mr. Gautrey became a portfolio manager for International Equities at the Schroders organization in 2014. He is also a Global Sector Specialist for the Technology Sector, a role he has held since 2006. He began his career in 2001 with Schroders.

Schroder International Multi-Cap Value Fund	Justin Abercrombie	Lead Portfolio Manager and Head of Quantitative Equity Products ("QEP")	Inception (2006)	Mr. Abercrombie is the Lead Portfolio Manager and Head of QEP at the Schroders organization. He has been an employee of Schroders since 1996. Formerly, founding member of QEP.
Schroder International Multi-Cap Value Fund	Ben Corris, CFA	Portfolio Manager	2014

Mr. Corris joined Schroders in 2008 and is a member of the team that focuses on researching enhancements to the investment process. He holds a PhD in Atmospheric Physics from the University of Manchester and an MPhys (Hons) in Physics with Astrophysics from UMIST.

Schroder International Multi-Cap Value Fund	Stephen Langford, CFA	Portfolio Manager	2011

Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder International Multi-Cap Value Fund	Ayse Serinturk	Portfolio Manager	2013

Ms. Serinturk joined the Schroders organization in 2007 and is a member of the team responsible for investment strategy implementation. She holds a BA (first class) in Philosophy and an MA in Metaphysics from the University of Nottingham.

Schroder North American Equity Fund	Justin Abercrombie	Lead Portfolio Manager and Head of QEP	Inception (2003)	Mr. Abercrombie is the Lead Portfolio Manager and Head of QEP at the Schroders organization. He has been an employee of Schroders since 1996. Formerly, founding member of QEP.
Schroder North American Equity Fund	Ben Corris, CFA	Portfolio Manager	2011

Mr. Corris joined Schroders in 2008 and is a member of the team that focuses on researching enhancements to the investment process. He holds a PhD in Atmospheric Physics from the University of Manchester and an MPhys (Hons) in Physics with Astrophysics from UMIST.

Schroder North American Equity Fund	Stephen Langford, CFA	Portfolio Manager	2011

Mr. Langford joined Schroders in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining Schroders, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder North American Equity Fund	James Larkman	Portfolio Manager	2010

Mr. Larkman joined Schroders in 2004 and is a member of the team that focuses on researching enhancements to the investment process. He holds a Degree in Economics from the University of Bath and an MSc in International Securities, Investment and Banking.

Schroder North American Equity Fund	Liane Evans, CFA	Portfolio Manager	2014

Ms. Evans joined the Schroders organization in 2011 and is a member of the team responsible for investment strategy implementation. She holds a BSc (Hons) in Mathematics from the University of Manchester.

Schroder North American Equity Fund	Stuart Adrian, CFA	Portfolio Manager	2014

Mr. Adrian joined Schroders in April 2013. Prior to joining Schroders, Mr. Adrian spent six years as a global equity strategist at Empirical Research Partners. Before that, he was a technology analyst for ten years at Morgan Stanley. Mr. Adrian holds a BSc (Hons) in Economics from Durham University.

Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund	Jenny B. Jones	Portfolio Manager	2003 (Schroder U.S. Opportunities Fund) Inception (2006) (Schroder U.S. Small and Mid Cap Opportunities Fund)

Ms. Jones is Head of U.S. Small and Mid Cap Equities of Schroders. She has been an employee of Schroders since 2003. Formerly, portfolio manager and Executive Director, Morgan Stanley Investment Advisors Inc.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund	Andrew B.J. Chorlton, CFA	Portfolio Manager	Inception (2011)

Mr. Chorlton is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Chorlton joined STW in 2007 and has over 15 years of investment experience. Before joining STW, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management.

Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund	Edward H. Jewett	Portfolio Manager	Inception (2011)

Mr. Jewett is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Jewett joined STW in 1988 and has over 35 years of investment experience. Prior to joining STW, he spent seven years at Kidder, Peabody & Company where he was a Partner and Manager of the International Fixed Income Department for North America. Prior to that, Mr. Jewett was a corporate bond trader at Dillon Read & Company.

Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund	Richard A. Rezek Jr., CFA	Portfolio Manager	Inception (2011)

Mr. Rezek is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Rezek joined STW in 2002 and has over 25 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff & Phelps.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund	Neil G. Sutherland, CFA	Portfolio Manager	Inception (2011)

Mr. Sutherland is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Sutherland joined STW in 2008 and has over 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group's Global Fixed Income Team.

Schroder Broad Tax-Aware Value Bond Fund; Schroder Long Duration Investment-Grade Bond Fund	Julio C. Bonilla, CFA	Portfolio Manager	Inception (2011)

Mr. Bonilla is a Portfolio Manager at the Schroders organization. He has been associated with Schroders since 2013. Mr. Bonilla joined STW in 2010 and has over 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.

Schroder Emerging Markets Multi-Sector Bond Fund	Jim Barrineau	Portfolio Manager	Inception (2013)

Mr. Barrineau joined Schroders in April 2012 as a Co-Head of Emerging Market Debt Relative. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, a firm specializing in emerging market debt, from 2010 to 2012, and an emerging market debt and currency strategist at AllianceBernstein from 1998 to 2010. Mr. Barrineau holds an MPA from SUNY Albany and served as a U.S. naval officer.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Emerging Markets Multi-Sector Bond Fund	Fernando Grisales, CFA	Portfolio Manager	Inception (2013)

Mr. Grisales joined Schroders in April 2012 as a Senior Portfolio Manager for Emerging Market Debt Relative. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, an alternative investment firm specializing in emerging market debt, from 2010 to 2012, and a vice president and portfolio manager at AllianceBernstein from 2001 to 2010. Mr. Grisales received a B.S. from New York University in Finance, International Business and Economics.

Schroder Emerging Markets Multi-Sector Bond Fund	Alexander Moseley	Portfolio Manager	Inception (2013)

Mr. Moseley joined Schroders in April 2012 as a Senior Portfolio Manager and Senior Sovereign Specialist. Prior to joining Schroders, he was a senior portfolio manager at ICE Canyon, a firm specializing in emerging market debt, from 2010 to 2012, and a vice president at AllianceBernstein from 2007 to 2009. He holds a B.A. from Cornell University and an M.A. from Johns Hopkins School of Advanced International Studies.

Schroder Emerging Markets Multi-Sector Bond Fund	Denis Parisien	Portfolio Manager	2014

Mr. Parisien joined Schroders in April 2014 as a Portfolio Manager for Emerging Market Debt Relative. Prior to joining Schroders, he was head of EM corporate debt research and strategy at Deutsche Bank from 2010 to 2014, and head of Latin American Fixed Income Research at Santander Investment Securities from 2006 to 2010. Mr. Parisien holds a Masters degree in Economics from McGill University.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Global Strategic Bond Fund	Bob Jolly, CFA	Portfolio Manager	Inception (2014)

Mr. Jolly is a Portfolio Manager and heads the Global Macro team at the Schroders organization. Prior to joining Schroders, he was Head of Currency for US Fixed Income and Global Sovereign at UBS Global Asset Management.

Schroder Global Strategic Bond Fund	Gareth Isaac, CFA	Portfolio Manager	Inception (2014)

Mr. Isaac is a Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 2011. Prior to joining Schroders, he managed a number of fixed income funds at GLG Partners.

Schroder Total Return Fixed Income Fund	Chris Ames	Portfolio Manager	March 2011 (also served 2008-March 2010)

Mr. Ames is a Portfolio Manager at Schroders, and specializes in securitized assets. He has been an employee of Schroders since 2007. Prior to joining Schroders, he was a Portfolio Manager with Cheyne Capital from 2005-2007 and Head of ABS and CDO Research at BNP Paribas from 2002-2005.

Schroder Total Return Fixed Income Fund	Richard A. Rezek Jr., CFA	Portfolio Manager	2014

Mr. Rezek is a Portfolio Manager at Schroders. Mr. Rezek joined Schroders in 2013 from STW Fixed Income Management, LLC (now a part of Schroders), where he worked since 2002, and has over 29 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff & Phelps.

Schroder Total Return Fixed Income Fund	Wesley A. Sparks, CFA	Portfolio Manager	Inception (2004)	Mr. Sparks is Head of U.S. Credit of Schroders. He has been an employee of Schroders since December 2000. Prior to joining Schroders, he was a portfolio manager at Aeltus Investment Management.

FUND	NAME	TITLE	SINCE	RECENT PROFESSIONAL EXPERIENCE
Schroder Total Return Fixed Income Fund	Neil G. Sutherland, CFA	Portfolio Manager	2014

Mr. Sutherland is a Portfolio Manager at Schroders. Mr. Sutherland joined Schroders in 2013 from STW Fixed Income Management LLC (now a part of Schroders), where he worked since 2008, and has over 15 years of investment experience. Prior to joining STW, he was at AXA Investment Managers, where he held the position of Senior Fixed Income Manager

Schroder Absolute Return EMD and Currency Fund	Abdallah Guezour	Lead Portfolio Manager	Inception (2011)	Mr. Guezour is an Emerging Markets Debt Fund Manager (London) and Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 2000.
Schroder Absolute Return EMD and Currency Fund	Geoff Blanning	Portfolio Manager	Inception (2011)	Mr. Blanning is Head of Emerging Markets Debt and Commodities at the Schroders organization. He has been an employee of the Schroders organization since 1998.
Schroder Absolute Return EMD and Currency Fund	Guillermo Besaccia	Portfolio Manager	Inception (2011)	Mr. Besaccia is an Emerging Markets Debt Research Analyst and Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 1998.
Schroder Absolute Return EMD and Currency Fund	Nick Brown	Portfolio Manager	Inception (2011)	Mr. Brown is an Emerging Markets Debt Fund Manager (London) and Portfolio Manager at the Schroders organization. He has been an employee of the Schroders organization since 1998.

Legal Proceedings. In May 2011, "Schroders US Mutual Funds" was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the "Litigation Trust Action"). In January 2012, "Schroders US Mutual Funds" was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609)

(the "Creditors Trust Action"). Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers. The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law. Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout. The Funds' records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment. Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants. By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action. By order dated January 14, 2014, the motions to dismiss in the Creditors Trust Action were granted with respect to the intentional fraudulent transfer claims brought under state law with leave to replead, and denied with respect to the constructive fraudulent transfer claims brought under state law. Further amended complaints were filed on April 9, 2014, and further motions to dismiss have been filed and are scheduled for hearing on January 14, 2015. Pursuant to a case management order, all defenses other than the omnibus grounds included in the motion to dismiss, including for insufficient service, are preserved and may only be raised after the motion to dismiss is decided. The possible outcome of the actions is currently uncertain.

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value per share of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Exchange is currently closed on weekend days and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities for which market quotations are readily available are valued at current market value in accordance with the Trusts' valuation procedures. Securities for which market values are not readily available, or for which Schroders believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by Schroders at their fair values pursuant to procedures adopted by the Boards of Trustees. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust's primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust's fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value.

Unlisted equity securities for which market quotations are readily available generally are valued at the most recently reported mid-market price. Options, including options on indices, are generally valued at the composite/National Best Bid Offer ("NBBO") mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price (which is typically the last sales price) may be used to value the Funds' futures positions. Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price. Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared. In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap. If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued. In the absence of the above, the Schroders' Pricing Committee (the "Committee") will determine an appropriate method of valuation, subject to the Trust's fair value procedures. The Committee is comprised of officers of the Funds, portfolio managers of the applicable Fund, and other responsible personnel of Schroders.

The values of foreign currencies, foreign securities, and of forward foreign currency contracts whose values are calculated in a foreign currency are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar based on rates provided by an independent source. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Certain Funds may invest in foreign securities that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated and when shares may not be purchased or redeemed. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Global Strategic Bond Fund's current net asset value per share is available on the Fund's website at http://www.schroderfunds.com.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund's investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee pursuant to guidelines adopted by the Boards of Trustees, and under the ultimate oversight of the Boards of Trustees. The net asset value of a Fund's classes of shares may differ from each other due to differences in the expenses of each of the share classes.

TYPES OF SHARES AVAILABLE

Advisor Shares, Investor Shares, and R6 Shares are offered in this Prospectus. Each Trust sells shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You also receive the full value of your shares when you sell them back to the Funds, without any deferred sales charge (although a redemption fee may apply).

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, distribution (Rule 12b-1 fees) and shareholder servicing.

To compensate the distributor for distribution and other related services it provides and for the expenses it bears in connection with the distribution of a Fund's Advisor Shares, the Funds make payments to the distributor from the assets attributable to Advisor Shares under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Advisor Shares (0.35% for Schroder North American Equity Fund). Because Rule 12b-1 fees are paid out of the assets attributable to a Fund's Advisor Shares on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Advisor Shares share in the expense of Rule 12b-1 fees paid; however, because these shareholders hold their shares through varying arrangements they may not share equally in the benefits of the Distribution Plan. Unlike Advisor Shares, Investor Shares and R6 Shares are not subject to a Rule 12b-1 fee.

Each Fund, except Schroder North American Equity Fund, has adopted a Shareholder Service Plan with respect to its Advisor Shares and Investor Shares, pursuant to which each applicable Fund, out of the assets attributable to its Advisor Shares or its Investor Shares, may make payments to Schroders, SFA, and such other entities as may act as the shareholder servicer (a "Shareholder Servicer"), for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such services and expenses (collectively, "Services"), and not for distribution services or expenses, at an aggregate annual rate of up to 0.15% of the average daily net assets attributable to the applicable class. Please see "Payments to Financial Intermediaries" below for further information regarding payments to financial intermediaries.

Choosing a Share Class. Shares of different classes are available to different eligible investors. The Funds generally do not have the ability to enforce these limitations on access to the different share classes. It is the sole responsibility of each financial intermediary to ensure that it only makes a class of shares available to those categories of investors that qualify for access to such class, and in cases where no financial intermediary is involved, please be aware of the share class eligibility described in this section.

The chart below summarizes the features of the different classes. This chart is only a general summary, and you should read the description of the Funds' expenses in the "Fees and Expenses" section of this Prospectus. You should also consider the effects of any available sales load waivers.

	Minimum Initial/Subsequent Purchase Amount	Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load	Annual 12b-1 Fee	Reimbursement related to sub- administration, sub-transfer agency, or other shareholder services
Advisor Shares	$2,500/$1,000(1)	None	None	None	0.25%	Up to 0.15%
Investor Shares	$250,000/$1,000(1)	None	None	None	None	Up to 0.15%
R6 Shares	$5,000,000/None	None	None	None	None	None

(1)  A $100 minimum subsequent purchase amount applies for automatic investment plans.

Minimums may be waived or modified for certain institutional investors or financial intermediaries that have an arrangement with Schroders or the Fund's distributor. Please contact your financial intermediary for more information. The Trust may, in its sole discretion, waive these minimum investment amounts. For share purchases made through certain financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary may apply.

A Trust may suspend the offering of Fund shares for any period of time.

Advisor Shares. Advisor Shares are primarily available through a financial intermediary that charges an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for its services for the shareholder account, provided it has an arrangement with Schroders or Schroder Fund Advisors LLC ("SFA"). Advisor Shares may also be purchased directly from the Fund. The Trusts sell Advisor Shares at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. Advisor Shares of the Fund are intended for purchase by investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA account and purchasing through a financial intermediary. Advisor Shares are subject to a 12b-1 fee of 0.25% (0.35% for Schroder North American Equity Fund) and sub-transfer agency/shareholder servicing payments by the Funds.

Investor Shares. Investor Shares are intended primarily for investors making a minimum initial investment of $250,000. Investor Shares may also be sold through certain fund networks or other financial intermediaries that have arrangements with Schroders or SFA, subject to the minimums of such fund networks or financial intermediaries. The Funds may make sub-transfer agency/shareholder servicing payments with respect to Investor Shares.

R6 Shares. R6 Shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from a Fund or from Schroders. R6 Shares of the Funds are not designed to accommodate the payment of sub-transfer agency/shareholder servicing fees to financial intermediaries. (Schroders may, however, pay compensation to financial intermediaries with respect to shareholders who held Institutional Shares of Schroder Global Multi-Cap Equity Fund before they were reclassified as R6 Shares.) The minimum initial investment in a Fund for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares of a Fund. R6 Shares are also available to current or former Trustees, Schroders and its affiliates, employees of Schroders and its affiliates, and such employees' spouses and dependents, with no minimum investment amounts. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within a Fund or across R6 Shares of the Funds.

HOW TO BUY SHARES

•  Advisor Shares. You may purchase Advisor Shares of each Fund by contacting the applicable Trust (through SFA, the distributor of the Trusts' shares) or the Funds' transfer agent, Boston Financial Data Services, Inc. ("BFDS"), or a financial intermediary, such as a bank, trust company, broker-dealer, fund network, or other financial organization having an arrangement with Schroders or SFA. If you do not have a financial intermediary, SFA can provide you with a list of available firms. Your financial intermediary is responsible for forwarding all of the necessary documentation to the applicable Trust, and may charge you separately for its services.

The purchase, redemption and exchange policies and fees charged by such financial intermediaries may differ from those that would apply to transactions effected through SFA or BFDS. For instance, financial intermediaries may charge transaction fees and may set different minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your financial intermediary for further information. If the Advisor Shares you purchase will be held in your own name (rather than the name of your financial intermediary), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from BFDS, at the address provided below under "Purchases by Check," from your financial intermediary, at www.schroderfunds.com, or by calling the Schroder Mutual Funds at (800) 464-3108 (from outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative).

•  Investor Shares. Each Trust, through its distributor, SFA, sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the applicable Fund. You may purchase Investor Shares of each Fund by completing the Account Application available at www.schroderfunds.com that accompanies this prospectus, and sending payment by check or wire as described below. You may be eligible to purchase Investor Shares through certain fund networks or other financial intermediaries that have arrangements with Schroders or SFA. Please contact your financial intermediary for more information.

•  R6 Shares. You may purchase R6 Shares by completing the Account Application provided by Schroders' Client Service team or your custodian, consultant, or other financial intermediary, and sending payment by check or wire as described below. You can contact the Schroders Client Service team by email at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service. The Trust strongly encourages potential investors to communicate with Schroders' Client Service Team or your financial intermediary prior to completing the Account Application or making any substantial purchases. Please contact the Schroders' Client Service team or your financial intermediary for more information.

Acceptance of your purchase request may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Each Fund sells its shares at their net asset value next determined after receipt of your purchase request in good order. (A purchase request is in good order if it meets the requirements set out below and in the Account Application, is properly communicated to the Fund, and otherwise meets the requirements implemented from time to time by the Funds' transfer agent or the Fund.) In order for you to receive a Fund's next determined net asset value, the Fund, BFDS, or the financial intermediary must receive your request before the close of trading on the Exchange (normally 4:00 p.m., Eastern

Time), and, in the case of a request furnished to a financial intermediary or its designee, the request must subsequently be communicated properly to the Fund. For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund's receipt of the request, which may affect the net asset value (NAV) at which the request is processed. Each Trust reserves the right to reject any request to purchase shares of any of its Funds. Each Trust generally expects to inform any persons that their purchase request has been rejected within 24 hours.

The Funds do not issue share certificates.

Each Trust may suspend the offering of shares of its Funds for any period of time. Each Trust may change any investment minimum from time to time.

Purchases by check (Direct Purchases). You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase shares of two or more Schroder Mutual Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Schroder Mutual Funds whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Schroder Mutual Funds P.O. Box 55260 Boston, MA 02205-5260	Boston Financial Data Services c/o Schroder Mutual Funds ste 8507 30 Dan Road Canton, MA 02021-2809

For initial purchases, a completed Account Application must accompany your check.

Purchases by bank wire (Direct Purchases). If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 if purchasing shares directly from a Fund, or you may also call your financial intermediary if purchasing through a financial intermediary, to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

ABA No.: 011000028
Attn: Schroder Mutual Funds
DDA No.: 9904-650-0
FBO: Account Registration
A/C: Mutual Fund Account Number
Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases (Direct Purchases). You can make regular investments of $100 or more per month or quarter in a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108 ((617) 483-5000 from outside the United States). If you purchase shares through a financial intermediary, your firm may also provide automatic purchase options. Please contact your financial intermediary for details.

Purchases through brokers and other financial institutions. You may also buy and exchange shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging shares. Please consult a representative of your financial institution for further information. Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund. R6 Shares are not generally appropriate for purchase through brokers and other financial institutions who expect to receive compensation from a Fund or Schroders.

Purchases in kind. Investors may purchase shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds' portfolio securities as of the time of the next determination of a Fund's net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States), their Schroders client representative, or other financial intermediary.

Certain payments by Schroders or its affiliates. SFA, Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing (although typically not in connection with sales of R6 Shares). In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of a Fund. See "Payments to Financial Intermediaries" below. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information. In addition, employees of Schroders who are registered representatives of SFA may be more favorably compensated in respect of sales of some Schroder Mutual Funds than others; the identity of those Schroder Mutual Funds may change from time to time in Schroders' discretion. Those employees would have a financial incentive to promote the sales of the Schroder Mutual Funds for which they are more highly compensated.

HOW TO SELL SHARES

When you may redeem. You may sell your shares back to a Fund on any day the Exchange is open either through your financial intermediary or directly to the Fund. If your shares are held in the name of a financial intermediary, you may only sell the shares through that financial intermediary. The financial intermediary may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States). Redemption requests will be priced at the net asset value next determined as of the end of the day when they are received in good order. Orders received after that time will receive the next day's net asset value. In order for you to receive a Fund's net asset value determined on any day, the Fund, BFDS, or your financial intermediary must receive your redemption request in good order before the close of trading on the Exchange (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to your financial intermediary or its designee, the request must subsequently be communicated properly to the Fund. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration, although in certain circumstances you may need to submit additional documentation to redeem your shares. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders if redemption proceeds are requested to be sent to an address or bank account other than the address or bank account on the account registration or if a redemption request is made within 30 days of a change of the account address or bank account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. In certain circumstances, you may need to submit additional documentation to redeem your shares.

Each Fund intends to pay redemption proceeds (less any applicable redemption fee) promptly and in any event within seven days after the request for redemption is received in good order. Each Fund generally sends payment for shares on the business day after a request is received, although it may not always do so. In case of emergencies, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, the applicable Fund will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

You may also redeem and exchange shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders or SFA. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

If you redeem shares through your financial intermediary, your financial intermediary is responsible for ensuring that BFDS receives your redemption request in proper form. If your financial intermediary receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your financial intermediary; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial intermediary's or your own complete wiring instructions. Your financial intermediary may charge you separately for this service.

For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund's receipt of the request, which may affect the NAV at which the request is processed.

Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund.

Involuntary redemptions. If, because of your redemptions, your account balance for any of the Funds falls below a minimum amount set by the Trustees (presently $2,000), a Trust may choose to redeem the shares in the account and pay you for them. You will receive at least 30 days' written notice before the Trust redeems such shares, and you may purchase additional shares at any time to avoid a redemption. Each Trust may also redeem shares in an account if the account holds shares of the Funds above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

Suspension. Each Trust may suspend the right of redemption of a Fund or postpone payment by a Fund during any period when: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of a Fund's net asset value not reasonably practicable.

Redemptions in kind. The Trusts may redeem shares in kind, but do not expect to do so under normal circumstances. If a Trust redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the prices of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. Schroder Capital Funds (Delaware) has agreed to redeem shares of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets attributable to the applicable share class during any 90-day period for any one shareholder. Schroder Capital Funds (Delaware) may pay any redemption proceeds exceeding this amount for either of these Funds in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. Schroder Global Series Trust and Schroder Series Trust may pay redemption proceeds in any amount with respect to each Fund that is a series thereof (Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, or Schroder Absolute Return EMD and Currency Fund) in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash.

General. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trusts generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures. In certain circumstances, you may need to submit additional documentation to redeem your shares.

Redemption fee. Each of Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by a Fund in connection with short-term trading by investors in its shares.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The Funds permit exceptions to the redemption fee policy for the following transactions:

•  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs ("wrap programs") that are initiated by the sponsor of the program as part of a periodic rebalancing or that are the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

•  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

–  where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);

–  redemptions made in connection with taking out a loan from the plan;

–  redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;

–  redemptions made as part of a systematic withdrawal plan;

–  redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;

–  redemptions made in connection with a participant's termination of employment;

–  redemptions made as part of a periodic rebalancing under an asset allocation model;

•  involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in a Fund;

•  redemptions of shares acquired through the reinvestment of dividends or distributions paid by a Fund;

•  redemptions and exchanges effected by other mutual funds or other commingled vehicles (funds of funds) that are sponsored by Schroders or its affiliates;

•  redemptions and exchanges effected by unaffiliated funds of funds, when officers of Schroders or the applicable Trust have determined that the fund in question has in place an investment strategy, coupled with adequate policies and procedures, that limit the risk of market timing and frequent trading activity affecting the Funds (see "Frequent Purchases and Redemptions of Fund Shares" below for more information);

•  to the extent a Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

•  otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Funds.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

EXCHANGES AND CONVERSIONS

You can exchange shares of a Fund for the same share class of other funds in the Schroder family of funds offered in this Prospectus at any time at their respective net asset values. An exchange of shares of Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trusts would treat the exchange as a sale of your shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder Funds available for exchange and to exchange your shares, please call (800) 464-3108. (From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trusts and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders will notify shareholders of any such change or suspension.

If you hold shares of a Fund and you are eligible to purchase a different share class, such as Investor Shares or R6 Shares, you may be eligible to convert your shares to a different share class of the same Fund without incurring a fee; SFA reserves the right to permit or reject such a conversion. In addition, each Fund may in its discretion convert shares of one class into shares of a different class of the same Fund. Please contact your financial intermediary or, for R6 shares, the Schroders' Client Service team for more information.

COST BASIS REPORTING

Upon the redemption, sale or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please visit the Funds' website at www.schroderfunds.com or contact the Funds by calling (800) 464-3108, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund, and Schroder Long Duration Investment-Grade Bond Fund declare dividends from net investment income monthly and distribute these dividends monthly. Schroder Total Return Fixed Income Fund declares dividends from net investment income daily and distributes these dividends monthly. Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund declare dividends from net investment income quarterly and distribute these dividends quarterly. Schroder Emerging Market Equity Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Absolute Return EMD and Currency Fund each declare dividends from net investment income annually and distribute these dividends annually. All Funds distribute any net realized capital gain at least annually. Each Fund reserves the right to declare dividends and make distributions more frequently in its discretion. All Funds make distributions from net capital gain after applying any available capital loss carryovers.

Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends through the date of redemption.

You can choose from four distribution options:

•  Reinvest all distributions in additional shares of your class of your Fund;

•  Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of your share class of your Fund;

•  For each Fund except Schroder North American Equity Fund, receive distributions from net investment income in additional shares of your share class of your Fund while receiving capital gain distributions in cash; or

•  Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in shares of your share class of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

If correspondence to a shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the applicable Fund(s), and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Excessive trading can hurt Fund performance, operations, and shareholders. The Board of Trustees of each of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. Each Fund discourages, and does not accommodate, frequent purchases and redemptions of the Fund's shares to the extent Schroders believes that such trading is harmful to a Fund's shareholders, although a Fund will not necessarily prevent all frequent trading in its shares. Each Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). Each Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to a Fund or its shareholders, although the Trusts and Schroders have not established any maximum amount or number of such exchanges that may occur in any period (although it is possible that an intermediary may have number limitations). Each Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Boards of Trustees of Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund have established a 2.00% redemption fee for shares of these Funds held for two months or less from their date of purchase. See "How to Sell Shares – Redemption Fee" for further information.

The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. Each Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trusts' "market timing" policies. Each Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the applicable SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Funds or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Funds, or that the Funds or Schroders will be successful in limiting or eliminating such activities.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative, recordkeeping, and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

Each Fund, except Schroder North American Equity Fund, with respect to its Advisor Shares and Investor Shares, may make payments out of the assets attributable to its Advisor Shares or its Investor Shares to a Shareholder Servicer for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such Services, and not for distribution services or expenses, in respect of that class; the amount of such payment is limited to 0.15% of a Fund's average daily net assets of the applicable share class. This payment is in addition to payments by the Funds' Advisor

Shares under their Rule 12b-1 plans; the amount paid by the Funds that relates to Services is reviewed periodically by the Trustees. SFA, the Funds' distributor, Schroders, or any of their affiliates, may from time to time, from their own assets, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.

In some cases, a financial intermediary may hold its clients' shares of the Funds in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by SFA, Schroders, or their affiliates, or by a Fund to an intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by SFA, Schroders, or their affiliates, or by a Fund to different financial intermediaries for distribution and/or shareholder services for the Funds varies. In most cases, the compensation is paid at an annual rate ranging up to 0.45% (0.00% to 0.45%) of the value of the financial intermediary's clients' investments in the Funds. In addition, SFA, Schroders, or their affiliates may also pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.

SFA or its affiliates, at their own expense and out of their own assets, also may provide other compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA").

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. A financial intermediary could also have an incentive to recommend a particular Fund or share class. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SFA and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

FISCAL YEAR END

The Funds' fiscal year ends on October 31.

TAXES

Taxation of the Funds. Each Fund has elected, or intends to elect, to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue

Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as described below). If a Fund were to fail to meet the requirements to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income at corporate rates for such year, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income.

Taxes on dividends and distributions. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends) are generally taxed as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund has held for more than one year and that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that a Fund owned for one year or less and certain other gains will be taxable as ordinary income. Distributions of investment income reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Schroder Total Return Fixed Income Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Long Duration Investment Grade Bond Fund, and Schroder Absolute Return EMD and Currency Fund do not expect a significant portion of their distributions to be derived from qualified dividend income. Schroder Broad Tax-Aware Value Bond Fund will be eligible to pay "exempt-interest dividends" for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax. Exempt-interest dividends pass through to shareholders the tax-exempt character of exempt interest earned by Schroder Broad Tax-Aware Value Bond.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

Absent a specific statutory exemption, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2014, the Funds generally were not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly reported by the Funds in a written notice to shareholders. This exemption from withholding for interest-related dividends and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014 and what the terms of such an extension would be, including whether such extension would have retroactive effect.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Taxes when you sell, redeem or exchange your shares. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in a Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

Foreign taxes. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities will be decreased. Schroder Funds that invest more than 50% of their assets in foreign securities as of the close of the taxable year may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by such Funds. In addition, investments in foreign securities may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

Foreign currency transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to shareholders.

Derivatives and certain debt obligations. A Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. Certain of a Fund's investments, including certain debt obligations and derivative contracts, may cause the Fund to recognize taxable income in excess of the cash generated by such obligations or contracts. Thus, a Fund could be required at times to liquidate other investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Funds. Please see the Funds' SAI for more detailed tax information. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Funds.

DISCLOSURES OF FUND PORTFOLIO INFORMATION

Please see the Funds' SAI for a description of the Funds' policies and procedures regarding the persons to whom the Funds or Schroders may disclose a Fund's portfolio securities positions, and under which circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights below are intended to help you understand the financial performance of each of the Funds, except Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund, for the past five years or, if more recent, since their inception. Because Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund commenced operations on June 23, 2014, financial highlights are not yet available for those Funds. The information shown for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund is that of the Predecessor Funds, except for the period of June 24, 2013 (closing of the Broad Tax-Aware Value Bond Fund Merger and Long Duration Investment-Grade Bond Fund Merger) to April 30, 2014. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions.

Effective December 19, 2014, Schroder Global Multi-Cap Equity Fund's Institutional Service Shares and Institutional Shares were reclassified as Investor Shares and R6 Shares, respectively.

For all periods through the fiscal year ended October 31, 2013, the financial highlights have been audited by PricewaterhouseCoopers LLP, independent registered public accountant to the Funds, except that information related to the period ended July 31, 2012 for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund was obtained from financial statements audited by another accounting firm. That firm's report, along with full financial statements for that period, appears in the Predecessor Funds' shareholder report for the period ended July 31, 2012.

The audited financial statements for the Funds and the related independent registered public accountant's report are contained in the respective Schroder Funds' combined Annual Report and are incorporated by reference into the Funds' SAI. The Funds' financial highlights for the period ended April 30, 2014 are unaudited and reflect all adjustments that are, in the opinion of management, of a normal and recurring nature and necessary to a fair statement of the results for the interim period. The unaudited financial statements for the Funds are contained in the respective Schroder Funds' combined Semi-Annual Report and are incorporated by reference into the Fund's SAI. Copies of the Annual Reports and Semi-Annual Reports may be obtained without charge by writing the Funds at P.O. Box 55260, Boston, Massachusetts 02205-5260, or by calling (800) 464-3108. The Schroder Funds' Annual Reports and Semi-Annual Reports are also available on the following website: www.schroderfunds.com.

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Financial Highlights

For the Six Months Ended April 30, 2014 (unaudited) and the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain	Total Distributions
Emerging Market Equity Fund
Investor Shares
2014	*	$13.76	$—	(1)(b)	$(0.68	)†	$(0.68)	$(0.12)	$—	$(0.12)
2013		12.91	0.15	(1)	0.81	†	0.96	(0.11)	—	(0.11)
2012		12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011		13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
2010		11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
2009		6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
Advisor Shares
2014	*	$13.70	$(0.01	)(1)	$(0.70	)†	$(0.71)	$(0.08)	$—	$(0.08)
2013		12.85	0.11	(1)	0.83	†	0.94	(0.09)	—	(0.09)
2012		12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011		13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
2010		11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
2009		6.97	0.05	(1)	4.30	†††	4.35	—	—	—
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2014	*	$11.36	$0.08	(1)	$(0.26)		$(0.18)	$(0.05)	$(0.33)	$(0.38)
2013	(c)	10.00	0.09	(1)	1.34		1.43	(0.07)	—	(0.07)
Advisor Shares
2014	*	$11.35	$0.07	(1)	$(0.25)		$(0.18)	$(0.04)	$(0.33)	$(0.37)
2013	(c)	10.00	0.08	(1)	1.33		1.41	(0.06)	—	(0.06)
Global Multi-Cap Equity Fund
Institutional Class Shares
2014	*	$13.17	$0.16	(1)	$0.48	†	$0.64	$(0.14)	$(0.56)	$(0.70)
2013		10.70	0.27	(1)	2.29	†	2.56	(0.09)	—	(0.09)
2012	(f)	10.07	0.24	(1)	0.75	†	0.99	(0.36)	—	(0.36)
2011	(d)(g)	10.00	0.24	(1)	(0.15	)†	0.09	(0.02)	—	(0.02)
Institutional Service Class Shares
2014	*	$13.15	$0.18	(1)	$0.47		$0.65	$(0.14)	$(0.56)	$(0.70)
2013		10.70	0.24	(1)	2.30		2.54	(0.09)	—	(0.09)
2012	(e)	10.74	0.01	(1)	(0.05)		(0.04)	—	—	—
International Alpha Fund
Investor Shares
2014	*	$12.04	$0.19	(1)	$0.22	†	$0.41	$(0.14)	$(0.10)	$(0.24)
2013		9.87	0.14	(1)	2.14	†	2.28	(0.11)	—	(0.11)
2012		9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011		10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
2010		9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
2009		6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
Advisor Shares
2014	*	$12.11	$0.17	(1)	$0.23	†	$0.40	$(0.12)	$(0.10)	$(0.22)
2013		9.93	0.17	(1)	2.09	†	2.26	(0.08)	—	(0.08)
2012		9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011		10.47	0.10	(1)	(1.02	)††	(0.92)	(0.21)	—	(0.21)
2010		8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)
2009		6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Market Equity Fund
Investor Shares
2014	*	$12.96	(4.99)%	$960,091	1.25%	1.26%	0.05%	33%
2013		13.76	7.49	841,841	1.23	1.25	1.16	47
2012		12.91	6.77	437,270	1.25	1.26	1.18	47
2011		12.29	(7.73)	234,258	1.25	1.34	1.34	69
2010		13.42	18.97	152,681	1.25	1.53	0.82	75
2009		11.34	62.38	33,479	1.25	2.61	1.34	91
Advisor Shares
2014	*	$12.91	(5.17)%	$173,691	1.50%	1.51%	(0.22)%	33%
2013		13.70	7.33	208,116	1.48	1.50	0.84	47
2012		12.85	6.57	153,283	1.50	1.51	0.81	47
2011		12.23	(7.95)	95,602	1.50	1.59	1.05	69
2010		13.36	18.60	87,577	1.50	1.81	0.64	75
2009		11.32	62.41	14,021	1.50	2.47	0.55	91
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2014	*	$10.80	(1.51)%	$21,817	1.25%	2.46%	1.49%	59%
2013	(c)	11.36	14.28	21,578	1.25	3.42	2.41	40
Advisor Shares
2014	*	$10.80	(1.55)%	$1,138	1.50%	2.71%	1.24%	59%
2013	(c)	11.35	14.11	1,136	1.50	3.67	2.16	40
Global Multi-Cap Equity Fund
Institutional Class Shares
2014	*	$13.11	5.24%	$188,065	0.70%	0.82%	2.57%	38%
2013		13.17	24.14	151,997	0.70	0.97	2.30	76
2012	(f)	10.70	10.00	78,328	0.70	1.16	2.37	94
2011	(d)(g)	10.07	0.93	66,635	0.70	1.40	2.35	90
Institutional Service Class Shares
2014	*	$13.10	5.28%	$100,094	0.80%	0.91%	2.82%	38%
2013		13.15	23.95	29,950	0.80	1.03	1.97	76
2012	(e)	10.70	(0.37)	50	0.80	1.78	0.77	94
International Alpha Fund
Investor Shares
2014	*	$12.21	3.51%	$102,289	0.95%	1.02%	3.21%	29%
2013		12.04	23.27	97,227	0.95	1.10	1.28	47
2012		9.87	6.67	65,921	1.01	1.46	1.42	63
2011		9.36	(8.87)	44,038	1.15	1.49	0.97	96
2010		10.51	18.90	46,392	1.15	1.63	0.82	101
2009		9.00	35.28	15,878	1.15	1.75	1.82	109
Advisor Shares
2014	*	$12.29	3.32%	$99,214	1.23%	1.30%	2.91%	29%
2013		12.11	22.91	101,113	1.23	1.33	1.50	47
2012		9.93	6.32	3,927	1.32	1.78	1.00	63
2011		9.34	(8.97)	4,411	1.40	1.72	0.91	96
2010		10.47	18.61	27,908	1.40	1.89	0.69	101
2009		8.97	34.84	39,418	1.40	1.99	1.49	109

Financial Highlights

For the Six Months Ended April 30, 2014 (unaudited) and the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain	Total Distributions
International Multi-Cap Value Fund
Investor Shares
2014 *	$10.21	$0.15	(1)	$0.30	†	$0.45	$(0.17)	$(0.50)	$(0.67)
2013	8.59	0.24	(1)	1.75	†	1.99	(0.37)	—	(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
Advisor Shares
2014 *	$10.22	$0.13	(1)	$0.29	†	$0.42	$(0.15)	$(0.50)	$(0.65)
2013	8.58	0.22	(1)	1.75	††	1.97	(0.33)	—	(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
North American Equity Fund
Investor Shares
2014 *	$13.57	$0.12		$0.92		$1.04	$(0.25)	$—	$(0.25)
2013	10.92	0.24		2.63		2.87	(0.22)	—	(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
Advisor Shares
2014 *	$13.51	$0.10		$0.92		$1.02	$(0.21)	$—	$(0.21)
2013	10.87	0.20		2.62		2.82	(0.18)	—	(0.18)
2012	9.73	0.15		1.10		1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
U.S. Opportunities Fund
Investor Shares
2014 *	$29.65	$(0.02	)(1)	$0.87	†	$0.85	$(0.01)	$(4.64)	$(4.65)
2013	24.20	0.01	(1)	7.36	†	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
Advisor Shares
2014 *	$29.09	$(0.06	)(1)	$0.85		$0.79	$—	$(4.64)	$(4.64)
2013	23.84	(0.04	)(1)	7.20		7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Multi-Cap Value Fund
Investor Shares
2014	*	$9.99	4.81%	$146,871	0.95%	1.23%	3.03%	34%
2013		10.21	23.84	105,501	0.95	1.43	2.58	79
2012		8.59	6.84	56,727	0.98	2.31	2.87	66
2011		8.34	(3.72)	12,245	1.15	3.60	3.14	91
2010		8.95	16.96	11,049	1.15	4.56	3.20	90
2009		7.91	48.45	9,230	1.15	5.49	3.23	140
Advisor Shares
2014	*	$9.99	4.55%	$54,054	1.30%	1.58%	2.59%	34%
2013		10.22	23.58	38,501	1.30	1.78	2.32	79
2012		8.58	6.63	9,358	1.32	2.95	2.75	66
2011		8.33	(3.90)	6,767	1.40	3.89	2.73	91
2010		8.94	16.64	2,168	1.40	4.83	2.94	90
2009		7.91	48.42	1,342	1.40	5.71	3.01	140
North American Equity Fund
Investor Shares
2014	*	$14.36	7.80%	$745,374	0.32%	0.32%	1.80%	21%
2013		13.57	26.76	693,207	0.33	0.33	1.96	31
2012		10.92	13.59	541,720	0.36	0.36	1.81	37
2011		9.76	7.70	513,589	0.37	0.37	1.63	72
2010		9.20	15.68	489,133	0.39	0.39	1.76	88
2009		8.09	10.59	375,315	0.43	0.43	2.09	85
Advisor Shares
2014	*	$14.32	7.64%	$198	0.67%	0.67%	1.46%	21%
2013		13.51	26.35	205	0.68	0.68	1.64	31
2012		10.87	13.04	191	0.71	0.71	1.46	37
2011		9.73	7.43	169	0.72	0.72	1.27	72
2010		9.17	15.27	170	0.74	0.74	1.41	88
2009		8.07	10.28	116	0.78	0.78	1.69	85
U.S. Opportunities Fund
Investor Shares
2014	*	$25.85	3.52%	$140,039	1.24%	1.24%	(0.13)%	30%
2013		29.65	33.03	143,507	1.26	1.26	0.04	74
2012		24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011		22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010		21.94	20.88	173,625	1.33	1.33	(0.52)	57
2009		18.15	14.95	162,694	1.40	1.40	(0.45)	64
Advisor Shares
2014	*	$25.24	3.36%	$1,064	1.59%	1.59%	(0.48)%	30%
2013		29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012		23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011		22.49	3.50	2,732	1.54	1.54	(0.65)	91
2010		21.73	20.66	2,957	1.58	1.58	(0.77)	57
2009		18.01	14.64	2,800	1.65	1.65	(0.71)	64

Financial Highlights

For the Six Months Ended April 30, 2014 (unaudited) and the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2014	*	$15.39	$—	(1)(b)	$0.69	†	$0.69	$(0.01)	$(3.10)	$(3.11)
2013		12.33	—	(1)(b)	3.81	†	3.81	—	(0.75)	(0.75)
2012		11.56	—	(1)(b)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011		11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010		9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
2009		7.96	—	(1)(b)	1.41	†	1.41	—	—	—
Advisor Shares
2014	*	$15.12	$(0.02	)(1)	$0.69	†	$0.67	$—	$(3.10)	$(3.10)
2013		12.15	(0.04	)(1)	3.76	†	3.72	—	(0.75)	(0.75)
2012		11.40	(0.03	)(1)	0.94	†	0.91	—	(0.16)	(0.16)
2011		11.11	—	(1)(b)	0.55	†	0.55	—	(0.26)	(0.26)
2010		9.29	(0.04	)(1)	1.86	†	1.82	—	—	—
2009		7.91	(0.04	)(1)	1.42	†	1.38	—	—	—
Broad Tax-Aware Value Bond Fund
Investor Shares
2014	*	$10.20	$0.19	(1)	$0.55		$0.74	$(0.19)	$(0.12)	$(0.31)
2013	(h)	10.03	0.10	(1)	0.17		0.27	(0.10)	—	(0.10)
2013	(i)	10.93	0.37	(1)	(0.90)		(0.53)	(0.36)	(0.01)	(0.37)
2012	(j)	10.00	0.31	(1)	0.92		1.23	(0.30)	— (2)	(0.30)
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2014	*	$10.14	$0.32	(1)	$(0.12)		$0.20	$(0.21)	$(0.04)	$(0.25)
2013	(k)	10.00	0.21	(1)	0.11		0.32	(0.18)	—	(0.18)
Advisor Shares
2014	*	$10.14	$0.32	(1)	$(0.14)		$0.18	$(0.19)	$(0.04)	$(0.23)
2013	(l)	10.00	0.20	(1)	0.11		0.31	(0.17)	—	(0.17)
Long Duration Investment-Grade Bond Fund
Investor Shares
2014	*	$9.96	$0.23	(1)	$0.58		$0.81	$(0.23)	$(0.42)	$(0.65)
2013	(h)	9.85	0.12	(1)	0.11		0.23	(0.12)	—	(0.12)
2013	(i)	11.11	0.46	(1)	(1.05)		(0.59)	(0.46)	(0.21)	(0.67)
2012	(j)	10.00	0.40	(1)	1.23		1.63	(0.40)	(0.12)	(0.52)
Total Return Fixed Income Fund
Investor Shares
2014	*	$9.97	$0.13		$0.11		$0.24	$(0.13)	$—	$(0.13)
2013		10.73	0.22		(0.34)		(0.12)	(0.23)	(0.41)	(0.64)
2012		10.33	0.26		0.53		0.79	(0.27)	(0.12)	(0.39)
2011		10.50	0.32		0.13		0.45	(0.32)	(0.30)	(0.62)
2010		10.33	0.40		0.51		0.91	(0.40)	(0.34)	(0.74)
2009		9.57	0.37		1.01		1.38	(0.38)	(0.24)	(0.62)
Advisor Shares
2014	*	$9.98	$0.12		$0.10		$0.22	$(0.11)	$—	$(0.11)
2013		10.74	0.18		(0.33)		(0.15)	(0.20)	(0.41)	(0.61)
2012		10.34	0.24		0.52		0.76	(0.24)	(0.12)	(0.36)
2011		10.51	0.29		0.13		0.42	(0.29)	(0.30)	(0.59)
2010		10.34	0.37		0.51		0.88	(0.37)	(0.34)	(0.71)
2009		9.57	0.35		1.02		1.37	(0.36)	(0.24)	(0.60)

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2014	*	$12.97	5.49%	$57,942	1.05%	1.38%	0.02%	32%
2013		15.39	32.80	67,890	1.05	1.35	0.02	72
2012		12.33	8.41	111,332	1.05	1.27	0.02	76
2011		11.56	5.21	209,199	1.05	1.25	0.21	100
2010		11.23	19.85	111,939	1.05	1.52	(0.13)	122
2009		9.37	17.71	36,103	1.05	2.32	(0.04)	75
Advisor Shares
2014	*	$12.69	5.42%	$6,322	1.30%	1.63%	(0.23)%	32%
2013		15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012		12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011		11.40	4.90	6,974	1.30	1.52	0.00	100
2010		11.11	19.59	9,793	1.30	1.77	(0.38)	122
2009		9.29	17.45	3,584	1.30	2.33	(0.40)	75
Broad Tax-Aware Value Bond Fund
Investor Shares
2014	*	$10.63	7.38%	$93,013	0.46%	0.62%	3.67%	8%
2013	(h)	10.20	2.69	95,457	0.46	0.73	3.86	8
2013	(i)	10.03	(5.05)	100,671	0.46	0.67	3.39	18
2012	(j)	10.93	12.52	105,825	0.46	0.78	3.57	43
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2014	*	$10.09	1.95%	$24,703	0.90%	1.64%	6.58%	186%
2013	(k)	10.14	3.19	24,325	0.90	2.47	5.94	76
Advisor Shares
2014	*	$10.09	1.84%	$5,177	1.15%	1.89%	6.42%	186%
2013	(l)	10.14	3.11	1,924	1.15	2.71	5.84	76
Long Duration Investment-Grade Bond Fund
Investor Shares
2014	*	$10.12	8.73%	$39,292	0.46%	0.83%	4.75%	22%
2013	(h)	9.96	2.32	44,782	0.46	1.05	4.75	20
2013	(i)	9.85	(5.68)	44,354	0.46	0.84	4.29	62
2012	(j)	11.11	16.87	49,226	0.46	0.97	4.74	66
Total Return Fixed Income Fund
Investor Shares
2014	*	$10.08	2.39%	$148,323	0.40%	0.53%	2.50%	177%
2013		9.97	(1.23)	141,390	0.40	0.59	2.09	388
2012		10.73	7.79	91,809	0.40	0.75	2.27	524
2011		10.33	4.60	84,038	0.40	0.68	2.96	473
2010		10.50	9.09	122,861	0.40	0.61	3.69	452
2009		10.33	14.79	158,900	0.40	0.72	3.68	590
Advisor Shares
2014	*	$10.09	2.26%	$3,055	0.65%	0.78%	2.24%	177%
2013		9.98	(1.47)	3,699	0.65	0.86	1.83	388
2012		10.74	7.52	4,346	0.65	1.03	2.00	524
2011		10.34	4.34	2,519	0.65	0.94	2.71	473
2010		10.51	8.82	4,118	0.65	0.87	3.47	452
2009		10.34	14.61	6,952	0.65	0.98	3.39	590

Financial Highlights

For the Six Months Ended April 30, 2014 (unaudited) and the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain	Total Distributions
Absolute Return EMD and Currency Fund
Investor Shares
2014	*	$10.30	$0.07	(1)	$0.08	$0.15	$(0.05)	$(0.14)	$(0.19)
2013		10.03	0.07	(1)	0.32	0.39	(0.12)	—	(0.12)
2012	(l)	10.00	0.10	(1)	(0.07)	0.03	—	—	—
Advisor Shares
2014	*	$10.26	$0.06	(1)	$0.09	$0.15	$(0.04)	$(0.14)	$(0.18)
2013		10.01	0.04	(1)	0.32	0.36	(0.11)	—	(0.11)
2012	(l)	10.00	0.08	(1)	(0.07)	0.01	—	—	—

		Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Absolute Return EMD and Currency Fund
Investor Shares
2014	*	$10.26	1.52%	$159,700	1.15%	1.17%	1.47%	41%
2013		10.30	3.90	121,402	1.15	1.29	0.71	103
2012	(l)	10.03	0.30	71,561	1.15	1.72	1.12	62
Advisor Shares
2014	*	$10.23	1.47%	$72,844	1.40%	1.42%	1.26%	41%
2013		10.26	3.57	43,814	1.40	1.51	0.41	103
2012	(l)	10.01	0.10	7,055	1.40	2.00	0.92	62

*  For the six months ended April 30, 2014 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover.

†  Includes redemption fees. Amount was less than $0.01 per share.

†  Includes redemption fees. Amount was less than $0.01 per share.

††  Includes redemption fees of $0.01 per share.

†††  Includes redemption fees of $0.02 per share.

(1)  Per share net investment income (loss) calculated using average shares.

(2)  Amount was less than $0.01 per share.

(a)  Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown. Total return calculations for a period of less than one year are not annualized.

(b)  Amount was less than $0.01 per share.

(c)  Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)  Commenced operations on November 9, 2010. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(e)  Commenced operations on September 28, 2012. All ratios for the period have been annualized, except for the Total Return.

(f)  Per share amounts have been adjusted for a 10 for 1 share split on September 17, 2012.

(g)  Per share amounts have been restated for a 10 for 1 share split on September 17, 2012.

(h)  August 1, 2013 to October 31, 2013.

(i)  For the year ended July 31, 2013.

(j)  Fund commenced investment activities on October 3, 2011. Financial Highlights are for the period October 3, 2011 to July 31, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(k)  Fund commenced investment activities on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(l)  Fund commenced investment activities on December 15, 2011. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

INVESTMENT ADVISER

Schroder Investment Management North America Inc.
875 Third Avenue
New York, New York 10022

INVESTMENT SUB-ADVISER
SCHRODER EMERGING MARKET EQUITY FUND, SCHRODER EMERGING MARKETS MULTI-CAP
EQUITY FUND, SCHRODER GLOBAL MULTI-ASSET INCOME FUND, SCHRODER GLOBAL MULTI-CAP EQUITY FUND, SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER INTERNATIONAL
MULTI-CAP VALUE FUND, SCHRODER NORTH AMERICAN EQUITY FUND, SCHRODER GLOBAL
STRATEGIC BOND FUND, AND SCHRODER ABSOLUTE RETURN EMD AND CURRENCY FUND

Schroder Investment Management North America Limited
31 Gresham Street
London EC2V 7QA

ADMINISTRATOR
ALL FUNDS EXCEPT SCHRODER NORTH AMERICAN EQUITY FUND

SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR
SCHRODER NORTH AMERICAN EQUITY FUND

Schroder Fund Advisors LLC
875 Third Avenue
New York, New York 10022

SUB-ADMINISTRATOR
SCHRODER INTERNATIONAL ALPHA FUND, SCHRODER GLOBAL MULTI-CAP EQUITY FUND, SCHRODER NORTH AMERICAN EQUITY FUND, AND SCHRODER U.S. OPPORTUNITIES FUND

SEI Investments Global Funds Services
1 Freedom Valley Drive
Oaks, Pennsylvania 19456

CUSTODIAN

J.P. Morgan Chase Bank
270 Park Avenue
New York, New York 10017

DISTRIBUTOR

Schroder Fund Advisors LLC
875 Third Avenue
New York, New York 10022

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

COUNSEL

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)

Schroder International Alpha Fund
Schroder U.S. Opportunities Fund

SCHRODER SERIES TRUST

Schroder Emerging Market Equity Fund
Schroder Emerging Markets Multi-Cap Equity Fund
Schroder International Multi-Cap Value Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder Global Multi-Asset Income Fund
Schroder Broad Tax-Aware Value Bond Fund
Schroder Emerging Markets Multi-Sector Bond Fund
Schroder Global Strategic Bond Fund
Schroder Long Duration Investment-Grade Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Absolute Return EMD and Currency Fund

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund
Schroder Global Multi-Cap Equity Fund

The Funds have a Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders that contain additional information about the Funds. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The SAI and the financial statements included in the Funds' most recent annual reports and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds. The Funds' SAI, annual reports and semi-annual reports are also available on the following website: www.schroderfunds.com.

You may review and copy information about each Fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-551-8090 for information about the operation of the public reference room. You may also access reports and other information about each Fund on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trusts' file number under the Investment Company Act, which are set forth below.

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST

875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-1911 – Schroder Capital Funds (Delaware)
File No. 811-7840 – Schroder Series Trust
File No. 811-21364 – Schroder Global Series Trust

  PRO-FUNDS

SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Global Multi-Cap Equity Fund

Schroder International Alpha Fund

Schroder International Multi-Cap Value Fund

Schroder North American Equity Fund

Schroder U.S. Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Global Multi-Asset Income Fund

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder Global Strategic Bond Fund

Schroder Long Duration Investment Grade Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

(the “Funds”)

FORM N-1A

PART B

December 19, 2014

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when accompanied or preceded by a prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to shares of the various Funds listed above. The shares are offered through a Prospectus, dated December 19, 2014, as amended or supplemented from time to time (the “Prospectus”). This SAI contains information that may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Funds at (800) 464-3108. From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.

Certain disclosure has been incorporated by reference into this SAI from the Trusts’ most recent annual report and semi-annual report. For a free copy of the annual report, please call (800) 464-3108.

Schroder Emerging Market Equity Fund

Advisor Shares	SEMVX
Investor Shares	SEMNX
R6 Shares	SEMTX

Schroder Emerging Markets Multi-Cap Equity Fund

Advisor Shares	SMEVX
Investor Shares	SMENX
R6 Shares	SMETX

Schroder Global Multi-Cap Equity Fund

Advisor Shares	SQQVX
Investor Shares	SQQJX
R6 Shares	SQQIX

Schroder International Alpha Fund

Advisor Shares	SCVEX
Investor Shares	SCIEX
R6 Shares	SCIJX

Schroder International Multi-Cap Value Fund

Advisor Shares	SIDVX
Investor Shares	SIDNX
R6 Shares	SIDRX

Schroder North American Equity Fund

Advisor Shares	SNAVX
Investor Shares	SNAEX

Schroder U.S. Opportunities Fund

Advisor Shares	SCUVX
Investor Shares	SCUIX

Schroder U.S. Small and Mid Cap Opportunities Fund

Advisor Shares	SMDVX
Investor Shares	SMDIX
R6 Shares	SMDRX

Schroder Global Multi-Asset Income Fund

Advisor Shares	SGMVX
Investor Shares	SGMNX
R6 Shares	SMGRX

Schroder Broad Tax-Aware Value Bond Fund

Advisor Shares	STWVX
Investor Shares	STWTX

Schroder Emerging Markets Multi-Sector Bond Fund

Advisor Shares	SMSVX
Investor Shares	SMSNX
R6 Shares	SMSRX

Schroder Global Strategic Bond Fund

Advisor Shares	SGBVX
Investor Shares	SGBNX
R6 Shares	SGBJX

Schroder Long Duration Investment-Grade Bond Fund

Investor Shares	STWTX

Schroder Total Return Fixed Income Fund

Advisor Shares	SBBVX
Investor Shares	SBBIX

Schroder Absolute Return EMD and Currency Fund

Advisor Shares	SARVX
Investor Shares	SARNX
R6 Shares	SARRX

Table of Contents

TRUST HISTORIES	1
FUND CLASSIFICATION	1
CAPITALIZATION AND SHARE CLASSES	2
ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	3
NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS	24
INVESTMENT RESTRICTIONS	27
DISCLOSURE OF PORTFOLIO HOLDINGS	32
MANAGEMENT OF THE TRUSTS	34
SCHRODERS AND ITS AFFILIATES	42
PORTFOLIO MANAGERS	43
MANAGEMENT CONTRACTS/INVESTMENT ADVISORY AGREEMENTS	49
ADMINISTRATIVE SERVICES	54
DISTRIBUTOR; DISTRIBUTION PLAN	55
BROKERAGE ALLOCATION AND OTHER PRACTICES	57
DETERMINATION OF NET ASSET VALUE	59
REDEMPTION OF SHARES	61
ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	61
TAXES	62
PRINCIPAL HOLDERS OF SECURITIES	71
CUSTODIAN	71
LINE OF CREDIT	71
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	71
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
CODE OF ETHICS	71
PROXY VOTING POLICIES AND PROCEDURES	71
LEGAL COUNSEL	71
SHAREHOLDER LIABILITY	71
FINANCIAL STATEMENTS	72
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORIES

This Statement of Additional Information (“SAI”) describes fifteen mutual funds (each, a “Fund” and collectively, the “Funds”) offered by Schroder Capital Funds (Delaware), Schroder Series Trust or Schroder Global Series Trust (each, a “Trust” and collectively, the “Trusts”).

Schroder Capital Funds (Delaware) was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc., and reorganized as a Delaware business trust organized under the laws of the State of Delaware on January 9, 1996. Schroder Capital Funds (Delaware) is governed by a Trust Instrument (the “Trust Instrument”) and under Delaware law. Schroder Capital Funds (Delaware) currently comprises two publicly offered series, Schroder International Alpha Fund and Schroder U.S. Opportunities Fund.

Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust’s Agreement and Declaration of Trust, as amended (the “Schroder Series Trust Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Schroder Series Trust currently comprises eleven series, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Absolute Return EMD and Currency Fund.

Schroder Global Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 27, 2003. The Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Schroder Global Series Trust Declaration of Trust” and, collectively with the Schroder Series Trust Declaration of Trust, the “Declarations of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Schroder Global Series Trust currently comprises two publicly offered series, Schroder Global Multi-Cap Equity Fund and Schroder North American Equity Fund.

Schroder Investment Management North America Inc. (“Schroders”) serves as investment manager to the Funds. Schroder Investment Management North America Limited (“SIMNA Ltd.”) serves as investment sub-adviser to Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Global Strategic Bond Fund and Schroder Absolute Return EMD and Currency Fund.

STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund, each a series of The Advisors’ Inner Circle Fund II (the “Predecessor Funds”), merged into Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund, respectively, on June 24, 2013 pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the “Fund Mergers”); neither of the Schroder Funds had any investment operations prior to the Fund Mergers. The Predecessor Funds had been advised by STW Fixed Income Management LLC (“STW”) since their inception on October 3, 2011, and on April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroders, acquired all outstanding interests in STW. Because the Schroder Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, the Predecessor Funds are treated as the survivors of the Fund Mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund for periods prior to June 24, 2013 is that of the Predecessor Funds. Commencing on the date of the Fund Mergers, Schroders served as investment manager to the Funds and STW served as sub-adviser to the Funds. Effective October 11, 2013, Schroders assumed sole responsibility for the day-to-day management of the Funds, and STW no longer served as sub-adviser to the Funds.

FUND CLASSIFICATION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”).

Each of the Funds other than Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund and Schroder Absolute Return EMD and Currency Fund is a “diversified” investment company under the Investment Company Act, which means that with respect to 75% of a Fund’s total assets (i) that Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer and

(ii) that Fund may not invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (these limitations do not apply to investments in U.S. Government securities or securities of other investment companies). No diversified fund is subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer’s securities declines.

Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund and Schroder Absolute Return EMD and Currency Fund are “non-diversified” investment companies under the Investment Company Act. The Investment Company Act does not generally limit the amount of Fund assets these Funds may invest in the securities of any one issuer. As a result, a decline in the market value of a particular security held by Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund or Schroder Absolute Return EMD and Currency Fund may affect such Fund’s value more than if the Fund were a diversified investment company.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company (a “RIC”), a Fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of a Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 50% of a Fund’s total assets can consist of the securities of as few as two issuers (so long as no issuer’s securities comprise more than 25% of such Fund).

These policies may not be changed without the vote of a “majority of the outstanding voting securities” (as defined below in “Investment Restrictions”) of the relevant Fund.

CAPITALIZATION AND SHARE CLASSES

Each Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.  The shares of Schroder Long Duration Investment-Grade Bond Fund currently have one class, Investor Shares.  The shares of Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund and Schroder Total Return Fixed Income Fund currently have two classes, Investor Shares and Advisor Shares. The shares of Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, and Schroder Absolute Return EMD and Currency Fund and currently have three classes, Investor Shares, Advisor Shares and R6 Shares.  Effective December 19, 2014, Schroder Global Multi-Cap Equity Fund’s Institutional Service Shares and Institutional Shares were reclassified as Investor Shares and R6 Shares, respectively (the “Reclassification”).

Only Advisor Shares are currently subject to distribution fees, so that the performance of a Fund’s Investor Shares and R6 Shares will normally be more favorable than that of a Fund’s Advisor Shares, as applicable. Generally, expenses and liabilities particular to a class of a Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. A Fund may suspend the sale of shares at any time.

Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund of each of the Trusts or class of shares on matters affecting a particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trusts are not required to hold annual meetings of their shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in each Trust’s Declaration of Trust or Trust Instrument, as applicable. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by each Trust as approved by the Trustees of that Trust, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares. Because Advisor Shares, Investor Shares and R6 Shares are subject to different expenses, a Fund’s dividends and other distributions will normally differ among the three classes.

ADDITIONAL INFORMATION CONCERNING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

The following discussion provides additional information concerning the Funds’ principal investment strategies and the principal risks of the Funds described in the Prospectus. Because the following is a combined description of investment strategies, investments, and risks for the Funds, certain strategies, investments or risks described below may not apply to your Fund. However, unless a strategy or investment described below is specifically prohibited by a Fund’s investment restrictions as set forth in the Prospectus or under “Investment Restrictions” in this SAI, a Fund may engage in any of the strategies or make any of the investments described below (either as a principal or a non-principal strategy or investment). Subject to the foregoing, the Funds may engage in any of the investment strategies or purchase any of the investments described below directly, through its investment in one or more other investment companies, or through hybrid instruments, structured investments, or other derivatives, described below.

Equity Securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in a Fund may at times decrease instead of increase.

Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Smaller Company Equity Securities. Investments in equity securities of companies with small market capitalizations may involve greater risk than is usually associated with larger, more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. Therefore, to the extent a Fund invests in securities with small market capitalizations, the net asset value of the Fund may fluctuate more widely than market averages.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to holders of other stocks such as common stocks, dividends at a specified rate and a fixed share of proceeds resulting from a liquidation of the company. Preferred stock, unlike common stock, generally has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be “cumulative” or “non-cumulative.” “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid to preferred stockholders before dividends can be paid on the issuer’s common stock. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend that exceeds the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

A company’s preferred stock generally pays a dividend only after the company makes required payments to holders of its bonds and other debt. In addition, the rights of preferred stock on distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights of holders of the company’s bonds or other creditors. As a result, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of small companies may be more vulnerable to adverse developments than those of larger companies.

Certain Derivative Instruments. Derivative instruments are financial instruments whose values depend upon, or are derived from, the value of an underlying asset, such as a security, index or currency. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates when distributed to them. Investments in derivatives may be applied toward meeting a Fund’s requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The counterparties to the Funds’ derivatives transactions may not be considered the issuers of securities for certain purposes of the 1940 Act and the Code. The Funds’ adviser will monitor the Funds’ credit risk exposure to derivative counterparties to prevent excess concentration to any one counterparty.

A Fund may use “derivatives” strategies for hedging purposes or, to the extent permitted by applicable law, otherwise to increase its current return. A Fund may also use derivatives to gain exposure to securities or market sectors as a substitute for cash investments or pending the sale of securities by the Fund and reinvestment of the proceeds. For example, a Fund may seek to obtain market exposure to the securities in which it may invest by entering into forward contracts or similar arrangements to purchase those securities in the future. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, described in the Prospectus and in this SAI.

Options. A Fund may purchase and sell put and call options on its portfolio securities to protect against changes in market prices and for other purposes.

Call options. A Fund may write call options on its portfolio securities for various purposes, including without limitation to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such transactions may also be used as a limited form of hedging against a decline in the price of securities owned by a Fund. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited.

In return for the premium received when it writes a call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to realize a profit on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security or protect a security from being called in an unexpected market rise.

Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, are able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S. A Fund may be required to deposit margin directly with a foreign broker or clearinghouse related to its option activities.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroders may be considered such a group. These position limits may restrict the Funds’ ability to purchase or sell options on particular securities.

A Fund may purchase and sell options in the over-the-counter markets. Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

Government regulations, particularly the requirements for qualification as a RIC under the Code, may also restrict a Trust’s use of options.

Futures Contracts. A Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when that Fund enters into or terminates a futures contract, that Fund may realize a gain or loss.

Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities — assuming a “long” position — the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities — assuming a “short” position — it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Trusts’ fair value committee, reflect the fair value of the contract, in which case the positions will be fair valued by the Trustees or the fair value committee.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders’ judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on securities seeks to establish more certainty with respect to the effective rate of return on portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on securities. This would be done, for example, when a Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

A Fund may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage (increase or decrease) its exposure to interest rate risk.

Successful use by a Fund of futures contracts on securities is subject to Schroders’ ability to predict correctly movements in the direction of the security’s price and factors affecting markets for securities. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. See “Margin Payments” below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Index Futures Contracts and Options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, a Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

In order to hedge a Fund’s investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders’ judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, a Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian or with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. For example, the ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund’s securities that are the subject of a hedge. Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroders’ ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund’s ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund’s ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivative transactions entered into by the Fund.

The Funds are sponsored by Schroders which is registered with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” and “commodity trading advisor” under the Commodity Exchange Act (“CEA”).  Schroder Global Strategic Bond Fund is a commodity pool under the CEA and Schroders is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to Schroder Global Strategic Bond Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to Schroder Global Strategic Bond Fund. Compliance with the CFTC’s regulatory requirements could increase Schroder Global Strategic Bond Fund’s expenses, adversely affecting its total return.

With respect to all Funds except for the Schroder Global Strategic Bond Fund (each an “Exempt Fund” and collectively, the “Exempt Funds”), pursuant to CFTC Rule 4.5, Schroders has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, Schroders, with respect to the Exempt Funds, is not subject to registration or regulation as a “commodity pool operator” under the CEA.  To remain eligible for the exclusion under CFTC Rule 4.5, an Exempt Fund will be limited in its ability to use certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures.  In the event an Exempt Fund’s investments in commodity interests exceed a certain threshold, Schroders may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Exempt Fund.  An Exempt Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in commodity interests, the purposes of such investments and the manner in which the Exempt Fund holds out its use of commodity interests.  For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.  In the event an Exempt Fund becomes unable to rely on the exclusion in Rule 4.5 and Schroders is required to register with the CFTC as a commodity pool operator with respect to the Exempt Fund, the Exempt Fund’s expenses may increase.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions the Funds may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that different clients managed by Schroders and its affiliates may be aggregated for this purpose. Therefore it is possible that in the future the trading decisions of Schroders may have to be modified and that positions held by the Funds may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Funds.

Short Sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

Asset Segregation and Coverage. A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Foreign Investments. Foreign investments include securities principally traded in foreign markets, Eurodollar certificates of deposit, and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments, which could affect the values of investments in those countries. Companies in some foreign countries may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government. Investments in such companies may subject a Fund to the risk that these companies’ reputation and price in the market will be adversely affected. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to foreign securities.

Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders. In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by a Fund.

Emerging Market Securities. Emerging market securities are securities of companies determined by Schroders to be “emerging market” issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies or instrumentalities. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due. Prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. Holders of sovereign debt obligations may find it difficult or impossible to enforce their rights against the issuer.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Hedging Transactions. A Fund may engage in both “transaction hedging” and “position hedging.” When a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of that Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Special tax considerations apply to transactions in debt securities denominated in foreign currencies, foreign currency forward contracts (see below) and certain other foreign currency positions, which may affect the timing, amount and character of distributions to shareholders.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

Convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the holder may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

Investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to that Fund.

Warrants to Purchase Securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

Index-linked warrants are put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The risks of using index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the holder’s ability to exercise the warrants at such time, or in such quantities, as it would otherwise wish to do.

Synthetic warrants are proprietary instruments, issued by financial institutions. The price, performance and liquidity of such warrants will generally fluctuate more than those of the underlying securities because of the greater volatility of the warrants market. In addition as the issuer of a synthetic warrant is different from that of the underlying security, it is subject to the additional risk that the issuer of the synthetic warrant will be unwilling or unable to perform its obligations under the transactions which may result in a loss to the investor.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”) include equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from registration under the 1940 Act. The values of a Fund’s investments in REITs may be adversely affected by a general decline in equity or other financial markets.

Investments in Pooled Vehicles. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle, and, in general, subjects it to a pro rata portion of the other pooled vehicle’s fees and expenses. Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or purchased in the secondary market. SPDRs and iShares are listed on the New York Stock Exchange. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representation regarding the advisability of investing in the Fund.) The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Depositary Receipts. These may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. A Fund may enter into forward currency contracts and purchase currencies on a spot basis to reduce currency risk; however, currency hedging involves costs and may not be effective in all cases.

Swap Agreements. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner Schroders might otherwise choose.

Hybrid Instruments. These instruments considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, or other referenced assets, depending on the nature of the investment. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Equity-Linked Notes. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate.

There are risks associated with investment in equity-linked notes. The return on a note is based on the performance of a designated stock, a basket of stocks or an equity index, and in a period of underperformance, the Fund may lose some or all of its investment in the note. The maximum return on a note may be limited to a specified amount, so even if the investment manager’s view of the underlying stock(s) or index is correct, the gain may be limited. There is no guarantee that a specific, or any, return or yield on an investment will be made. There is also the possibility that a note issuer may default on its obligations under the note.

Illiquid Securities. Illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels—rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be highly volatile and some inverse floaters may be “leveraged,” resulting in increased risk and potential volatility. A Fund may use inverse floaters for hedging or investment purposes. Use of inverse floaters other than for hedging purposes may be considered speculative.

Over-the-Counter Securities. Over-the-counter securities are not traded on a recognized securities exchange. They may be more difficult to sell under some market conditions than securities traded on exchanges. As described below under “Determination of Net Asset Value,” unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. Market quotations may not be readily available for all over-the-counter securities. If a Fund is not able to sell such securities at a price at which such Fund has valued the securities for purposes of calculating its net asset value, such Fund’s net asset value will decrease.

When-Issued Securities. Debt securities are often issued on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund may intend actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trusts and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund is required to accrue income on these securities, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell investments, including when it may not be advisable to do so, to make required income distributions under U.S. federal income tax laws.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons that have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Fixed Income Securities. Generally, the adviser or sub-adviser, as applicable, uses the terms debt security, debt obligation, bond, and fixed-income instrument interchangeably, and regards them to mean a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, bond, and fixed-income instrument are interpreted broadly by the adviser or sub-adviser, as applicable, as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed-income instruments are developed, the adviser or sub-adviser, as applicable, may invest in those opportunities for a Fund as well.

Fixed-income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed-income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed-income securities may be fixed, floating, or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Fixed-income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed-income security or the issuer of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed-income securities. Fluctuations in the values of a Fund’s investments in fixed-income securities will cause the net asset value of each class of the Fund to fluctuate also.

Duration is an estimate of how much a bond Fund’s share price will fluctuate in response to a change in interest rates. If interest rates rise by one percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the share price of the Fund representing a portfolio of debt securities with an average duration of five years would be expected to rise by about 5%. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond — that is, one with no coupon or sinking-fund payments — has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

A Fund may invest in variable- or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Fund’s investment in certain of these securities may depend on the Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Lower-Rated Securities, Unrated Securities, and Securities in Default. A Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). A Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Service (“Standard & Poor’s”) (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s assets. Conversely, during periods of rising interest rates, the value of a Fund’s assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a portion of a Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by Schroders or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. In addition, a Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Zero-coupon bonds are issued at a significant discount for their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on Schroders’ investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Mortgage Related and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return its adviser expected.

The types of mortgages underlying securities held by the Funds may differ and may be affected differently by market factors. For example, a Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

If a Fund purchases mortgage-backed and asset-backed securities that are ‘subordinated’ to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called ‘subprime’ mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

CMOs and CMO residuals may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs and CMO residuals may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs and CMO residuals represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

In the case of CMO residuals, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See below with respect to stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for mortgage-backed securities, particularly stripped mortgage-backed securities, or those comprised of subprime mortgages (mortgages rated below A, or its equivalent, by Standard & Poor’s, Moody’s or Fitch Investors Service, Inc. (“Fitch”)) may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Initial Public Offerings. A Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds advised by the Adviser to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will be available to the Funds or improve the Fund’s performance.

Bank Loans and Other Floating Rate Loans. By purchasing a bank loan, the holder acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The ability of a holder of a bank loan to receive payments of principal and interest and other amounts in connection with a loan held by it will depend primarily on the financial condition of the borrower. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting a loan, however, Schroders would not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Schroders’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loans are not generally rated by independent credit rating agencies, a decision to invest in a particular loan will depend almost exclusively on Schroders’, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans.

Loans may be structured in different forms, including novations, assignments and loan participations. In a novation, the purchaser assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The purchaser assumes the position of a co-lender with other syndicate members. As an alternative, the purchaser may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the purchaser may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The purchaser may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The purchaser may also acquire a loan directly by acting as a member of the original lending syndicate.

The purchaser will in many cases be required to rely upon the lending institution from which it purchases the loan, or through which it participates in a loan, to collect and pass on to it such payments and to enforce its rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the purchaser from receiving principal, interest and other amounts with respect to the underlying loan. If the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loans available for purchase will represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a purchaser may be unable to sell a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain loans may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the holder would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan. Certain of the loans acquired by the Fund may also involve loans made in foreign currencies. A Fund’s investment in such loans would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the a Fund’s portfolio. Possession of such information may in some instances occur despite Schroders’ efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders’ ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Schroders’ ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time. Possession of material, non-public information, by Schroders related to its investment activities for one Fund may limit its ability to buy or sell investments in the same or a related issuer for another Fund.

In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, Schroders may owe conflicting duties to the Fund and other client accounts. Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders’ client accounts collectively held only a single category of the issuer’s securities.

Short-Term Investments. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the investments held by the Funds.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities.

Forward Commitments. A Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

A Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Floating Rate and Variable Rate Demand Notes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Municipal Bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service (“IRS”) or a state tax authority could make the income from some of these obligations taxable.

Short-term municipal bonds are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

Certain types of “private activity” bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term municipal bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute municipal bonds, although current federal tax laws place substantial limitations on the size of such issues.

Participation interests. A Fund may invest in municipal bonds either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal bonds, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal bonds will be exempt from federal income tax to the same extent as interest on the municipal bonds. A Fund may also invest in municipal bonds by purchasing from banks participation interests in all or part of specific holdings of municipal bonds. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the purchaser in connection with the arrangement.

Stand-by commitments. A purchaser of municipal bonds may have the ability to acquire stand-by commitments from banks and broker-dealers with respect to those municipal bonds. A stand-by commitment may be considered a security independent of the municipal bond to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal bond to a third party at any time. It is expected that stand-by commitments generally will be available without the payment of direct or indirect consideration. It is not expected that a Fund would assign any value to stand-by commitments.

Yields. The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of municipal bonds or changes in the investment objectives of investors. Subsequent to purchase, an issue of municipal bonds or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but Schroders will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

“Moral obligation” bonds. A Fund does not currently intend to invest in so-called “moral obligation” bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by a Fund.

Municipal leases. Lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the purchaser’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which a Fund may invest, including municipal bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of municipal bonds. Further proposals limiting the issuance of municipal bonds may well be introduced in the future. If it appeared that the availability of municipal bonds for investment by a Fund and the value of a Fund’s portfolio could be materially affected by such changes in law, the Trustees would reevaluate its investment objective and policies and consider changes in the structure of a Fund or its dissolution.

General Considerations Relating to State Specific Municipal Securities. With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trusts cannot predict what legislation, if any, may be proposed in the State’s legislature in regards to the State’s personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the State’s municipal securities for investment by a Fund and the value of a Fund’s investments.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

Private Placements and Restricted Securities. While private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. If no qualified institutional buyers are interested in purchasing the securities, then a Fund may not be able to sell such securities. Privately placed and restricted securities may be considered illiquid by a Fund.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Schroders believes it advisable to do so or may be able to sell such securities only at prices significantly lower than if such securities were freely tradable.

The absence of a trading market can make it difficult to ascertain a market value for privately placed or restricted securities, and their values may be highly volatile. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Loans of Fund Portfolio Securities. A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While a Fund may loan portfolio securities with an aggregate market value of up to one third of the Fund’s total assets at any time, entering into securities loans is not a principal strategy of any Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Funds. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, and the risk of loss on the investment of any cash collateralized loan. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund. The Funds do not currently expect to engage in securities lending.

Master Limited Partnerships. Certain of the Funds may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

A Fund’s investments in MLPs may be limited by the Fund’s intention to qualify as a RIC for U.S. federal income tax purposes, and special tax considerations may apply. See “Taxes” below for more information.

Repurchase Agreements. A Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is each of the Trusts’ present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other investment grade short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

Reverse Repurchase Agreements. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the repurchase, the Fund will continue to receive principal and interest payments on the securities sold. The market value of securities sold under a reverse repurchase agreement is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements involve the risk that the buyer of the securities might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the securities from the buyer, and its use of the proceeds of the reverse repurchase agreement may be limited.

A reverse repurchase agreement is similar to a secured borrowing by a Fund and creates investment leverage. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. A Fund may enter into reverse repurchase agreements without limit, subject to applicable law and to any limits on borrowing by a Fund at the time in question. See “Investment Restrictions.”

Temporary Defensive Strategies. As described in the Prospectus, Schroders may at times judge that conditions in the securities markets make pursuing a Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund’s assets. In implementing these “defensive” strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and a Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that a Fund may not achieve its investment objective.

Portfolio Turnover. A Fund’s turnover rate is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.  The change in the portfolio turnover rate for Schroder Emerging Markets Multi-Sector Bond Fund (76% for fiscal year 2013 compared to 380% for fiscal year 2014) was generally the result of active trading strategies employed by the Fund’s portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.

Service Providers. The Funds may be subject to credit risk with respect to the custodian. In the event of the custodian’s bankruptcy, even if the Funds’ custodian does have sufficient assets to meet all claims, there could be a delay before a Fund receives assets to satisfy their claims. In addition, in the event of the bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements.

INVESTMENT RESTRICTIONS

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Global Multi-Cap Equity Fund

Schroder International Multi-Cap Value Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

Fundamental Policies:

As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of that Fund, each of these Funds may not:

1.             Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2.             Borrow money, except to the extent permitted by applicable law from time to time, and for purposes of each of the Funds except Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad-Tax Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Long Duration Investment-Grade Bond Fund and Schroder Absolute Return EMD and Currency Fund, purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

Note:  The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff.  The Funds may engage in reverse repurchase agreements without limit, subject to applicable law.

3.             Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

4.             With respect to each of these Funds except Schroder Absolute Return EMD and Currency Fund, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Note:  Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

5.             With respect to Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Cap Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Long Duration Investment-Grade Bond Fund and Schroder Total Return Fixed Income Fund, purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.

6(a).        With respect to Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund, make loans, including to affiliated investment companies, except to the extent permitted by applicable law from time to time.

6(b).        With respect to each of the other Funds, make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities.

7(a).        With respect to Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Absolute Return EMD and Currency Fund, purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities.

7(b).        With respect to Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund, purchase or sell commodities or commodity contracts, except to the extent permitted by applicable law from time to time.

7(c).        With respect to each of the other Funds, purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this SAI from time to time.

Note: For purposes of restriction 7, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

8.             Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities that are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts.  (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

9.             With respect to Schroder Absolute Return EMD and Currency Fund, purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

Note:  A Fund may be seen to have “concentrated” its investments in an industry if it has invested more than 25% of the value of its total assets in that industry.

Schroder International Alpha Fund

Schroder North American Equity Fund

Fundamental Policies:

As fundamental investment policies, which may only be changed with approval of the holders of a majority of the outstanding voting securities of the Fund, each of these Funds may not:

1.             As to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

2.             As to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

3.             Invest 25% or more of the value of its total assets in any one industry.

4.             Borrow money, except to the extent permitted by applicable law.

Note:  The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

5.             Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

6.             Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan).

7.             Invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

Note: For purposes of restriction 7, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

8.             Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

9.             Issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see restriction 4, above). A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

Schroder U.S. Opportunities Fund

Fundamental Policies:

As fundamental investment policies, which may only be changed with approval of the holders of a majority of the outstanding voting securities of the Fund, this Fund may not:

1.             Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund’s total assets (computed immediately after the borrowing).

2.             Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

3.             Invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

Note: For purposes of restriction 3, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

4.             Purchase or write puts or calls except as permitted by any of its other fundamental policies.

5.             Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund’s investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

6.             Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

7.             Issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see restriction 1, above). A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

8.             Purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.

Schroder Global Multi-Asset Income Fund

Schroder Global Strategic Bond Fund

Fundamental Policies:

The following fundamental investment restrictions may only be changed with approval by the holders of a “majority of the outstanding voting securities” of each Fund (as defined in the Investment Company Act):

1.             Each Fund may issue senior securities to the extent consistent with applicable law from time to time.

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

2.             Each Fund may borrow money to the extent permitted by applicable law from time to time.

Note:  The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff.  The Funds may engage in reverse repurchase agreements without limit, subject to applicable law.

3.             A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.             Schroder Global Multi-Asset Income Fund may not, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Note:  Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

5.             A Fund may not purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of a Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.

6.             Each Fund may make loans to the extent consistent with applicable law from time to time.

7.             Each Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

8.             A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Global Multi-Asset Income Fund

Schroder Global Multi-Cap Equity Fund

Schroder International Multi-Cap Value Fund

Schroder North American Equity Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder Global Strategic Bond Fund

Schroder Long Duration Investment-Grade Bond Fund

Schroder Total Return Fixed Income Fund

Schroder Absolute Return EMD and Currency Fund

Non-Fundamental Policies:

1.             It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

2(a).        With respect to each of the Funds except Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund, as a matter of non-fundamental policy, each of these Funds may not purchase securities when outstanding borrowings exceed 5% of the Fund’s total assets.

2(b).        With respect to Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, and Schroder Absolute Return EMD and Currency Fund, the Funds will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of their total assets.

3.             Each of Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time, although each Fund does not normally invest substantially in short sales.

4.             With respect to each of the Funds except Schroder Global Multi-Cap Equity Fund, each of these Funds may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

5.             As a non-fundamental policy, each of Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund will not invest in other companies for the purpose of exercising control of those companies.

Except as otherwise specifically provided in this SAI, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If one of those Funds ceases to maintain the 300% asset coverage ratio described in the Note following restriction 4 for Schroder North American Equity Fund and the Note following restriction 2 for all other Funds, it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

If the percentage of the assets of one of the Funds invested in illiquid securities exceeds 15% of its net assets as set forth above in the Funds’ non-fundamental policy number 1, the applicable Fund will take steps to reduce the amount of illiquid securities to meet this non-fundamental policy within a time frame Schroders considers to be in the best interests of the applicable Fund.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without notice to the shareholders.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Schroder International Alpha Fund

Schroder U.S. Opportunities Fund

Non-Fundamental Policies:

1.             It is contrary to the current policy of Schroder International Alpha Fund to invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act, that are determined to be liquid by Schroders pursuant to guidelines adopted by the Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

2.             It is contrary to the current policy of Schroder International Alpha Fund to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale determined by the Fund’s investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act. Such securities may be determined by the Fund’s investment adviser to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

3.             It is contrary to the current policy of Schroder U.S. Opportunities Fund to invest more than 15% of its assets in securities determined by Schroders to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act. Such securities may be determined by Schroders to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

4.             It is contrary to the current policy of each Fund to purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

5.             It is contrary to the current policy of each Fund to invest in other companies for the purpose of exercising control of those companies.

6.             Each Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or shortly before the sixtieth day following the end of a fiscal quarter. Each Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Funds’ semi-annual and annual reports. The Funds do not deliver their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov and on the Schroders website at www.schroderfunds.com.

In addition to filings made with the SEC, each Fund (except Schroder Global Multi-Cap Equity Fund) intends to make its full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at www.schroderfunds.com, on the last business day of the following month. Schroder Global Multi-Cap Equity Fund intends to make its full portfolio holdings as of the end of each calendar month available on the Fund’s website, on the tenth day of the following month. Schroders may exclude from disclosure on the Funds’ website all or any portion of a Fund’s portfolio holdings, or modify the timing of such disclosure, as it deems necessary to protect the interests of the Funds.

To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.

Policies and Procedures. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund’s portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of their public disclosure. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Funds currently disclose nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or SIMNA Ltd., as applicable, to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential including a duty not to trade on the non-public information, and in other cases they are subject to a duty of confidentiality under the federal securities laws to keep information disclosed to them by the relevant Fund confidential. Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. The Funds have no ongoing arrangements to make available nonpublic portfolio holdings information, except pursuant to the procedures described below. The following list describes the circumstances in which the Funds disclose their portfolio holdings to select third parties:

Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility. Under Schroders’ code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties, other than in accordance with the Funds’ portfolio holdings policies and procedures. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

Schroders. Schroders personnel, including personnel of its affiliates that perform services for or related to the Funds, may have full daily access to the Funds’ portfolio holdings. Employees of SIMNA Ltd., Schroder Investment Management Limited and Schroder Fund Advisors LLC (“SFA”) with access to portfolio holdings information are provided with training on each of the Trust’s policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc’s global compliance department located in London. Each Trust’s Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

External Servicing Agents. The Funds’ primary service providers, including distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information on a daily basis. In addition, third parties that provide services to the Funds, and their affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the Funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations (such as Morningstar, Lipper, Thomson and Bloomberg) may also receive or have access to full portfolio holdings information more frequently than publicly available. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

Certain Intermediaries and Wrap Program Providers. The Funds may provide more frequent disclosure of the Funds’ portfolio holdings to certain intermediaries and wrap program providers, provided those third parties meet the criteria and approval requirements as set out below under “Other Third Parties.”

Other Third Parties. Any additions to the list of persons eligible to receive portfolio holdings information require approval by the President and Chief Compliance Officer of the relevant Fund. Such disclosure may only be made where the President and Chief Compliance Officer of the relevant Fund have determined that: (i) the Fund has a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interests of the Fund and its shareholders; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ President and Chief Compliance Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. In making such determinations, the President and Chief Compliance Officer of the Fund shall review, among other considerations: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; and (viii) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund. Such disclosures shall be reported to the Board of Trustees.

The Trusts recently provided access to more frequent portfolio holdings disclosure with respect to Schroder Funds with a wrap program administered by an unaffiliated entity, after a confidentiality agreement was signed and it was established that they met the other criteria outlined above.

In general, the Schroder Funds’ policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Funds’ accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Funds, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. The President and Chief Compliance Officer may approve disclosure by Schroders or SIMNA Ltd. of non-Fund portfolios other than to clients holding the portfolios and their consultants, provided they make certain determinations set forth in the Schroder Funds’ policies and procedures.

Nothing in the Schroder Funds’ policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees of each Trust reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUSTS

The Trustees of each of the Trusts are responsible for the general oversight of each of the Trust’s business. Subject to such policies as the Trustees may determine, Schroders furnishes a continuing investment program for the Funds and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser responsible for portfolio management for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Global Strategic Bond Fund and Schroder Absolute Return EMD and Currency Fund. Subject to the control of the Trustees, Schroders also manages the Funds’ other affairs and business.

THE BOARDS OF TRUSTEES

The Board of Trustees of each Trust is currently comprised of four Trustees, three of whom are not “interested persons” (as defined in the Investment Company Act) of the Trusts (each, a “Disinterested Trustee”). Ms. Mazza, a Trustee who is an “interested person” (as defined in the Investment Company Act) of the Trusts (an “Interested Trustee”), serves as Chairman of the Board of Trustees of each Trust. The Trustees of the Trusts have not designated a lead Disinterested Trustee. A Trustee may be elected either by the Trustees of the applicable Trust or by the shareholders of the applicable Trust. The number of Trustees of each Trust is fixed from time to time by the Trustees but may not be less than three or, for Schroder Capital Funds (Delaware), more than twelve. Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. At any meeting called for the purpose, a Trustee may be removed by vote of the holders of two-thirds of the outstanding shares of the applicable Trust.

The Board of Trustees of each Trust has adopted a committee structure, which allows it to perform more effectively its oversight function for the Funds. Each Board of Trustees currently has two committees: the Audit Committee and the Nominating Committee. Each of those committees is currently composed of all of the Disinterested Trustees of the applicable Trust (currently, Ms. Cannella and Messrs. Calhoun, and Gersten), allowing all the Disinterested Trustees to participate in the full range of each Board of Trustees’ oversight duties. The committees report regularly to the Boards of Trustees. See “Committees of the Boards of Trustees” below for more information.

In connection with its oversight of each Trust, each Board of Trustees also oversees each Trust’s management and risk management processes. With respect to management, executive officers of the Trusts, including the President and Principal Executive Officer, Treasurer and Chief Financial Officer, Chief Legal Officer, and Chief Compliance Officer, are elected by the Boards of Trustees in accordance with the Trusts’ by-laws, provided that the Chief Compliance Officer must be approved by a majority of the Disinterested Trustees. Each of the President, the Treasurer and the Clerk shall hold office until he or she dies, resigns, is removed or becomes disqualified and each other officer of the Trusts shall hold office at the pleasure of the Trustees. Each Board of Trustees may remove any officer of the applicable Trust at any time, with or without cause, provided that a majority of the Disinterested Trustees must approve the removal of the Chief Compliance Officer. In connection with administering its oversight function with respect to risk management, each Board receives regular reports from Schroders and from executive officers of the applicable Trust, including but not limited to the President and Principal Executive Officer, Chief Compliance Officer, Treasurer and Chief Financial Officer, and Chief Legal Officer, on a variety of matters. These reports include specific information on risk oversight by the adviser, activities of

Schroders’ risk committee, activities of the fair value committee, results of operational and compliance testing on the Funds, the performance of the Funds and their use of certain instruments, including restricted and illiquid securities, derivatives, and borrowings. Each Trust has determined that its leadership and committee structure is appropriate for the Funds and each Trust in light of the size of each Trust and the Schroders fund complex, and reviews the effectiveness of its committee structure at least annually.

The names, addresses and ages of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations during the past five years, are set forth in the following tables.

Disinterested Trustees

The following table sets forth certain information concerning Disinterested Trustees.

Name, Age and Address of Disinterested Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex During Past 5 Years
Jay S. Calhoun*, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2010 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	15	None

Margaret M. Cannella*, 62 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2010 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Adjunct professor, Columbia Business School. Formerly, Managing Director, JP Morgan Securities Inc.; Head, Credit Research, JP Morgan Securities Inc.; and Head, Equity Research, JP Morgan Securities Inc.	15	Avolon Holdings Ltd; formerly, Wilshire Mutual Funds, Inc. (15 funds) and Wilshire Variable Insurance Trust, Inc. (9 funds)

Mark D. Gersten*, 64 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee	Indefinite since 2012 (Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust)	Senior Vice President — Global Fund Administration, Mutual and Alternative Funds, AllianceBernstein L.P. (investment management).	15	Two Roads Share Trust (6 funds) , Northern Lights Fund Trust (75 funds), and Northern Lights Variable Fund Trust 22 funds)

* Also serves as a member of the Audit Committee for each Trust. Mr. Gersten is the Chairman of the Audit Committees.

** Schroder Series Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust are considered part of the same “Fund Complex” for these purposes.

Interested Trustee

The following table sets forth certain information concerning an Interested Trustee.

Name, Age and Address of Interested Trustee	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Outside of Schroders Fund Complex During Past 5 Years
Catherine A. Mazza*, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)	Trustee and Chairman of each Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders.	15	None

* Ms. Mazza is an “interested person” (as defined in the 1940 Act) of each Trust. She is an “interested person” due to her status as an officer and employee of Schroders and its affiliates.

Experience, Qualifications, Attributes, and Skills of Trustees

Jay S. Calhoun. Mr. Calhoun has extensive experience in investment finance and financial systems, as well as significant management experience.

Margaret M. Cannella. Ms. Cannella has significant market analysis and research experience as well as extensive management experience.

Mark D. Gersten. Mr. Gersten has extensive experience in the investment management industry as well as extensive management experience.

Catherine A. Mazza. Ms. Mazza has significant prior executive experience and serves as the Institutional Relationship Director at Schroders.

Officers

The following table sets forth certain information concerning the Trusts’ officers. The officers of the Trusts are employees of the Trusts’ adviser and certain of its affiliates.

Name, Age and Address of Officer	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Catherine A. Mazza, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman	Indefinite since 2006 (Schroder Capital Funds (Delaware) and Schroder Series Trust) and since 2003 (Schroder Global Series Trust)

Trustee and Chairman of each Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, Schroders.

Mark A. Hemenetz, 58 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite since 2004	Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA; President and Principal Executive Officer of each Trust.

Alan M. Mandel, 57 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite since 1998	Head of Fund Administration, Schroders; Member of Board of Managers, SFA; Treasurer and Principal Financial and Accounting Officer of each Trust.

Carin F. Muhlbaum, 52 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998	General Counsel, Schroders; Secretary and General Counsel, SFA; Vice President of each Trust. Formerly, Member of Board of Managers, SFA.

William Sauer, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 2008	Head of Investor Services, Schroders; Vice President of each Trust.

Stephen M. DeTore, 63 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite since 2005	Chief Compliance Officer, Schroders; Chief Compliance Officer of each Trust; Member of Board of Managers, SFA.

Abby L. Ingber, 51 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of each Trust.

David Marshall, 42 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Treasurer	Indefinite since 2014	Manager of Fund Administration, Schroders; Assistant Treasurer of Schroder Series Trust. Formerly, Vice President of Fund Administration, AMG Funds.

Angel Lanier, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite since 2005	Legal Assistant, Schroders; Assistant Secretary/Clerk of each Trust; Assistant Secretary, SFA.

Certain Affiliations

The following table lists the positions held by the Trusts’ officers and any Interested Trustees with affiliated persons or principal underwriters of the Trusts:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Trusts
Catherine A. Mazza	Trustee and Chairman of each Trust; Institutional Relationship Director, Schroders; Member of Board of Managers, SFA.
Mark A. Hemenetz	President and Principal Executive Officer of each Trust; Chief Operating Officer - Americas, Schroders; Member of Board of Managers, SFA.
Alan M. Mandel	Head of Fund Administration, Schroders; Member of Board of Managers, SFA; Treasurer & Principal Financial and Accounting Officer of each Trust.
Carin F. Muhlbaum	General Counsel, Schroders; Secretary and General Counsel, SFA; Vice President of each Trust.
William Sauer	Head of Investor Services, Schroders; Vice President of each Trust; Director, Schroder Venture Managers, Inc.
Stephen M. DeTore	Chief Compliance Officer, Schroders; Member of Board of Managers, SFA; Chief Compliance Officer of each Trust.
Abby L. Ingber	Deputy General Counsel, Schroders; Chief Legal Officer and Secretary/Clerk of each Trust; Member of Board of Managers, SFA.
Angel Lanier	Legal Assistant, Schroders; Assistant Secretary, SFA; Assistant Clerk/Secretary of each Trust.

Committees of the Boards of Trustees

Audit Committee. Each Board of Trustees has a separately-designated standing Audit Committee composed of all of the Disinterested Trustees of the Trust (currently, Ms. Cannella and Messrs. Calhoun and Gersten). Each Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firms for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. Each Audit Committee met four times during the fiscal year ended October 31, 2014.

Nominating Committee. All of the Disinterested Trustees (currently, Ms. Cannella and Messrs. Calhoun and Gersten) of each Trust serve on a Nominating Committee responsible for reviewing and recommending qualified candidates to each Board in the event that a position is vacated or created. Each Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee’s criteria. Nominee recommendations may be submitted to the Secretary of the relevant Trust at that Trust’s principal business address. None of the Nominating Committees met during the fiscal year ended October 31, 2014.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund and the aggregate dollar range of equity securities owned by the Trustee in all investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2013.

Name of Trustee	Fund	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
		Ranges:	Ranges:
		None	None
		$1-$10,000	$1-$10,000
		$10,001-$50,000	$10,001-$50,000
		$50,001-$100,000	$50,001-$100,000
		Over $100,000	Over $100,000
Disinterested Trustees

Jay S. Calhoun			$10,001-$50,000
	Schroder Emerging Market Equity Fund	$10,001-$50,000
	Schroder Emerging Markets Multi-Cap Equity Fund	None
	Schroder Global Multi-Asset Income Fund**	None
	Schroder Global Multi-Cap Equity Fund	None
	Schroder International Alpha Fund	$1-$10,000
	Schroder International Multi-Cap Value Fund	$1-$10,000
	Schroder North American Equity Fund	$10,001-$50,000
	Schroder U.S. Opportunities Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Broad Tax-Aware Value Bond Fund	None
	Schroder Emerging Markets Multi-Sector Bond Fund	None
	Schroder Global Strategic Bond Fund**	None
	Schroder Long Duration Investment Grade Bond Fund	None
	Schroder Total Return Fixed Income Fund	$1-$10,000
	Schroder Absolute Return EMD and Currency Fund	None

Margaret M. Cannella			$50,001-$100,000
	Schroder Emerging Market Equity Fund	$10,001-$50,000
	Schroder Emerging Markets Multi-Cap Equity Fund	None
	Schroder Global Multi-Asset Income Fund**	None
	Schroder Global Multi-Cap Equity Fund	None
	Schroder International Alpha Fund	None
	Schroder International Multi-Cap Value Fund	$10,001-$50,000
	Schroder North American Equity Fund	None
	Schroder U.S. Opportunities Fund	None
	Schroder U.S. Small and Mid Cap Opportunities Fund	None
	Schroder Broad Tax-Aware Value Bond Fund	None
	Schroder Emerging Markets Multi-Sector Bond Fund	None
	Schroder Global Strategic Bond Fund**	None
	Schroder Long Duration Investment Grade	None

Bond Fund
Schroder Total Return Fixed Income Fund	None
Schroder Absolute Return EMD and Currency Fund	None

Mark D. Gersten		$10,001-$50,000
Schroder Emerging Market Equity Fund	None
Schroder Emerging Markets Multi-Cap Equity Fund	None
Schroder Global Multi-Asset Income Fund**	None
Schroder Global Multi-Cap Equity Fund	None
Schroder International Alpha Fund	None
Schroder International Multi-Cap Value Fund	$10,001-$50,000
Schroder North American Equity Fund	None
Schroder U.S. Opportunities Fund	None
Schroder U.S. Small and Mid Cap Opportunities Fund	None
Schroder Broad Tax-Aware Value Bond Fund	None
Schroder Emerging Markets Multi-Sector Bond Fund	None
Schroder Global Strategic Bond Fund**	None
Schroder Long Duration Investment Grade Bond Fund	None
Schroder Total Return Fixed Income Fund	None
Schroder Absolute Return EMD and Currency Fund	None

Interested Trustees

Catherine A. Mazza		Over $100,000
Schroder Emerging Market Equity Fund	Over $100,000
Schroder Emerging Markets Multi-Cap Equity Fund	None
Schroder Global Multi-Asset Income Fund**	None
Schroder Global Multi-Cap Equity Fund	None
Schroder International Alpha Fund	None
Schroder International Multi-Cap Value Fund	Over $100,000
Schroder North American Equity Fund	None
Schroder U.S. Opportunities Fund	$50,001-$100,000
Schroder U.S. Small and Mid Cap Opportunities Fund	None
Schroder Broad Tax-Aware Value Bond Fund	None
Schroder Emerging Markets Multi-Sector Bond Fund	None
Schroder Global Strategic Bond Fund**	None
Schroder Long Duration Investment Grade Bond Fund	None
Schroder Total Return Fixed Income Fund	None
Schroder Absolute Return EMD and Currency Fund	Over $100,000

*The Trusts are considered part of the same “Family of Investment Companies” for these purposes.

** Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund had not commenced operations as of December 31, 2013.

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trusts, as of December 31, 2013:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Jay S. Calhoun	N/A	N/A	N/A	N/A	N/A
Margaret M. Cannella	N/A	N/A	N/A	N/A	N/A
Mark D. Gersten	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Effective March 5, 2013, Trustees who are not employees of Schroders or its affiliates received an annual retainer of $35,000 for their services as Trustees of all open-end investment companies distributed by SFA, and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. The Chairman of the Audit Committees received an additional annual retainer from the Trusts of $5,000, and each member of an Audit Committee receives a fee of $1,000 from the Trusts for each Audit Committee meeting attended in person or by telephone. 50% of the Trustee fees is allocated equally among the Trusts and the remaining 50% is allocated among the Trusts based on their respective assets. If a meeting relates only to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from each Trust and the aggregate compensation paid to the Trustees by the Fund Complex for the fiscal year ended October 31, 2014. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trusts receive no compensation from the Trusts and are compensated in their capacities as employees of Schroders and its affiliates.)

Name of Trustee	Aggregate Compensation from Schroder Capital Funds (Delaware)	Aggregate Compensation from Schroder Series Trust	Aggregate Compensation from Schroder Global Series Trust	Total Compensation from Trust and Fund Complex Paid to Trustees*
Jay S. Calhoun	$6,213	$31,734	$11,053	$49,000
Margaret M. Cannella	$6,213	$31,734	$11,053	$49,000
Mark D. Gersten	$6,680	$34,165	$11,905	$52,750

* The Trusts are considered part of the same “Fund Complex” for these purposes.

The Declarations of Trust or Trust Instrument, as applicable, provides that the relevant Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust or Trust Instrument, as applicable, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. Each Trust’s bylaws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an “audit committee financial expert.” Each Trust’s bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Trust’s Declaration of Trust or Trust Instrument, as applicable. The Trusts, at their expense, provide liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

Schroders serves as the investment adviser for the Funds. Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc, through certain affiliates currently engaged in the asset management business, and as of September 30, 2014, had under management assets of approximately $447.7 billion. Schroders’ address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

SIMNA Ltd., an affiliate of Schroders, serves as sub-adviser to Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder

International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Global Strategic Bond Fund and Schroder Absolute Return EMD and Currency Fund, and has since each of their inceptions.

SFA, each Trust’s principal underwriter and the administrator of Schroder North American Equity Fund, is a wholly-owned subsidiary of Schroders. In consideration of SFA’s services, Schroders reimburses SFA for its costs and expenses in distributing the Funds’ shares (less 12b-1 fees paid to SFA by the Funds) and pays SFA an additional amount based on a percentage of the reimbursement (currently 5%).

PORTFOLIO MANAGERS

The portfolio managers primarily responsible for making investment decisions are: for Schroder Emerging Market Equity Fund, James Gotto, Waj Hashmi, Robert Davy, Allan Conway and Tom Wilson; for Schroder Emerging Markets Multi-Cap Equity Fund, Justin Abercrombie, Stephen Langford, James Larkman, Ayse Serinturk, and Daniel Winterbottom; for Schroder Global Multi-Asset Income Fund, Aymeric Forest and Iain Cunningham; for Schroder Global Multi-Cap Equity Fund, Justin Abercrombie, Ben Corris, Stephen Langford, James Larkman, and Ayse Serinturk; for Schroder International Alpha Fund, Simon Webber and James Gautrey; for Schroder International Multi-Cap Value Fund, Justin Abercrombie, Ben Corris, James Larkman and Ayse Serinturk; for Schroder North American Equity Fund, Justin Abercrombie, Ben Corris, Stephen Langford, James Larkman, Liane Evans, and Stuart Adrian; for each of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, Jenny Jones; for each of Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund, Andrew B.J. Chorlton, Edward H. Jewett, Richard A. Rezek, Jr., Neil G. Sutherland, and Julio C. Bonilla; for Schroder Emerging Markets Multi-Sector Bond Fund, Jim Barrineau, Fernando Grisales, Alexander Moseley and Denis Parisien; for Schroder Global Strategic Bond Fund, Bob Jolly and Gareth Isaac; for Schroder Total Return Fixed Income Fund, Wesley A. Sparks, David Harris, Ryan Mostafa, and Chris Ames; and for Schroder Absolute Return EMD and Currency Fund, Geoff Blanning, Guillermo Besaccia, Nick Brown, and Abdallah Guezour.

Other Accounts Managed. The following tables show information regarding other accounts managed by the portfolio managers of each Fund, as of October 31, 2014, unless otherwise noted:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Schroder Emerging Market Equity Fund
Allan Conway
Registered Investment Companies	3	$345,000,000	None	None
Other Pooled Investment Vehicles	22	$13,337,000,000	None	None
Other Accounts	31	$12,930,000,000	5	$3,045,000,000
Robert Davy
Registered Investment Companies	1	$270,000,000	None	None
Other Pooled Investment Vehicles	8	$6,664,000,000	None	None
Other Accounts	29	$12,632,000,000	5	$2,641,000,000
James Gotto
Registered Investment Companies	1	$270,000,000	None	None
Other Pooled Investment Vehicles	8	$6,737,000,000	None	None
Other Accounts	29	$12,632,000,000	5	$2,641,000,000
Waj Hashmi, CFA
Registered Investment Companies	1	$270,000,000	None	None
Other Pooled Investment Vehicles	9	$9,119,000,000	None	None
Other Accounts	30	$12,802,000,000	5	$2,641,000,000
Tom Wilson, CFA
Registered Investment Companies	1	$16,000,000	None	None
Other Pooled Investment Vehicles	1	$610,000,000	None	None
Other Accounts	None	None	None	None
Schroder Emerging Markets Multi-Cap Equity Fund
Justin Abercrombie
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Stephen Langford, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
James Larkman
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Ayse Serinturk
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Daniel Winterbottom, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320

Schroder Global Multi-Asset Income Fund
Aymeric Forest
Registered Investment Companies	2	$8,496,400,000	None	None
Other Pooled Investment Vehicles	4	$6,655,200,000	1	$168,400,000
Other Accounts	6	$1,634,800,000	6	$1,634,800,000
Iain Cunningham
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	3	$6,571,400,000	None	None
Other Accounts	3	$598,100,000	None	None

Schroder Global Multi-Cap Equity Fund
Justin Abercrombie
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Ben Corris, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Stephen Langford, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
James Larkman
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Ayse Serinturk
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320

Schroder International Alpha Fund
Simon Webber, CFA
Registered Investment Companies	6	$9,071,793,170	2	$8,070,289,880

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Other Pooled Investment Vehicles	4	$698,052,702	None	None
Other Accounts	11	$4,436,587,268	None	None
James Gautrey
Registered Investment Companies	4	$1,001,503,289	None	None
Other Pooled Investment Vehicles	1	$97,080,602	None	None
Other Accounts	10	$1,705,562,498	None	None

Schroder International Multi-Cap Value Fund
Justin Abercrombie
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Ben Corris, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Stephen Langford, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Ayse Serinturk
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320

Schroder North American Equity Fund
Justin Abercrombie
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Ben Corris, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Stephen Langford, CFA
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
James Larkman
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Liane Evans
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320
Stuart Adrian
Registered Investment Companies	4	$1,293,883,911	None	None
Other Pooled Investment Vehicles	22	$24,723,839,574	11	$1,621,746,866
Other Accounts	42	$19,631,691,286	14	$3,658,213,320

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Jenny Jones
Registered Investment Companies	3	$544,879	None	None
Other Pooled Investment Vehicles	7	$4,646,194	None	None
Other Accounts	3	$334,688	1	$208,956

Schroder Broad Tax-Aware Value Bond Fund
Andrew B.J. Chorlton
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Edward H. Jewett
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Richard A. Rezek, Jr.
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Neil G. Sutherland
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Julio C. Bonilla
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820

Schroder Emerging Markets Multi-Sector Bond Fund
Jim Barrineau
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	14	$1,663,000,000	None	None
Other Accounts	8	$625,000,000	None	None
Fernando Grisales
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	14	$1,663,000,000	None	None
Other Accounts	8	$625,000,000	None	None
Alexander Moseley
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	14	$1,663,000,000	None	None
Other Accounts	8	$625,000,000	None	None
Denis Parisien
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	14	$1,663,000,000	None	None
Other Accounts	8	$625,000,000	None	None

Schroder Global Strategic Bond Fund
Bob Jolly
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	8	$5,472,632,510	1	$138,158,020
Other Accounts	13	$4,512,528,539	None	None

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Gareth Isaac
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	6	$$5,452,662,780	1	$929,132,647
Other Accounts	2	$$231,481,107	None	None

Schroder Long Duration Investment-Grade Bond Fund
Andrew B.J. Chorlton
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Edward H. Jewett
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Richard A. Rezek, Jr.
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Neil G. Sutherland
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Julio C. Bonilla
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820

Schroder Total Return Fixed Income Fund
Chris Ames
Registered Investment Companies	1	$65,489,727	None	None
Other Pooled Investment Vehicles	11	$2,353,890,136	None	None
Other Accounts	18	$2,856,582,755	None	None
Richard A. Rezek, Jr.
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820
Wesley A. Sparks, CFA
Registered Investment Companies	1	$65,489,727	None	None
Other Pooled Investment Vehicles	14	$6,558,507,452	None	None
Other Accounts	27	$10,318,692,695	1	$498,174,232
Neil Sutherland, CFA
Registered Investment Companies	5	$779,246,947	None	None
Other Pooled Investment Vehicles	1	$2,053,350,951	None	None
Other Accounts	143	$13,833,881,955	2	$120,065,820

Schroder Absolute Return EMD and Currency Fund
Geoff Blanning
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$5,118,939,624	None	None
Other Accounts	None	None	None	None
Guillermo Besaccia
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$5,118,939,624	None	None

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Other Accounts	None	None	None	None
Nick Brown
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$5,118,939,624	None	None
Other Accounts	None	None	None	None
Abdallah Guezour
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$5,118,939,624	None	None
Other Accounts	None	None	None	None

Material Conflicts of Interest. Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See “Brokerage Allocation and Other Practices” for more information about this process.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three year periods, the level of funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include: MSCI Emerging Markets Index (Net Div) for Messrs. Gotto, Hashmi, Davy, Conway, and Wilson as portfolio managers of Schroder Emerging Market Equity Fund; MSCI Emerging Markets Index for Messrs. Abercrombie, Langford, Larkman, and Winterbottom and Ms. Serinturk as portfolio managers of Schroder Emerging Markets Multi-Cap Equity Fund; MSCI World Index (net of dividends reinvested) for Messrs. Abercrombie, Corris, Langford, and Larkman and Ms. Serinturk as portfolio managers of Schroder Global Multi-Cap Equity Fund; a blend of international benchmarks for Messrs. Webber  and Gautrey as portfolio managers of Schroder International Alpha Fund; MSCI EAFE Index and MSCI ACWI ex USA Index for Messrs. Abercrombie, Corris and Langford and Ms. Serinturk as portfolio managers of Schroder International Multi-Cap Value Fund; FTSE North American Index and S&P 500 Index for Messrs. Abercrombie, Corris, Langford, Larkman, and Adrian and Ms. Evans as portfolio managers of Schroder North American Equity Fund; Russell 2000 Index and Russell 2500 Index for Ms. Jones as portfolio manager of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, respectively; J.P.Morgan EMBI Global Diversified, J.P.Morgan CEMBI Broad Diversified, and J.P.Morgan GBI-EM Global Diversified for Messrs. Barrineau, Grisales, Moseley and Parisien as portfolio managers of Schroder Emerging Markets Multi-Sector Bond Fund; and Barclays Capital U.S. Aggregate Bond Index for Messrs. Ames, Sparks, Sutherland, and Rezek as portfolio managers of Schroder Total Return Fixed Income Fund. For Messrs. Blanning, Besaccia, Brown, and Guezour as portfolio managers for Schroder Absolute Return EMD and Currency Fund, performance is measured based on the Fund achieving a gross annualized 10% return with no negative performance during the previous 12-month period. Messrs. Chorlton, Jewett, Rezek, Sutherland, and Bonilla, as portfolio managers for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund, will be eligible to receive long-term incentive compensation at certain milestones over a four-year period from the date of the Fund Mergers, which are tied to the success of the integrated business of STW and Schroders. For Messrs. Forest and Cunningham as portfolio managers for Schroder Global Multi-Asset Income Fund, and for Messrs. Jolly and Isaac as portfolio managers for the Schroders Global Strategic Bond Fund, performance is measured based on the applicable Fund achieving internal targets for yield, return and volatility during the previous 12-month period.

Ownership of Securities.

As of October 31, 2014, none of the portfolio managers beneficially owned securities of the Fund or Funds that they manage, except as follows: for each of Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund — Ms. Jones beneficially owned between $50,001-$100,000 of securities; for Schroder Total Return Fixed Income Fund — Mr. Sparks beneficially owned between $10,001 - $50,000 of securities; and for Schroder Emerging Markets Multi-Sector Bond Fund - Mr. Barrineau beneficially owned between $100,001-$200,000 of securities, Mr. Grisales beneficially owned between $50,001-$100,000 of securities, Mr. Parisien beneficially owned between $0-$10,000 of securities and Mr. Moseley beneficially owned between $0-$50,000 of securities.

Certain portfolio managers are not residents of the United States. It is not necessarily advantageous in light of tax and other considerations for non-U.S. residents to invest in U.S.-registered mutual funds.

MANAGEMENT CONTRACTS/INVESTMENT ADVISORY AGREEMENTS

Management Contract/Investment Advisory Agreement. Under a Management Contract or Investment Advisory Agreement, as applicable, between each Trust, on behalf of its Funds, and Schroders, Schroders, at its expense, provides each Fund with investment advisory services and advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Funds. With respect to Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund and Schroder Absolute Return EMD and Currency Fund, Schroders, at its expense, provides each such Fund with management and administrative services necessary for the operation of the Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s administrator or sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

Under the Management Contract or Investment Advisory Agreement, as applicable, Schroders is required to continuously furnish each Fund with an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust or Trust Instrument, as applicable, and by-laws, and of the Investment Company Act, and to the Fund’s investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

As compensation for services provided to the Funds pursuant to the Management Contract or Investment Advisory Agreement, as applicable, Schroders is entitled to receive from each Trust a fee at the following annual rates (based on each Fund’s average daily net assets): Schroder Emerging Market Equity Fund – 1.00%; Schroder Emerging Markets Multi-Cap Equity Fund – 1.00%;Schroder Global Multi-Asset Income Fund– 0.60%; Schroder Global Multi-Cap Equity Fund – 0.55%; Schroder International Alpha Fund – 0.80%; Schroder International Multi-Cap Value Fund – 0.80%; Schroder North American Equity Fund – 0.25%; Schroder U.S. Opportunities Fund –1.00%; Schroder U.S. Small and Mid Cap Opportunities Fund – 1.00%; Schroder Broad Tax-Aware Value Bond Fund – 0.33%; Schroder Emerging Markets Multi-Sector Bond Fund – 0.75%; Schroder Global Strategic Bond Fund– 0.55%; Schroder Long Duration Investment-Grade Bond Fund – 0.33%; Schroder Total Return Fixed Income Fund – 0.25%; and Schroder Absolute Return EMD and Currency Fund – 0.90%. These fees are computed and paid monthly.

In order to limit the expenses of certain Funds, the Funds’ adviser has contractually agreed through February 29, 2016 to limit the management fees paid by Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Emerging Markets Multi-Sector Bond Fund, and Schroder U.S. Small and Mid Cap Opportunity Fund to the following annual rates (based on such Fund’s average daily net assets): Schroder Emerging Markets Multi-Cap Equity Fund: 0.80%; Schroder International Alpha Fund: 0.70%; Schroder International Multi-Cap Value Fund: 0.65%; Schroder Emerging Markets Multi-Sector Bond Fund: 0.65%; and Schroder U.S. Small and Mid Cap Opportunity Fund: 0.80%.

In order to limit the expenses of the Investor Shares, Advisor Shares and R6 Shares of the Funds (except Schroder North American Equity Fund), the Funds’ adviser has contractually agreed through February 29, 2016 for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, and Schroder Absolute Return EMD and Currency Fund to waive its fees, pay Fund operating expenses, and/or reimburse the applicable Fund to the extent that the Total Annual Fund Operating Expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Investor Shares): Schroder Emerging Market Equity Fund: 1.25%; Schroder Emerging Markets Multi-Cap Equity Fund: 1.05%; Schroder Global Multi-Asset Income Fund: 0.85%; Schroder Global Multi-Cap Equity Fund: 0.80%; Schroder International Alpha Fund: 0.95%; Schroder International Multi-Cap Value Fund:0.90%; Schroder U.S. Opportunities Fund: 1.70%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.05%; Schroder Broad Tax-Aware Value Bond Fund: 0.46%; Schroder Emerging Markets Multi-Sector Bond Fund: 0.90%; Schroder Global Strategic Bond Fund: 0.79%; Schroder Long Duration Investment-Grade Bond Fund: 0.46%; Schroder Total Return Fixed Income Fund: 0.40%; and Schroder Absolute Return EMD and Currency Fund: 1.15%; to the extent that the Total Annual Fund Operating Expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s Advisor Shares): Schroder Emerging Market Equity Fund: 1.50%; Schroder Emerging Markets Multi-Cap Equity Fund: 1.30%; Schroder Global Multi-Asset Income Fund: 1.10%; Schroder Global Multi-Cap Equity Fund: 1.05%; Schroder International Alpha Fund: 1.20%; Schroder International Multi-Cap Value Fund: 1.15%; Schroder U.S. Opportunities Fund: 1.95%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.30%; Schroder Emerging Markets Multi-Sector Bond Fund: 1.15%; Schroder Global Strategic Bond Fund: 1.04%; Schroder Total Return Fixed Income Fund: 0.65%; and Schroder Absolute Return EMD and Currency Fund: 1.40%; to the extent that the Total Annual Fund Operating Expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) allocable to each Fund’s R6 Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund’s R6 Shares): Schroder Emerging Markets Equity Fund: 1.10%; Schroder Emerging Markets Multi-Cap Equity Fund: 0.90%; Schroder Global Multi-Asset Income Fund: 0.70%; Schroder Global Multi-Cap Equity Fund: 0.65%; Schroder International Alpha Fund: 0.80%; Schroder International Multi-Cap Value Fund: 0.75%; Schroder U.S. Small and Mid Cap Opportunities Fund: 0.90%; Schroder Emerging Markets Multi-Sector Bond Fund: 0.75%; Schroder Global Strategic Bond Fund: 0.64%; and Schroder Absolute Return EMD and Currency Fund: 1.00%. The expense limitations for the Funds may only be terminated during their terms by the Board of Trustees.

Schroders makes available to each Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trusts. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trusts’ office rent.

Under the Management Contract or Investment Advisory Agreement, as applicable, each Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of each Fund’s assets. Each Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Management Contract or Investment Advisory Agreement, as applicable, provides that Schroders shall not be subject to any liability to a Trust or to any shareholder for any act or omission in connection with rendering services to that Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Management Contract may be terminated as to a Fund without penalty by vote of the Trustees, by the shareholders of that Fund, or by Schroders, on 60 days’ written notice. The Management Contract or Investment Advisory Agreement, as applicable, also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract or Investment Advisory Agreement, as applicable, may be amended only by a vote of the shareholders of the relevant Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not “interested persons” of Schroders. The Management Contract or Investment Advisory Agreement, as applicable, provides that it will continue in effect from year to year (after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the relevant Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in “Investment Restrictions”).

Recent Management/Investment Advisory Fees. The following table sets forth the management/investment advisory fees paid by each Fund, except for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund, during the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012. The fees listed in this table reflect reductions pursuant to expense limitations in effect during such periods.

Fund	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/14	Investment Advisory Fees Paid for Fiscal Year Ended 10/31/13		Investment Advisory Fees Paid for Fiscal Year Ended 10/31/12
Schroder Emerging Market Equity Fund	$11,145,372		$8,020,545	$4,423,735
Schroder Emerging Markets Multi-Cap Equity Fund	$0		$0	N/A
Schroder Global Multi-Cap Equity Fund	$1,118,080		$346,841	$64,029
Schroder International Alpha Fund	$1,408,042		$1,030,125	$240,415
Schroder International Multi-Cap Value Fund	$1,209,535		$320,584	$0
Schroder North American Equity Fund	$1,545,212		$1,545,212	$1,343,499
Schroder U.S. Opportunities Fund	$1,871,210		$1,372,859	$1,446,838
Schroder U.S. Small and Mid Cap Opportunities Fund	$1,418,174		$601,027	$1,533,337
Schroder Global Multi-Asset Income Fund	$0	$	N/A	N/A
Schroder Emerging Markets Multi-Sector Bond Fund	$0		$0	$ N/A
Schroder Global Strategic Bond Fund	0	$	N/A	$ N/A
Schroder Total Return Fixed Income Fund	$181,922		$66,577	$0
Schroder Absolute Return EMD and Currency Fund	$1,980,929		$856,785	$0

Waived Fees. For the periods shown above, a portion of the advisory fees payable to Schroders was waived in the following amounts pursuant to expense limitations and/or fee waivers observed by Schroders for the Funds in the table above during such periods.

Fund	Fees Waived During Fiscal Year Ended 10/31/14	Fees Waived During Fiscal Year Ended 10/31/13	Fees Waived During Fiscal Year Ended 10/31/12
Schroder Emerging Market Equity Fund	$176,600	$168,534	$60,729
Schroder Emerging Markets Multi-Cap Equity Fund	$274,011	$163,301	N/A
Schroder Global Multi-Cap Equity Fund	$281,800	$319,441	$313,918
Schroder International Alpha Fund	$146,448	$192,600	$269,074
Schroder International Multi-Cap Value Fund	$398,076	$489,974	$451,537
Schroder U.S. Small and Mid Cap Opportunities Fund	$219,564	$266,568	$421,239
Schroder Global Multi-Asset Income Fund	$113,125	$ N/A	N/A
Schroder Emerging Markets Multi-Sector Bond Fund	$238,986	$139,560	N/A
Schroder Global Strategic Bond Fund	$104,157	N/A	N/A
Schroder Total Return Fixed Income Fund	$193,178	$220,817	$327,774
Schroder Absolute Return EMD and Currency Fund	$54,144	$152,404	$382,461

Advisory Fees Paid to STW and Schroders for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Prior to August 1, 2013, the fiscal year-end was July 31 for Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. The fiscal year end for both Funds has changed to October 31. For the fiscal period from October 3, 2011 (the date the Predecessor Funds commenced operations) to July 31, 2012, STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund incurred $125,024 and $217,844, respectively, in contractual advisory fees. For the same period, STW waived $125,024 in fees for STW Long Duration Investment-Grade Bond Fund and $211,025 in fees for STW Broad Tax-Aware Value Bond Fund. The total fees paid (after waivers) to STW during this period were $0 for STW Long Duration Investment-Grade Bond Fund and $6,819 for STW Broad Tax-Aware Value Bond Fund.

For the fiscal year ended July 31, 2013, Schroder Long Duration Investment-Grade Bond Fund and Schroder Broad Tax-Aware Value Bond Fund (and their Predecessor Funds) incurred $173,497 and $354,804, respectively, in contractual advisory fees. For the same period, STW and Schroders waived $173,497 in fees for Schroder Long Duration Investment-Grade Bond Fund and STW and Schroders waived $202,824 and $27,794, respectively, for Schroder Broad Tax-Aware Value Bond Fund (and their Predecessor Funds). The total fees paid (after waivers) to STW during this period were $0 for Schroder Long Duration Investment-Grade Bond Fund and $117,866 for STW Broad Tax-Aware Value Bond Fund (and their Predecessor Funds). The total fees paid (after waivers) to Schroders during this period were $0 for Schroder Long Duration Investment-Grade Bond Fund and $6,320 for Schroder Broad Tax-Aware Value Bond Fund.

For the fiscal period from August 1, 2013 through October 31, 2013 and the fiscal year ended October 31, 2014, Schroder Long Duration Investment-Grade Bond and Schroder Broad Tax-Aware Value Bond Fund incurred $36,429 and $133,226 and $80,759 and $310,085, respectively, in contractual advisory fees. For the same period, Schroders waived $63,350 and $146,350 in fees for Schroder Long Duration Investment-Grade Bond Fund and $66,849 and $205,365 in fees for Schroder Broad Tax-Aware Value Bond Fund. The total fees paid (after waivers) to Schroders during this period were $0 and $0 for Schroder Long Duration Investment-Grade Bond Fund and $27,820 and $104,724 for Schroder Broad Tax-Aware Value Bond Fund.

Effective October 11, 2013, Schroders assumed sole responsibility for the day-to-day management of the Funds, and STW no longer serves as sub-adviser to the Funds.

Subadvisory Agreements with SIMNA Ltd.

Schroders has retained SIMNA Ltd. to serve as sub-adviser to Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder Global Strategic Bond Fund, and Schroder Absolute Return EMD and Currency Fund pursuant to Investment Subadvisory Agreements between Schroders and SIMNA Ltd. (the “Subadvisory Agreements”).

Under the Subadvisory Agreements, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of the relevant Fund the portfolio management services required of Schroders under the relevant Fund’s Management Contract or Investment Advisory Agreement, as applicable. Accordingly, SIMNA Ltd. will be required to regularly provide each such Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust or Trust Instrument, as applicable, and By-laws, and of the Investment Company Act, and to the Fund’s investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

Prior to June 30, 2012, for the services to be rendered by SIMNA Ltd., Schroders (and not the Trusts or the Funds) paid to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid by the relevant Fund to Schroders for such month under the Management Contract, or Investment Advisory Agreement, as applicable, provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

Effective June 30, 2012, for the services to be rendered by SIMNA Ltd., Schroders (and not the Trusts or the Funds) pays to SIMNA Ltd. a monthly fee in an amount equal to the applicable percentage set forth in the table below of all fees actually paid by the relevant Fund to Schroders for such month under the Management Contract, or Investment Advisory Agreement, as applicable; provided that SIMNA Ltd.’s fee for any period will be reduced such that SIMNA Ltd. will bear a comparable percentage of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder Emerging Market Equity Fund	41%
Schroder Emerging Markets Multi-Cap Equity Fund	41%
Schroder Global Multi-Asset Income Fund	52%
Schroder Global Multi-Cap Equity Fund	53%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder North American Equity Fund	53%
Schroder Global Strategic Bond Fund	52%
Schroder Absolute Return EMD and Currency Fund	51%

Each Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the relevant Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Subadvisory Agreement relating to the relevant Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined above) of the Fund on 60 days’ written notice to SIMNA Ltd., (ii) by Schroders on 60 days’ written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days’ written notice to Schroders and the relevant Trust. Each Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment. Each Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

Recent Subadvisory Fees. For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012, pursuant to a Subadvisory Agreement on behalf of Schroder Emerging Market Equity Fund, Schroders paid $3,772,644, $2,734,057 and $1,404,130, respectively, to SIMNA Ltd. For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012, pursuant to a Subadvisory Agreement on behalf of Schroder Global Multi-Cap Equity Fund, Schroders paid $494,965, $0 and $0, respectively, to SIMNA Ltd. For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012, pursuant to a Subadvisory Agreement on behalf of Schroder International Alpha Fund, Schroders paid $1,061,532, $725,720 and $215,441, respectively, to SIMNA Ltd. For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012, pursuant to a Subadvisory Agreement on behalf of Schroder International Multi-Cap Value Fund, Schroders paid $750,997, $0 and $0, respectively, to SIMNA Ltd. For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012, pursuant to the Subadvisory Agreement on behalf of Schroder North American Equity Fund, Schroders paid $1,106,216, $895,927 and $812,032, respectively, to SIMNA Ltd. For the fiscal years ended October 31, 2014, October 31, 2013, and October 31, 2012, pursuant to the Subadvisory Agreement on behalf of Schroder Absolute Return and EMD Fund, Schroders paid $810,589, $0 and $0, respectively, to SIMNA Ltd.  For the fiscal years ended October 31, 2014 and October 31, 2013, Schroders did not pay a subadvisory fee for Schroder Emerging Markets Multi-Cap Equity Fund under its Subadvisory Agreement.  For the fiscal years ended October 31, 2014, Schroders did not pay a subadvisory fee for Schroder Global Multi-Asset Income Fund under its Subadvisory Agreement. For the fiscal years ended October 31, 2014, Schroders did not pay a subadvisory fee for Schroder Global Strategic Bond Fund under its Subadvisory Agreement.

ADMINISTRATIVE SERVICES

Schroder Capital Funds (Delaware)

Effective March 21, 2012, the Trust, on behalf of Schroder International Alpha Fund, pays a combined advisory and administrative fee to Schroders at the annual rate (based on the average daily net assets of the Fund) of 0.80%, pursuant to the Investment Advisory Agreement, and Schroders acts as administrator to the Fund. Effective May 1, 2006, the Trust, on behalf of Schroder U.S. Opportunities Fund, pays a combined advisory and administrative fee to Schroders at the annual rate (based on the average daily net assets of the Fund) of 1.00%, pursuant to the Investment Advisory Agreement, and Schroders acts as administrator to the Fund.

The Trust has entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services (“SEI”). Under that agreement, as amended to the date hereof, the Trust pays fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of the Funds of the Trust, the Funds of Schroder Series Trust and the Funds of Schroder Global Series Trust, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets, 0.07% of the next $2 billion of such assets, 0.06% on the next $1.5 billion of such assets, and 0.0575% on assets in excess of $4.5 billion. Each applicable Fund pays its pro rata portion of such expenses. Prior to January 1, 2013, under (i) an amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the Funds of Schroder Capital Funds (Delaware) and the Funds of Schroder Global Series Trust, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the Funds of Schroder Series Trust, paid fees to SEI according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each applicable Fund pays its pro rata portion of such expenses. The sub-administration and accounting agreement is terminable with respect to the Funds without penalty at any time, upon six months prior written notice. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administrative Fees. During the three most recent fiscal years, the Funds of the Trust paid the following fees to SEI pursuant to the administration agreements in place during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.

Fund	Administration Fees Paid for Fiscal Year Ended 10/31/14	Administration Fees Paid for Fiscal Year Ended 10/31/13	Administration Fees Paid for Fiscal Year Ended 10/31/12
Schroder International Alpha Fund	$151,451	$121,964	$52,124

Schroder U.S. Opportunities Fund	$110,555	$110,544	$126,598

Schroder Series Trust

The Trust, on behalf of the Funds, has entered into an administration and accounting agreement with SEI, under which SEI provides administrative services necessary for the operation of each Fund, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trust’s periodic financial reports, and certain other fund accounting services. Under that agreement, as amended to the date hereof, the Trust pays fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of the Funds of the Trust, the Funds of Schroder Capital Funds (Delaware) and the Funds of Schroder Global Series Trust, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets, 0.07% of the next $2 billion of such assets, 0.06% on the next $1.5 billion of such assets, and 0.0575% on assets in excess of $4.5 billion. Each applicable Fund pays its pro rata portion of such expenses. Prior to January 1, 2013, under (i) an amended sub-administration and accounting agreements with SEI, the Funds of Schroder Capital Funds (Delaware) and the Funds of Schroder Global Series Trust, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the Funds of the Trust, paid fees to SEI according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees. The administration and accounting agreement is terminable with respect to the Funds without penalty at any time, upon six months prior written notice. The administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administrative Fees. For the last three fiscal years the Funds of the Trust, other than Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund, paid the following administration and accounting fees to SEI. The fees listed in the following table reflect reductions pursuant to fee waivers and/or expense limitations in effect during such periods.

Fund	Administration Fees Paid for Fiscal Year Ended 10/31/14	Administration Fees Paid for Fiscal Year Ended 10/31/13	Administration Fees Paid for Fiscal Year Ended 10/31/12
Schroder Emerging Market Equity Fund	$881,983	$656,795	$390,990
Schroder Emerging Markets Multi-Cap Equity Fund	$18,652	$6,001	$ N/A
Schroder International Multi-Cap Value Fund	$156,511	$81,138	$28,566
Schroder U.S. Small and Mid Cap Opportunities Fund	$51,825	$70,254	$171,025
Schroder Global Multi-Asset Income Fund	$6,829	N/A	N/A
Schroder Broad Tax-Aware Bond Fund	$73,232	N/A	N/A
Schroder Emerging Markets Multi-Sector Bond Fund	$24,041	$7,104	N/A
Schroder Global Strategic Bond Fund	$7,075	N/A	N/A
Schroder Long Duration Investment-Grade Bond Fund	$31,470	N/A	N/A
Schroder Total Return Fixed Income Fund	$116,933	$92,251	$81,006
Schroder Absolute Return EMD and Currency Fund	$176,116	$89,781	$34,685

Administrative Fees Paid to SEI by Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Pursuant to an administration agreement between The Advisors’ Inner Circle Trust II, on behalf of the Predecessor Funds, and SEI, SEI also served as administrator to the Predecessor Funds prior to the closing of the Fund Merger. For the fiscal period from October 3, 2011 (the date the Predecessor Funds commenced operations) to July 31, 2012, SEI was paid $94,968 in contractual administration fees. For the fiscal year from July 31, 2012 to July 31, 2013, SEI was paid $230,888 in contractual administration fees. For the fiscal period from August 1, 2013 through October 31, 2013, SEI was paid $27,872 in contractual administration fees.

Schroder Global Series Trust

On behalf of Schroder North American Equity Fund, the Trust has entered into an administration agreement with SFA, under which SFA provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. SFA is a wholly-owned subsidiary of Schroders and is a registered broker-dealer organized to act as administrator and distributor of mutual funds. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days’ written notice to SFA or by SFA upon 60 days’ written notice to the Trust. For its services, SFA receives no compensation.

Pursuant to a sub-administration and accounting agreement effective January 28, 2005, as amended to the date hereof, SEI serves as sub-administrator to the Funds. Under that agreement, the Trust, on behalf of Schroder Global Multi-Cap Equity Fund, pays fees to SEI, subject to certain minimums, based on the aggregate average daily net assets of Schroder Global Multi-Cap Equity Fund and all the Funds that are series of Schroder Capital Funds (Delaware) and Schroder Series Trust, according to the following annual rates: 0.0875% on the first $1 billion of such assets, 0.07% of the next $2 billion of such assets, 0.06% on the next $1.5 billion of such assets, and 0.0575% on assets in excess of $4.5 billion. Prior to January 1, 2013, under (i) an amended sub-administration and accounting agreements with SEI, the Funds of Schroder Capital Funds (Delaware) and the Funds of Schroder Global Series Trust, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the Funds of Schroder Series Trust, paid fees to SEI according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each applicable Fund pays its pro rata portion of such expenses.

With respect to Schroder North American Equity Fund, the Trust pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion. The sub-administration and accounting agreement is terminable with respect to the Funds without penalty at any time, upon six months prior written notice. The sub-administration and accounting agreement is terminable by either party in the case of a material breach.

Recent Administration Fees. For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012, Schroder North American Equity Fund paid sub-administration and accounting fees of $ 97,313, $80,357 and $69,864, respectively. For the fiscal years ended October 31, 2014, October 31, 2013, and October 31, 2012, Schroder Global Multi-Cap Equity Fund paid sub-administration and accounting fees of $198,266, $96,949 and $60,128, respectively.

DISTRIBUTOR; DISTRIBUTION PLAN

Pursuant to a Distribution Agreement with each Trust, SFA (the “Distributor”), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for each Trust’s continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see “Schroders and its Affiliates” for ownership information regarding the Distributor.

Distribution plan for Advisor Shares. Each Fund that offers Advisor Shares has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to compensate the Distributor in connection with the distribution of the Fund’s Advisor Shares. Under the Plan, a Fund may make payments based on the average daily net assets attributable to its Advisor Shares, taken separately, at the annual rate of up to 0.25% (0.35% for Schroder North American Equity Fund). Because the fees are paid out of a Fund’s assets attributable to its Advisor Shares on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the relevant Fund and may cost an investor more than paying other types of sales charges.

The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

The Distribution Plan may benefit the applicable Funds by increasing sales of Advisor Shares and reducing redemptions of these shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Fund. Because 12b-1 fees are paid out of the Funds’ assets, shareholders share the expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Distribution Plan.

The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the affected Fund. Any other material amendment to the Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees (“Qualified Trustees”) who are not “interested persons” (as defined in the Investment Company Act) of the relevant Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any time as to the Advisor Shares of any Fund by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund’s outstanding Advisor Shares.

Broker-dealers with which SFA has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

During the fiscal periods ended October 31, 2014, October 31, 2013, and October 31, 2012, certain Funds (in respect of their Advisor Shares) paid fees under the Distribution Plans in the following amounts:

	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013		Fiscal Year Ended October 31, 2012
Schroder Emerging Market Equity Fund	$434,100		$449,862		$284,089
Schroder Emerging Markets Multi-Cap Equity Fund	$2,851		$954	$	N/A
Schroder International Alpha Fund	$241,320		$182,064		$8,217
Schroder International Multi-Cap Value Fund	$113,077		$58,933		$15,908
Schroder North American Equity Fund	$932		$683		$692
Schroder U.S. Opportunities Fund	$2,579		$3,099		$5,975
Schroder U.S. Small and Mid Cap Opportunities Fund	$15,713		$15,540		$16,344
Schroder Global Multi-Asset Income Fund	$906	$	N/A	$	N/A
Schroder Emerging Markets Multi-Sector Bond Fund	$9,325		$1,324	$	N/A
Schroder Global Strategic Bond Fund	$1,151	$	N/A	$	N/A
Schroder Total Return Fixed Income Fund	$7,498		$12,144		$7,091
Schroder Absolute Return EMD and Currency Fund	$120,073		$61,002		$7,976

Shareholder Service Plan

Effective December 19, 2014, each Fund, except Schroder North American Equity Fund, with respect to its Advisor Shares and Investor Shares, may make payments out of the assets attributable to its Advisor Shares or its Investor Shares to Schroders, SFA, the Funds’ distributor, and such other entities as may from time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such services and expenses (collectively, “Services”), and not for distribution services or expenses, in respect of that class; the amount of such payment is limited to 0.15% of a Fund’s average daily net assets of the applicable share class. This payment is in addition to payments made under such Funds’ 12b-1 plans, if applicable.  Schroders, SFA, or any of their affiliates, may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.  Previously, each Fund, with respect to its Advisor Shares, was authorized to reimburse Schroders, SFA, or their affiliates for a portion of payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement was limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets.  For the fiscal year ended October 31, 2014 and October 31, 2013, Advisor Shares of Schroder International Alpha Fund paid $28,958 and $22,597, respectively, Advisor Shares of Schroder International Multi-Cap Value Fund paid Schroders $45,230 and $23,573, respectively, and Advisor Shares of Schroder U.S. Opportunities Fund paid Schroders $1,032 and $580, respectively.  For the fiscal year ended October 31, 2014 and October 31, 2013, Investor Shares of Schroder Global Multi-Cap Equity Fund paid $ 79,260 and $11,016, respectively, for Services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Selection of Brokers. Schroders, in selecting brokers to effect transactions on behalf of the Funds, seeks to obtain the best execution available.

Allocation. Schroders may deem the purchase or sale of a security to be in the best interests of a Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trusts), although not all of these services are necessarily useful and of value in managing each of the Funds. The investment advisory fee paid by each of the Funds is not reduced because Schroders and its affiliates receive such services.

Schroders may, on behalf of a client, pay a broker or dealer that provides “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”)) to Schroders an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if Schroders determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Schroders’ overall responsibilities to the client and to other client accounts over which Schroders exercises investment discretion.

Such research services include proprietary research created internally by a broker or by a third-party provider (and made available to Schroders by a broker) such as, for example, individual stock information and research, industry and sector analysis, trend analysis and forecasting, and discussions with individual stock analysts. In addition, a broker may accumulate credits for Schroders’ account and use them to purchase brokerage and research services at Schroders’ discretion and based on Schroders’ determination of the relative benefits of the various services available for purchase. These arrangements are commonly known as “commission sharing arrangements.” Accordingly, Schroders’ clients may be deemed to be paying for research and these other services with commission dollars (sometimes referred to as “soft” dollars). Research furnished by brokers or dealers or pursuant to credits accumulated at brokers or dealers through commission sharing arrangements may be used in servicing any or all of the Schroders’ clients and may be used for client accounts other than those that pay commissions to the broker or dealer providing the research. Schroders also may receive commission credits based on certain “riskless” principal securities transactions with brokerage firms. With respect to certain products and services used for both research/brokerage and non-research/brokerage purposes, Schroders generally allocates the costs of such products and services between their research/brokerage and non-research/brokerage uses and in most cases will use commission dollars only to pay for research-related services. Some of these services may be of value to Schroders and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because Schroders or its affiliates receive these services even though Schroders might otherwise be required to purchase some of these services for cash. Schroders’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

Schroders’ relationships with brokerage firms that provide research and other services to Schroders (including brokerage firms that participate in commission sharing arrangements) may give rise to a conflict of interest. When Schroders uses client brokerage commissions to obtain research or other products or services, Schroders receives a benefit because it does not have to produce or pay for such research, products, or services. As such, Schroders may have an incentive to select or recommend a broker-dealer based on Schroders’ interest in receiving the research or other products or services, rather than on Schroders’ clients’ interest in receiving most favorable execution. Client trades executed through these brokers or any other brokerage firm may not be at the lowest price otherwise available. Schroders maintains policies and procedures designed to address such conflicts and, as a policy, chooses brokers based on who will provide best execution.

Schroders maintains detailed information regarding the services and products it receives from brokers (including services and products received through commission sharing arrangements) and periodically evaluates the nature and quality of these services and products by means of a quarterly internal voting process during which the Schroders’ portfolio managers and research analysts rank brokers based on the nature and quality of the services and products they have provided. Taking into account Schroders’ obligation to seek best execution, traders typically allocate orders and divide commissions based on such evaluations, as well as on their own quarterly review of broker-dealer capabilities.

The following tables show the aggregate brokerage commissions paid for the fiscal years ended October 31, 2014, October 31, 2013, and October 31, 2012 with respect to each Fund that incurred brokerage costs.

Fund	Brokerage Commissions Paid During Fiscal Year Ended 10/31/14	Brokerage Commissions Paid During Fiscal Year Ended 10/31/13	Brokerage Commissions Paid During Fiscal Year Ended 10/31/12
Schroder Emerging Market Equity Fund	$2,271,920	$1,552,498	$697,901
Schroder Emerging Markets Multi-Cap Equity Fund	$27,344	$17,252	N/A
Schroder Global Multi-Asset Income Fund	$1,169	N/A	N/A
Schroder Global Multi-Cap Equity Fund	$199,769	$109,347	57,585
Schroder International Alpha Fund	$244,582	$261,030	$104,148
Schroder International Multi-Cap Value Fund	$180,918	$106,696	$37,778
Schroder North American Equity Fund	$225,701	$119,994	$126,949
Schroder U.S. Opportunities Fund	$284,335	$363,102	$424,961
Schroder U.S. Small and Mid Cap Opportunities Fund	$93,177	$225,236	$482,753
Schroder Total Return Fixed Income Fund	$0	$0	$8,659

The following table shows the aggregate amount of brokerage commissions paid for the fiscal year ended October 31, 2014 as well as the amount of those commissions that were paid for research services. The provision of research services to Schroders and its affiliates was not necessarily a factor in the placement of fund transactions with these firms.

Fund	Brokerage Commissions Paid During Fiscal Year Ended 10/31/14	Commissions Paid for Research Services with Respect to Such Transactions
Schroder Emerging Market Equity Fund	$2,271,920	$889,987
Schroder Emerging Markets Multi-Cap Equity Fund	$27,344	$0
Schroder Global Multi-Asset Income Fund	$1,169	$444
Schroder Global Multi-Cap Equity Fund	$199,769	$0
Schroder International Alpha Fund	$244,582	$119,478
Schroder International Multi-Cap Value Fund	$180,918	$0
Schroder North American Equity Fund	$225,701	$0
Schroder U.S. Opportunities Fund	$284,335	$195,099
Schroder U.S. Small and Mid Cap Opportunities Fund	$93,177	$66,267
Schroder Total Return Fixed Income Fund	$0	$0

Other Practices. Schroders and its affiliates also manage private investment companies (“hedge funds”) that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Funds. The hedge funds’ trading methodologies are generally different than those of the Funds and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in a Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of each of the Funds is determined daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

Securities for which market quotations are readily available are valued at current market value in accordance with the Trust’s valuation procedures. Securities for which current market quotations are not readily available, or for which Schroders believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued at their fair values pursuant to procedures adopted by the Boards of Trustees of the Trusts. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment.

Equity securities traded on a securities exchange for which last sales information is regularly reported are generally valued at the last reported sales price on the exchange that day or, in the absence of sales that day, at the mean between the closing bid and asked prices quoted on a principal exchange for the security or from a recognized pricing service (the “mid-market price”) (Where the securities are traded on more than one exchange or in an over-the-counter market, they are valued based on quotations from the market in which the security is primarily traded.) Securities purchased in an initial public offering or in a private placement and that have not commenced trading in a secondary market are valued at cost, as long as cost is determined by Schroders’ Pricing Committee (the “Committee”) to represent fair value. The Committee is comprised of officers of the Funds, portfolio managers of the applicable Fund, and other responsible personnel of Schroders. In the case of securities traded primarily on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust’s primary and secondary pricing vendors and is not available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value.

Unlisted equity securities for which market quotations are readily available generally are valued at the most recently reported mid-market price. Options, including options on indices, are generally valued at the composite/National Best Bid Offer (“NBBO”) mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values. On such days, the best available price (which is typically the last sales price) may be used to value the Funds’ futures positions. Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price. Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared.  In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap.  If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued. In the absence of the above, the Committee will determine an appropriate method of valuation, subject to the Trusts’ fair value procedures. If a Fund’s assets are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the value of the securities held directly by the Fund and the net asset values of the registered open-end investment management companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which these companies will use fair value pricing. ETF shares are valued in accordance with the procedures for exchange-traded equity securities discussed above.

The values of foreign currencies, foreign securities, and of forward foreign currency contracts whose values are calculated in a foreign currency are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar based on rates provided by an independent source. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies.

If any securities held by a Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, the Committee shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts’ reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange. If events materially affecting the value of such securities occur during such period, then the Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund use a third-party fair valuation vendor that provides a fair value for foreign securities held by the applicable Fund based on certain factors and methodologies applied by the vendor in the event that there is movement in specified U.S. market prices that exceeds a specific threshold established by the Committee, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value non-U.S. securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

All other securities and other property are valued based on procedures adopted by the Boards of Trustees of the Trusts.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the respective Trust’s books of account, and will be charged with the liabilities in respect of each Fund and with a share of the general liabilities of the Trust. Each Fund’s assets will be further allocated among its constituent classes of shares on the respective Trust’s books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of each share class of a Fund will generally differ from that of its other share classes, if any, due to the variance in dividends paid on each class of shares and differences in the expenses.

REDEMPTION OF SHARES

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Global Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund each impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These redemption fees are not sales charges (loads); they are paid directly to the applicable Fund.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of a Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. For redemption requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of a Fund’s receipt of the request, which may affect the NAV at which the request is processed. The Funds permit exceptions to the redemption fee policy for the following transactions:

•                  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing or that are the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

•                  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•                  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, the following transactions in participant-directed retirement plans:

•                  where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, and loan repayments);

•                  redemptions made in connection with taking out a loan from the plan;

•                  redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders;

•                  redemptions made as part of a systematic withdrawal plan;

•                  redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan;

•                  redemptions made in connection with a participant’s termination of employment; and

•                  redemptions made as part of a periodic rebalancing under an asset allocation model.

•                  involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in a Fund;

•                  redemptions of shares acquired through the reinvestment of dividends or distributions paid by a Fund;

•                  redemptions and exchanges effected by other mutual funds or other commingled vehicles (funds of funds) that are sponsored by Schroders or its affiliates;

•                  redemptions and exchanges effected by unaffiliated funds of funds, when officers of Schroders or the Trusts have determined that the fund in question has in place an investment strategy, coupled with adequate policies and procedures, that limit the risk of market timing and frequent trading activity affecting the Funds;

•                  to the extent a Fund is used as a qualified default investment alternative under the Employee Retirement Income Security Act of 1974 for certain 401(k) plans; and

•                  otherwise as the officers of Schroders or the applicable Trust may determine is appropriate after consideration of the purpose of the transaction and the potential impact to the Funds.

The application of the redemption fee and exceptions may vary among intermediaries, and certain intermediaries may not apply the exceptions listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds have no arrangements with any person to permit frequent purchases and redemptions of the Funds’ shares.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. It does not address special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Funds. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Funds.

Taxation of the Funds. Each Fund has elected, or intends to elect, to be treated and intends each year to qualify and be eligible to be treated as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirements under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends, as defined below).

If a Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain substantial distributions before requalifying as a RIC that is afforded special tax treatment.

If a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year (to the extent not treated as previously distributed for this purpose), the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, if a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.  If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

See the Funds’ most recent annual shareholder reports for the Funds’ available capital loss carryovers as of the end of their most recently ended fiscal year.

Distributions. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as defined below) are generally taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards) from the sale of investments that a Fund has held or is deemed to have held for more than one year and that are properly reported by a Fund as capital gain dividends (“capital-gain dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of gains from the sale of investments that a Fund owned or is deemed to have owned for one year or less will be taxable as ordinary income.

Distributions of investments reported by the Funds as derived from “qualified dividend income” will be taxed in the hands of the individuals at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company (as defined below).

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. Schroder Total Return Fixed Income Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment Grade Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund

and Schroder Absolute Return EMD and Currency Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Funds will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Funds from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for fewer than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). Schroder Total Return Fixed Income Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment Grade Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund and Schroder Absolute Return EMD and Currency Fund generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

A Fund is eligible to pay “exempt-interest dividends” for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code.  Exempt-interest dividends pass through to shareholders the tax-exempt character of exempt interest earned by the Fund.   Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes.  In addition, an investment in the Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders.  Further, exempt-interest dividends paid by the Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal alternative minimum tax calculation.  Individual and corporate shareholders subject to the alternative minimum tax should consult their tax advisors regarding the potential alternative minimum tax implications of holding shares of the Fund.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund is not deductible for U.S. federal income tax purposes in proportion to the percentage, if any, that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital-gain dividends. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits.  Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Fund’s income and gains other than exempt-interest dividends generally will be taxable as described above.  Schroder Broad Tax-Aware Value Bond Fund will notify its shareholders in a written statement of the portion of distributions for the taxable year, if any, that constitutes exempt-interest dividends.   Schroder Broad Tax-Aware Value Bond Fund may invest a portion of its assets in securities that generate income subject to U.S. federal or state taxes.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends) as described above,and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities if temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by a Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

Return of capital distributions. If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Transactions in Fund shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain dividends received (or deemed received) by the shareholder with respect to the shares. If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed if other shares of the same Fund are purchased, including by means of a dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption. sale, or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See each Fund’s Prospectus for more information.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Foreign currency transactions. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other foreign currency positions, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the portion of distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

As described under “Taxation of the Funds” above, at least 90% of a Fund’s gross income for each taxable year must consist of certain types of qualifying income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the 90% gross income requirement in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If a Fund were to fail to meet the gross income requirement, it could in some cases cure such failure by paying a fund-level tax. If a Fund could not or did not cure such failure, it could fail to qualify as a RIC in such year, and the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences previously described.

Foreign investments. With respect to investment income and gains received by a Fund from sources within foreign countries, such income and gains may be subject to foreign taxes that are withheld at the source, thereby reducing the yield on those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund’s assets at the close of the taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In the event that shareholders of a Fund are eligible to claim a tax credit or deduction, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. Shareholders of Funds that do not hold sufficient foreign securities to meet the above threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax by electing to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund may also make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. As noted earlier, dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Derivative transactions. A Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Master Limited Partnerships. MLPs, if any, in which a Fund invests may qualify as “qualified publicly traded partnerships” (“QPTPs”). In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for RIC qualification. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification limits a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement. In such cases, a Fund’s investments in such entities could bear on or be limited by its intention to qualify as a RIC.

To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by a Fund with respect to an investment in such MLP will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of the MLP. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Further, because of these accelerated deductions, the Fund will likely realize taxable income in excess of economic gain with respect to interests in such an MLP on the disposition of such interests (or if the Fund does not dispose of the MLP interest, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. Under these circumstances, the Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a Fund invests in MLPs, Fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as “passive foreign investment companies,” “controlled foreign corporations” or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “passive foreign investment companies” are discussed in greater detail above.

Securities issued or purchased at a discount. Some debt obligations (and all zero-coupon debt obligations) with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by a Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than they would in the absence of such transactions.

Securities purchased at a premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

At-risk debt obligations. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, whether or to what extent a Fund should recognize market discount on a debt obligation, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Investments in REIT equity securities may result in a Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund shareholders for U.S. federal income tax purposes. A Fund’s investment in REIT equity securities may at other times require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

The Funds may hold, directly or indirectly, residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that may invest in TMPs. Under IRS guidance issued in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Under current law, a Fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. It is unclear how applicable this IRS guidance remains in light of the December 2006 legislation. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup withholding. A Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 28%.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax shelter reporting regulations. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. Subject to FATCA (as defined below), distributions properly reported as capital-gain dividends or exempt-interest dividends generally will not be subject to withholding of federal income tax (except that exempt-interest dividends may be subject to backup withholding). Absent a specific statutory exemption, dividends (other than capital gain dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. For distributions with respect to taxable years of a Fund beginning before January 1, 2014, a Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported as such by a Fund in a written notice to shareholders (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (a “short-term capital gain dividend”). Depending on the circumstances, a Fund was permitted to report such parts of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. The exemption from withholding for interest-related dividends and short-term capital gain dividends has expired for distributions with respect to taxable years of the Funds beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension will have retroactive effect.

In the case of shares held through an intermediary, the intermediary may have withheld even if a Fund were to have reported a payment as short-term capital gain dividend or interest-related dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign person’s sale of shares of the Fund or to the capital gain dividend the foreign person received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. Prior to January 1, 2014, the special “look-through” rule discussed above for distributions by a Fund to foreign person also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension will be, including whether any such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign person would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2014, such withholding generally was not required if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled USRPHCs. The exemption from withholding for redemptions has expired and such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2014, and what the terms of any such extension will be, including whether any such extension would have retroactive effect.

Shareholder Reporting of Foreign Financial Assets. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements. The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify shareholders that are themselves subject to FATCA certification, reporting and withholding requirements. Absent the necessary information with respect to a shareholder, a Fund must withhold under FATCA at a rate of 30% on dividends (other than exempt-interest dividends), including capital gain dividends and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, a Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., capital gain dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of each Trust, as of November 30, 2014, no person owned beneficially or of record more than 5% of the outstanding voting securities of each class of a Fund, except as indicated in Appendix A hereto.

To the knowledge of each Trust, as of November 30, 2014, the Trustees of that Trust and the officers of that Trust, as a group, owned less than 1% of the outstanding shares of each class of a Fund.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Funds. The custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

LINE OF CREDIT

The Funds entered into a Credit Agreement dated October 6, 2008, as amended to the date hereof, with JPMorgan Chase Bank, N.A., as administrative agent, for up to $50 million in a revolving line of credit (the “Line of Credit”). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrowing Fund. It is possible that a Fund may wish to borrow money under the Line of Credit but may not be able to do so.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is each Trust’s registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, each Trust’s independent registered public accounting firm, provides audit services and tax return preparation services. Its address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

Schroders, SFA, the Trusts’ distributor, and SIMNA Ltd. have each adopted a Code of Ethics, and the Trusts have adopted a combined Code of Ethics as amended from time to time, pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics have been filed as exhibits to each of the Trust’s Registration Statements.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts have delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders’ proxy voting policies and procedures is attached as Appendix B to this SAI. Information regarding how Schroders voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, through the Schroder Funds’ website at www.schroderfunds.com or by calling (800) 464-3108 and on the SEC website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trusts.

SHAREHOLDER LIABILITY

Under Delaware and Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the relevant Trust. However, each Trust’s Declaration of Trust or Trust Instrument, as applicable, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. Each Trust’s Declaration of Trust or Trust Instrument, as applicable, provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The Reports of Independent Registered Public Accounting Firm, Audited Financial Highlights, and Audited Financial Statements in respect of the Funds are included in the Funds’ Annual Reports to Shareholders for the fiscal year ended October 31, 2013 under Rule 30d-1 of the Investment Company Act, filed electronically with the SEC on January 6, 2014 in the Funds’ Reports on Form N-CSR for the period ending October 31, 2013 for Schroder Capital Funds (Delaware), File No. 811-1911, Accession No. 0001104659-14-000603; for Schroder Series Trust, File No. 811-07840; Accession No. 0001104659-14-000601; and for Schroder Global Series Trust, File No. 811-21364, Accession No. 0001104659-14-000604. The Reports of Independent Registered Public Accounting Firm, Audited Financial Highlights and Audited Financial Statements referred to above relating to the Funds are incorporated by reference into this SAI.

The unaudited Financial Highlights and unaudited Financial Statements in respect of the Funds are included in the Funds’ Semi-Annual Reports to Shareholders for the period ended April 30, 2014 under Rule 30d-1 of the Investment Company Act, filed electronically with the SEC on July 3, 2014 in the Funds’ Reports on Form N-CSR for the period ending April 30, 2014 for Schroder Series Trust, File No. 811-07840; Accession No. 0001104659-14-050089; for Schroder Global Series, File No. 811-21364; Accession No. 0001104659-14-050088; and for Schroder Capital Funds (Delaware), File No. 811-01911; Accession No. 0001104659-14-050087.  The unaudited Financial Highlights and unaudited Financial Statements referred to above relating to the Funds are incorporated by reference into this SAI.

APPENDIX A

HOLDERS OF OUTSTANDING SHARES

To the knowledge of each Trust, as of November 30, 2014, no person owned beneficially or of record 5% or more of the outstanding shares of each class of a Fund, except as set forth below.

Investor Shares:

Record or Beneficial Owner	Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	Schroder International Alpha Fund	7,506,609	50.01%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder International Alpha Fund	2,673,457	17.81%

MWRA RETIREMENT SYSTEM 2 GRIFFIN WAY CHELSEA MA 02150-3334	Schroder International Alpha Fund	2,040,215	13.59%

MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Schroder International Alpha Fund	1,742,959	11.61%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder U.S. Opportunities Fund	1,687,550	33.48%

CHARLES SCHWAB & CO INC SPECIAL CUST AC FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder U.S. Opportunities Fund	1,631,108	32.36%

VANGUARD FIDUCIARY TRUST COMPANY K14 ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	Schroder U.S. Opportunities Fund	537,790	10.67%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Total Return Fixed Income Fund	2,965,756	19.39%

WELLS FARGO BANK NA FBO ROOFERS WELFARE SCHROEDER 8004144 PO BOX 1533 MINNEAPOLIS MN 55480-1533	Schroder Total Return Fixed Income Fund	2,384,074	15.58%

GSA-ILA PENSION FUND DTD 8-30-57 PO BOX 1280 SAVANNAH GA 31402-1280	Schroder Total Return Fixed Income Fund	1,899,208	12.41%

BRICKLAYERS OF INDIANA RET PLAN PO BOX 50440 INDIANAPOLIS IN 46250-0440	Schroder Total Return Fixed Income Fund	1,813,745	11.86%

WELLS FARGO BANK NA FBO COMM FIRST FDN LTPA #1 - MUT FNDS 23346004 PO BOX 1533 MINNEAPOLIS MN 55480-1533	Schroder Total Return Fixed Income Fund	1,541,092	10.07%

IBEW LOCAL UNION 716 PENSION TRUST U/A 4/22/1965 8441 GULF FWY STE 304 HOUSTON TX 77017-5066	Schroder Total Return Fixed Income Fund	791,511	5.17%

STATE STREET NOMINEES LTD FBO ERYB 525 FERRY RD EDINBURGH UK EH5 2AW	Schroder North American Equity Fund	25,714,192	50.16%

STATE STREET NOMINEES LTD FBO A/C 2CM5 525 FERRY RD EDINBURGH UK EH5 2AW	Schroder North American Equity Fund	19,750,495	38.53%

ANB 400 & CO. PO BOX 1 AMARILLO TX 79105-0001	Schroder North American Equity Fund	4,163,722	8.12%

CHARLES SCHWAB & CO INC SPECIAL CUST AC FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder U.S. Small and Mid Cap Opportunities Fund	1,418,120	33.28%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder U.S. Small and Mid Cap Opportunities Fund	1,231,254	28.90%

STRAFE & CO FBO BOJ SCHRODER Q05755006 PO BOX 6924 NEWARK DE 19714-6924	Schroder U.S. Small and Mid Cap Opportunities Fund	664,551	15.60%

VANGUARD FIDUCIARY TRUST COMPANY K14 ATTN OUTSIDE FUNDS PO BOX 2600 VALLEY FORGE PA 19482-2600	Schroder U.S. Small and Mid Cap Opportunities Fund	443,363	10.40%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Emerging Market Equity Fund	18,979,810	21.19%

MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Schroder Emerging Market Equity Fund	12,711,478	14.19%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	Schroder Emerging Market Equity Fund	9,077,484	10.14%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	Schroder Emerging Market Equity Fund	6,252,778	6.98%

WELLS FARGO BANK NA FBO MULTICARE HEALTH - SCHRODER MMKT 11626818 PO BOX 1533 MINNEAPOLIS MN 55480-1533	Schroder Emerging Market Equity Fund	5,723,036	6.39%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Emerging Market Equity Fund	4,554,689	5.09%

MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Schroder International Multi-Cap Value Fund	8,368,429	36.97%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	Schroder International Multi-Cap Value Fund	3,912,930	17.29%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	Schroder International Multi-Cap Value Fund	2,728,606	12.06%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder International Multi-Cap Value Fund	2,652,541	11.72%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder International Multi-Cap Value Fund	1,163,930	5.14%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	Schroder Absolute Return EMD and Currency Fund	7,851,043	31.51%

CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	Schroder Absolute Return EMD and Currency Fund	7.745.847	31.09%

MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Schroder Absolute Return EMD and Currency Fund	2.799.765	11.24%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Absolute Return EMD and Currency Fund	1,724,944	6.92%

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Emerging Markets Multi-Sector Bond Fund	2,400,000	71.09%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	Schroder Emerging Markets Multi-Sector Bond Fund	891,572	26.41%

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Emerging Markets Multi-Cap Equity Fund	1,900,000	77.39%

WILLIAM BLAIR & CO L L C STEPHANE D RAMBAUD TRUSTEE 222 WEST ADAMS STREET CHICAGO IL 60606-5312	Schroder Emerging Markets Multi-Cap Equity Fund	133,853	5.45%

SOUTH STREET CAPITAL II LLC PARTNERSHIP C/O WILLIAM E SIMON & SONS LLC PO BOX 1913 MORRISTOWN NJ 07962-1913	Schroder Long Duration Investment-Grade Bond Fund	873,159	36.99%

WASHINGTON & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Schroder Long Duration Investment-Grade Bond Fund	639,745	27.11%

ALICE TWEED TUOHY FOUNDATION 205 E CARRILLO ST STE 219 SANTA BARBARA CA 93101-7186	Schroder Long Duration Investment-Grade Bond Fund	285,648	12.10%

NORTHERN TRUST COMPANY CUST FBO RIVERVIEW FOUNDATION 26-43120 PO BOX 92956 CHICAGO IL 60675-2956	Schroder Long Duration Investment-Grade Bond Fund	258,996	10.97%

NORTHERN TRUST CO CUST FBO HOUSTON BAPTIST UNIVERSITY A/C#26-39606 PO BOX 92956 CHICAGO IL 60675-0001	Schroder Long Duration Investment-Grade Bond Fund	159,112	6.74%

ALBANY FOUNDATION 807 LAS CIMAS PKWY STE 370 AUSTIN TX 78746-6183	Schroder Long Duration Investment-Grade Bond Fund	140,265	5.94%

WASHINGTON & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Schroder Broad Tax-Aware Value Bond Fund	2,299,503	24.99%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Schroder Broad Tax-Aware Value Bond Fund	2,006,108	21.80%

BETSY G ABELL TTEE BETSY G ABELL 1984 GRANTOR TRUST UA DTD 10/02/1984 C/O ALTAZANO MGMT LLC 940 CORBINDALE RD HOUSTON TX 77024-2800	Schroder Broad Tax-Aware Value Bond Fund	907,186	9.86%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST	Schroder Broad Tax-Aware Value Bond Fund	567,576	6.17%

SAN FRANCISCO CA 94105-1905

THOMAS V FISCHER 745 ISLAND CIR E ST HELENA IS SC 29920-3039	Schroder Broad Tax-Aware Value Bond Fund	561,018	6.10%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Broad Tax-Aware Value Bond Fund	528,001	5.74%

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Global Multi-Asset Income Fund	2,400,000	79.77%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Global Multi-Asset Income Fund	321,891	10.70%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	Schroder Global Multi-Asset Income Fund	284,809	9.47%

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Global Strategic Bond Fund	2,400,000	85.76%

ATTN MUTUAL FUNDS ADMIN C/O M&T BANK/WTC ID337 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	Schroder Global Strategic Bond Fund	398,355	14.24%

Advisor Shares:

Record or Beneficial Owner	Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	Schroder Total Return Fixed Income Fund	116,611	49.09%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Total Return Fixed Income Fund	43,662	18.38%

RAYMOND JAMES & ASSOC INC CSDN FBO VINCENT MICHAEL BARRY IRA 1602 S 177TH AVE GOODYEAR AZ 85338-9563	Schroder Total Return Fixed Income Fund	15,936	6.71%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Total Return Fixed Income Fund	14,093	5.93%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder North American Equity Fund	11,961	62.67%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder North American Equity Fund	5,512	28.88%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder U.S. Small and Mid Cap Opportunities Fund	135,382	32.95%

TD AMERITRADE TRUST COMPANY ACCOUNT #OOTLB TD AMERITRADE TRUST CO PO BOX 17748 DENVER CO 80217-0748	Schroder U.S. Small and Mid Cap Opportunities Fund	113,048	27.52%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Schroder U.S. Small and Mid Cap Opportunities Fund	71,791	17.47%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder U.S. Small and Mid Cap Opportunities Fund	67,863	16.52%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS	Schroder Emerging Market Equity Fund	2,495,067	57.43%

211 MAIN ST SAN FRANCISCO CA 94105-1905

NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK, NY 10281-1003	Schroder Emerging Market Equity Fund	745,806	17.17%

CAMBRIDGE APPLETON TRUST N A ONE POST OFFICE SQUARE 5TH FLOOR BOSTON MA 02109-3201	Schroder Emerging Market Equity Fund	222,935	5.13%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	Schroder International Alpha Fund	99,785	25.71%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder International Alpha Fund	76,773	19.78%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder International Alpha Fund	67,941	17.50%

MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Schroder International Alpha Fund	30,331	7.81%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Schroder International Alpha Fund	29,660	7.64%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder U.S. Opportunities Fund	14,571	45.65%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Schroder U.S. Opportunities Fund	8,229	25.78%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder U.S. Opportunities Fund	1,917	6.01%

FIRST CLEARING, LLC A/C 8811-4268 2801 MARKET ST SAINT LOUIS MO 63103-2523	Schroder U.S. Opportunities Fund	1,624	5.09%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder International Multi-Cap Value Fund	771,258	29.93%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Schroder International Multi-Cap Value Fund	701,986	27.24%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder International Multi-Cap Value Fund	494,534	19.19%

KEYBANK NATIONAL ASSOCIATION FBO RJF INT’L CORP RET INCOME 2020200-0518444 PO BOX 94871 CLEVELAND OH 44101-4871	Schroder International Multi-Cap Value Fund	196,824	7.64%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Schroder Absolute Return EMD and Currency Fund	210,070	24.48%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFITS OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Schroder Absolute Return EMD and Currency Fund	95,991	11.19%

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	Schroder Absolute Return EMD and Currency Fund	92,600	10.79%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Absolute Return EMD and Currency Fund	83,783	9.76%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Absolute Return EMD and Currency Fund	71,017	8.28%

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Emerging Markets Multi-Sector Bond Fund	100,000	49.99%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Emerging Markets Multi-Sector Bond Fund	74,323	37.15%

NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Emerging Markets Multi-Sector Bond Fund	14,022	7.01%

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Emerging Markets Multi-Cap Equity Fund	100,000	93.92%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Emerging Markets Multi-Cap Equity Fund	6,470	6.08

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Global Multi-Asset Income Fund	100,000	94.10%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Global Multi-Asset Income Fund	5,550	5.22%

SCHRODER US HOLDING INC PO BOX HM 1368 HAMILTON HM FX BERMUDA	Schroder Global Strategic Bond Fund	100,000	69.08%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Global Strategic Bond Fund	44,749	30.91%

Institutional Shares:*

Record or Beneficial Owner	Fund	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Schroder Global Multi-Cap Equity Fund	7,669,845	72.70%

WELLS FARGO BANK NA FBO SECURA - MUTUAL FUND 16751000 PO BOX 1533 MINNEAPOLIS MN 55480-1533	Schroder Global Multi-Cap Equity Fund	2,193,107	20.79%

MAC & CO A/C GWTF7002002 ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	Schroder Global Multi-Cap Equity Fund	554,156	5.25%

* As of the date of the Reclassification, any Institutional Shares of the Schroder Global Multi-Cap Equity Fund held by these accounts are reclassified as R6 Shares.

Institutional Service Shares:**

(a)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Schroder Global Multi-Cap Equity Fund	3,903,899	54.20%

	NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Schroder Global Multi-Cap Equity Fund	3,150,102	43.74%

** As of the date of the Reclassification, any Institutional Service Shares of the Schroder Global Multi-Cap Equity Fund held by these accounts are reclassified as Investor Shares.

APPENDIX B

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940.  Specifically, Rule 206(4)-6 requires that SIMNA:

•                  Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•                  Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the “Funds”):

•                  Disclose their proxy voting policies and procedures in their registration statements; and

•                  Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy.  The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time.  The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies.  ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•                  Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

•                  A proponent of a proxy proposal has a client relationship with SIMNA;

•                  A proponent of a proxy proposal has a business relationship with SIMNA;

•                  SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

•                  Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•                  Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy:  (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information.  In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•                  Name of the issuer of the security;

•                  Exchange ticker symbol;

•                  CUSIP number, if available;

•                  Shareholder meeting date;

•                  Brief summary of the matter voted upon;

•                  Source of the proposal, i.e., issuer or shareholder;

•                  Whether the fund voted on the matter;

•                  How the fund voted; and

•                  Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record.  If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

September 2014

APPENDIX C

LONG-TERM AND SHORT-TERM DEBT RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Global Long-Term Rating Scale

Aaa                          Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa                                Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                       Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa                         Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba           Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B             Obligations rated B are considered speculative and are subject to high credit risk.

Caa        Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca                                Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                       Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and a modifier 3 indicates that the issue ranks in the lower end of that generic rating category.

Global Short-Term Rating Scale

P-1          Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2          Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3          Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP           Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s (“S&P”) Rating Services

Long-Term Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).

While S&P has obtained information from sources it considers reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation, and the promise we impute; (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA       An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA          An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A             An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB       An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB          An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B             An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC       An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC          An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C             An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D             An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR          This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Standard & Poor’s description of its three highest short-term debt ratings:

A-1         A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2         A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3         A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B             A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C             A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D             A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch Investors Service, Inc. (“Fitch”)

Long-Term Ratings

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

Short-Term Ratings

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s description of its three highest short-term debt ratings:

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

STT-STADDINFO

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS.

(a) Trust Instrument of Registrant as Amended and Restated as of February 5, 2002 (see Note 7).

(b) Bylaws of Registrant Amended and Restated as of December 9, 2003, October 4, 2004 and December 7, 2004 (see Note 10).

(c) See the following Articles and Sections in the Trust Instrument filed as Exhibit (a): Article II, Sections 2.03, 2.04, 2.06, 2.08, 2.09, 2.10, 2.11; Article III, Section 3.08; Article VII; Article IX; and Article X, Section 10.03.

(d)

(i) Second Amended and Restated Investment Advisory Agreement between the Trust and Schroder Investment Management North America Inc. (“Schroders”) dated as of March 7, 2006, with respect to Schroder U.S. Opportunities Fund (formerly, “Schroder U.S. Smaller Companies Fund”) and Schroder International Alpha Fund (formerly, “Schroder International Fund”) (see Note 14).

(ii) First Amended and Restated Appendix A to the Second Amended and Restated Investment Advisory Agreement between the Trust and Schroders with respect to Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (see Note 23).

(iii) Amended and Restated Subadvisory Agreement between the Trust, on behalf of Schroder International Alpha Fund, Schroders, and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (see Note 12).

(iv) Amendment to Investment Subadvisory Agreement between the Trust, on behalf of Schroder International Alpha Fund, Schroders, and SIMNA Ltd. (see Note 23).

(e) Form of Distribution Agreement between the Trust and Schroder Fund Advisors Inc. (now known as Schroder Fund Advisors LLC) dated as of September 15, 1999 (see Note 4).

(f) Not Applicable.

(g)

(i) Global Custody Agreement between the Trust and The Chase Manhattan Bank dated as of November 5, 2001 (see Note 7).

(ii) Amendment to Custody Agreement between the Trust and JPMorgan Chase Bank, NA (formerly, “The Chase Manhattan Bank”) dated October 26, 2005 (see Note 12).

(iii) Amendment to Global Custody Agreement dated March 1, 2014. Filed herewith.

(h)

(i) Administration Agreement between the Trust and Schroder Fund Advisors Inc. (now known as Schroder Fund Advisors LLC) dated November 26, 1996 and amended and restated as of June 1, 1999 (see Note 5).

(ii) Sub-Administration and Accounting Agreement among the Trust, Schroder Fund Advisors Inc. (now known as Schroder Fund Advisors LLC) and SEI Investments Global Fund Services (“SEI”) dated as of October 8, 2001 (“SEI Administration Agreement”) (see Note 7).

(iii) Assignment of the Sub-Administration and Accounting Agreement among the Trust, Schroder Fund Advisors Inc. (now known as Schroder Fund Advisors LLC)  and SEI dated May 28, 2008 (see Note 18).

(iv) Amendment No. 2 to the Sub-Administration and Accounting Agreement among the Trust, Schroder Fund Advisors Inc. (now known as Schroder Fund Advisors LLC) and SEI dated June 1, 2008 (see Note 18).

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(v) Amendment No. 3 to the Sub-Administration and Accounting Agreement among the Trust, Schroders and SEI dated November 1, 2010 (see Note 21).

(vi) Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company dated as of May 28, 1999 (see Note 3).

(vii) Form of Delegation Amendment to Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company (see Note 8).

(viii) Amendment to Transfer Agency Agreement between the Trust and State Street Bank and Trust Company dated September 1, 2006 (see Note 16).

(ix) Amended and Restated Exhibit A to Transfer Agency Agreement between the Trust and State Street Bank and Trust Company dated July 22, 2008 (see Note 18).

(x) Amendment to Transfer Agency Agreement between the Trust and State Street Bank and Trust Company dated September 1, 2009 (see Note 19).

(xi) Fee Waiver and Expense Limitation Agreement between Schroders and the Trust relating to Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder International Alpha Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Multi-Cap Value Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund, effective December 19, 2014 through February 29, 2016.  Filed herewith.

(xii) Form of Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. dated as of October 6, 2008 (see Note 18).

(xiii) Amendment No. 1 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. dated as of September 23, 2009 (see Note 20).

(xiv) Amendment No. 2 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. dated as of October 29, 2010 (see Note 21).

(xv) Amendment No. 3 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. effective as of October 4, 2010 (see Note 21).

(xvi) Amendment No. 4 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A (see Note 22).

(xvii) Form of Amendment No. 5 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A.  (see Note 23).

(xviii) Amendment No. 6 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. (see Note 24).

(xix)  Amendment No. 7 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A. (See Note 24).

(xx)  Amendment No. 8 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A.  Filed herewith.

(xxi) Amendment No. 9 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A.  Filed herewith.

(xxii) Amended and Restated Shareholder Service Plan relating to Advisor Shares and Investor Shares of the Funds listed on Exhibit A thereto.  Filed herewith.

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(i)

(i) Opinion of Morris, Nichols, Arsht & Tunnell LLP with respect to Investor Shares (see Note 5).

(ii) Opinion of Morris, Nichols, Arsht & Tunnell LLP with respect to Advisor Shares (see Note 14).

(iii) Opinion of Smith, Katzenstein & Jenkins LLP relating to R6 Shares for Schroder International Alpha Fund. Filed herewith.

(j) Consent of PricewaterhouseCoopers LLP. Filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Distribution Plan with respect to Advisor Shares (see Note 13).

(n) Form of Second Amended and Restated Multiclass (Rule 18f-3) Plan.  Filed herewith.

(o) Reserved.

(p)

(i) Code of Ethics for Schroders and Schroder Fund Advisors LLC. Filed herewith.

(ii) Amended Code of Ethics of the Trust (see Note 11).

(iii) Code of Ethics of SIMNA Ltd. (see Note 23).

(q)

(i) Power of Attorney for Mark A. Hemenetz, Alan M. Mandel, and Catherine A. Mazza (see Note 16).

(ii) Power of Attorney for Jay S. Calhoun and Margaret M. Cannella (see Note 21).

(iii) Power of Attorney for Mark D. Gersten (see Note 23).

Notes:

1. Exhibit incorporated by reference to Post-Effective Amendment No. 63 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on July 18, 1997, accession number 0001004402-97-000035.

2. Exhibit incorporated by reference to Post-Effective Amendment No. 65 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on January 27, 1998, accession number 0001004402-98-000053.

3. Exhibit incorporated by reference to Post-Effective Amendment No. 74 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on July 13, 1999, accession number 0001047469-99-027251.

4. Exhibit incorporated by reference to Post-Effective Amendment No. 75 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on September 30, 1999, accession number 0001047469-99-037395.

5. Exhibit incorporated by reference to Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 29, 2000, accession number 0000912057-00-009074.

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6. Exhibit incorporated by reference to Post-Effective Amendment No. 77 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2001, accession number 0000912057-01-006923.

7. Exhibit incorporated by reference to Post-Effective Amendment No. 78 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on January 29, 2002, accession number 0000950136-02-000239.

8. Exhibit incorporated by reference to Post-Effective Amendment No. 81 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 27, 2003, accession number 0000950136-03-000457.

9. Exhibit incorporated by reference to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 27, 2004, accession number 0000950136-04-000602.

10. Exhibit incorporated by reference to Post-Effective Amendment No. 83 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 22, 2004, accession number 0000950136-04-004511.

11. Exhibit incorporated by reference to Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 25, 2005, accession number 0000950136-05-001048.

12. Exhibit incorporated by reference to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2006, accession number 0000950136-06-001488.

13. Exhibit incorporated by reference to Post-Effective Amendment No. 86 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on March 9, 2006, accession number 0000950136-06-001760.

14. Exhibit incorporated by reference to Post-Effective Amendment No. 87 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on May 15, 2006, accession number 0000950136-06-003886.

15. Exhibit incorporated by reference to Post-Effective Amendment No. 88 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on May 23, 2006, accession number 0000950136-06-004174.

16. Exhibit incorporated by reference to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2007, accession number 0000950136-07-001246.

17. Exhibit incorporated by reference to Post-Effective Amendment No. 90 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 29, 2008, accession number 0000950136-08-001036.

18. Exhibit incorporated by reference to Post-Effective Amendment No. 91 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 27, 2009, accession number 0000950123-09-003707.

19. Exhibit incorporated by reference to Post-Effective Amendment No. 92 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on December 31, 2009, accession number 0000950123-09-074518.

20. Exhibit incorporated by reference to Post-Effective Amendment No. 93 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 26, 2010, accession number 0000950123-10-018401.

21. Exhibit incorporated by reference to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 28, 2011, accession number 0001104659-11-011020.

22. Exhibit incorporated by reference to Post-Effective Amendment No. 96 to the Trust’s Registration Statement on Form N-1A filed via EDGAR on February 29, 2012, accession number 0001104659-12-014528.

23. Exhibit incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on  Form N-1A filed via EDGAR on February 28, 2013, accession number  0001104659-13-016043.

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24. Exhibit incorporated by reference to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on  Form N-1A filed via EDGAR on February 28, 2014, accession number  0001104659-14-014829.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30. INDEMNIFICATION.

Section 10.02 of the Registrant’s Trust Instrument reads as follows:

(a) Subject to the exceptions and limitations contained in subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; “(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: “(i) who shall have been adjudicated by a court or body before which the proceeding was brought: (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office; or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or “(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Subsection 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Section 3.16 of the Registrant’s Bylaws provides:

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The conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the Trustee. In particular, and without limiting the generality of the foregoing, neither the determination that a Trustee is an “audit committee financial expert” nor the knowledge, experience or other qualifications underlying such a determination shall result in that Trustee being held to a standard of care that is higher than the standard that would be applicable in the absence of such a determination or such knowledge, experience or qualification, nor shall such a determination or such knowledge, experience or other qualification impose any duties, obligations or liabilities that are greater than would obtain in the absence of such a determination or such knowledge, experience or qualification. Any determination of whether a Trustee has complied with any applicable standard of care, including without limitation any standard of care set out in any constituent document of the Trust, and any determination of whether a Trustee shall be entitled to indemnification pursuant to any provision of the Trust Instrument or these Bylaws, shall be made in light of and based upon the provisions of this paragraph, and any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal.

Section 3.17 of the Registrant’s Bylaws provides:

The Trust shall to the fullest extent legally permissible indemnify each person who is or was a Trustee against all liabilities, costs and expenses reasonably incurred by such person in connection with or resulting from any action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by any governmental or self-regulatory authority, including without limitation any formal or informal investigation into possible violations of law or regulation initiated by any governmental body or self-regulatory authority, in which such person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of he or she having been a Trustee, or by reason of any action taken or not taken in such capacity, except to the extent prohibited by the Trust Instrument. Any person serving as Trustee, whether at the date of adoption of this paragraph as a Bylaw or thereafter, shall be presumed conclusively to have done so in reliance on this paragraph. No amendment or removal of this paragraph shall be effective in respect of any period prior to such amendment or removal or any proceeding related to any period prior to such amendment or removal.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(a) Schroder Investment Management North America Inc. The directors and officers of Schroder Investment Management North America Inc. (“Schroders”) have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of Schroders or certain of its corporate affiliates.

The address of Schroders and Schroder Fund Advisors LLC is 875 Third Avenue, 22nd Floor, New York, NY 10022. The addresses of certain corporate affiliates of Schroders are as follows: Schroder Investment Management North America Limited, Schroder Ltd., and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, is located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at 65 Chulia Street, #46-00, OCBC Centre, Singapore, 049513. Schroder Investment Management (Hong Kong) Limited is located at Suites 3301, Level 33, Two Pacific Place, 88 Queensway, Hong Kong. Schroder Investment Management (Australasia) Limited is located at Level 20, Angel Place, 123 Pitt Street, Sydney, NSW 2000, Australia. PT Schroder Investment Management Indonesia is located at Jakarta Stock Exchange Building, Tower 2, 31st floor, Jl. Jend. Sudirman Kav. 52-53 Jakarta 12190, Indonesia. Schroders (C.I.) Limited is located at PO Box 334, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 3UF, Channel Islands. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom.

(b) Schroder Investment Management North America Limited. The directors and officers of Schroder Investment Management North America Limited (“SIMNA Ltd.”) have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIMNA Ltd. or certain of its corporate affiliates.

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The address of SIMNA Ltd. is 31 Gresham St., London EC2V 7QA, United Kingdom. The addresses of certain corporate affiliates of SIMNA Ltd. are as follows: Schroder Investment Management North America Inc. and Schroder Fund Advisors LLC are located at 875 Third Avenue, 22nd Floor, New York, NY 10022. Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, is located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at 65 Chulia Street, #46-00, OCBC Centre, Singapore, 049513. Schroder Investment Management (Hong Kong) Limited is located at Suites 3301, Level 33, Two Pacific Place, 88 Queensway, Hong Kong. Schroder Investment Management (Australasia) Limited is located at Level 20, Angel Place, 123 Pitt Street, Sydney, NSW 2000, Australia. PT Schroder Investment Management Indonesia is located at Jakarta Stock Exchange Building, Tower 2, 31st floor, Jl. Jend. Sudirman Kav. 52-53 Jakarta 12190, Indonesia. Schroders (C.I.) Limited is located at PO Box 334, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey, GY1 3UF, Channel Islands. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a) Schroder Fund Advisors LLC currently acts as the principal underwriter for each series of the Registrant, each series of Schroder Series Trust and each series of Schroder Global Series Trust.

(b) Following is information with respect to each officer and director of Schroder Fund Advisors LLC, the Distributor of the Trust’s shares:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICE WITH UNDERWRITER	POSITION AND OFFICE WITH THE TRUST
Catherine A. Mazza	Manager	Trustee and Chairman

Mark A. Hemenetz	Manager and Chairman	President and Principal Executive Officer

Alan M. Mandel	Manager	Treasurer and Principal Financial and Accounting Officer

Carin F. Muhlbaum	Secretary	Vice President

Stephen DeTore	Manager and Chief Compliance Officer	Chief Compliance Officer

William MacCarter Sims	Manager and President	None

Shaun Levesque	Manager	None

Robert Fortino	Chief Financial Officer and Financial Operations Principal	None

Angel Lanier	Assistant Secretary	Assistant Secretary

Abby Ingber	Manager	Chief Legal Officer and Secretary

* The principal business address of each individual listed above is 875 Third Avenue, 22nd Floor, New York, New York 10022.

(c) Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant’s Vice

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President, Carin F. Muhlbaum; Registrant’s Secretary, Abby Ingber; Registrant’s investment adviser, Schroder Investment Management North America Inc.; Registrant’s custodian, J.P. Morgan Chase Bank; Registrant’s transfer agent and registrar, Boston Financial Data Services, Inc. and Registrant’s sub-administrator, SEI Investments GlobalFund Services. The address of the Vice President, Secretary, and investment adviser is 875 Third Avenue, 22nd Floor, New York, New York 10022. The address of the custodian is 270 Park Avenue, New York, New York 10017. The address of the transfer agent and registrar is 2000 Crown Colony Drive, Quincy, Massachusetts 02169. The address of the sub-administrator is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

ITEM 34. MANAGEMENT SERVICES.

None.

ITEM 35. UNDERTAKINGS.

Registrant undertakes to furnish upon request and without charge to each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders relating to the fund to which the prospectus relates.

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NOTICE

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the trustees, officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on this 18th day of December, 2014.

SCHRODER CAPITAL FUNDS (DELAWARE)

By:	/s/ Mark A. Hemenetz
	Name:	Mark A. Hemenetz
	Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on December 18, 2014.

Principal Executive Officer

By:	/s/ Mark A. Hemenetz
	Name:	Mark A. Hemenetz
	Title:	President and Principal Executive Officer

Principal Financial and Accounting Officer

By:	/s/ Alan M. Mandel
	Name:	Alan M. Mandel
	Title:	Treasurer & Principal Financial and Accounting Officer

*Margaret M. Cannella, Trustee

*Jay S. Calhoun, Trustee

*Mark D. Gersten, Trustee

*Catherine A. Mazza, Trustee

By:	/s/ Alan M. Mandel
Alan M. Mandel, Attorney-in-Fact*

*     Pursuant to powers of attorney previously filed as exhibits to this Registration Statement.

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EXHIBIT INDEX

Exhibit	Item

(g)(iii)	Amendment to Global Custody Agreement dated March 1, 2014.

(h)(xi)

Fee Waiver and Expense Limitation Agreement between Schroders and the Trust relating to Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder International Alpha Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Cap Equity Fund, Schroder Global Strategic Bond Fund, Schroder International Multi-Cap Value Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Total Return Fixed Income Fund, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund, effective December 19, 2014 through February 29, 2016.

(h)(xx)	Amendment No. 8 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A.

(h)(xxi)	Amendment No. 9 to Credit Agreement between the Trust and JPMorgan Chase Bank, N.A.

(h)(xxii)	Amended and Restated Shareholder Service Plan relating to Advisor Shares and Investor Shares of the Funds listed on Exhibit A thereto.

(i)(iii)	Opinion of Smith, Katzenstein & Jenkins LLP relating to R6 Shares for Schroder International Alpha Fund.

(j)	Consent of PricewaterhouseCoopers LLP.

(n)	Form of Second Amended and Restated Multi-class (Rule 18f-3) Plan adopted by the Trust.

(p)(i)	Code of Ethics for Schroders and Schroder Fund Advisors LLC.

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